As filed with the U.S. Securities and Exchange Commission on August 28, 2015

Securities Act File No. 333-166018

Investment Company Act File No. 811-22406

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 40	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 42	☑

MIRAE ASSET DISCOVERY FUNDS
(Exact Name of Registrant as Specified in Charter)
1350 Avenue of the Americas, 33rd Floor
New York, New York 10019
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 205-8300

Peter Graham
1350 Avenue of the Americas, 33rd Floor
New York, New York 10019
(Name and Address of Agent for Service)

Copy to:
Laurin Blumenthal Kleiman
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒   immediately upon filing pursuant to paragraph (b)

☐   on (date) pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a)(1)

☐   on (date) pursuant to paragraph (a)(1)

☐   75 days after filing pursuant to paragraph (a)(2)

☐   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:  An indefinite number of shares of Beneficial Interest is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Mirae Asset Discovery Funds

Emerging Markets Fund

Asia Fund

Emerging Markets Great Consumer Fund

Asia Great Consumer Fund

Global Great Consumer Fund

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund	Asia Great Consumer Fund	Global Great Consumer Fund
Class A	MALGX	MALAX	MECGX	MGCEX	MGUAX
Class C	MCLGX	MCLAX	MCCGX	MGCCX	MGUCX
Class I	MILGX	MILAX	MICGX	MGCIX	MGUIX

Prospectus

August 28, 2015

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES

EMERGING MARKETS FUND

Investment Objective

The investment objective of Emerging Markets Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 41 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 44 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	4.41%	4.03%	1.80%
Total Annual Fund Operating Expenses	5.71%	6.08%	2.85%
Fee Waiver and Expense Reimbursement*	(4.01)%	(3.63)%	(1.40)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2016. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 37 of the Fund’s Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

1

Emerging Markets Fund

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,842	$2,930	$5,584
Class C	$348	$1,482	$2,689	$5,594
Class I	$148	$751	$1,380	$3,075

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,842	$2,930	$5,584
Class C	$248	$1,482	$2,689	$5,594
Class I	$148	$751	$1,380	$3,075

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers an emerging market country to include any country that is:  (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in, emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”).  The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis.  The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification.  The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization.  Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

2

Emerging Markets Fund

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong. See “Risks of Investing in China” below.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

3

Emerging Markets Fund

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund.  The bar chart shows how the Fund’s performance has varied from year to year.  The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI Emerging Markets Index.  If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown.  Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	13.18%	3/31/2012
Worst Quarter:	-27.73%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2015 was 3.61%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI Emerging Markets Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 36 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	-0.41%	0.39%
Return After Taxes on Distributions	-0.41%	0.13%
Return After Taxes on Distributions and Sale of Fund Shares	-0.23%	0.28%
Class A Returns Before Taxes	-6.25%	-1.24%
Class C Returns Before Taxes	-2.26%	-0.62%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-1.82%	0.50%

4

Emerging Markets Fund

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Managers

José Gerardo Morales, CFA, Chief Investment Officer of the Investment Manager, and Rahul Chadha, Co-Chief Investment Officer of Mirae Asset Hong Kong, are jointly and primarily responsible for the day-to-day management of the Fund.   Both have co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000.  The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Emerging Markets Fund

ASIA FUND

Investment Objective

The investment objective of Asia Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 41 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 44 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	4.17%	5.39%	1.82%
Total Annual Fund Operating Expenses	5.42%	7.39%	2.82%
Fee Waiver and Expense Reimbursement*	(3.72)%	(4.94)%	(1.37)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2016. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 37 of the Fund’s Prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,789	$2,831	$5,398
Class C	$348	$1,728	$3,138	$6,378
Class I	$148	$744	$1,368	$3,048

6

Asia Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,789	$2,831	$5,398
Class C	$248	$1,728	$3,138	$6,378
Class I	$148	$744	$1,368	$3,048

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.  The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in Asia, excluding Japan; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; (iii) the investment is included in an index representative of Asia, excluding Japan; and (iv) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”). The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries in Asia. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

7

Asia Fund

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong. See “Risks of Investing in China” below.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in Asia – Because the Fund concentrates its investments in Asia, excluding Japan, the Fund’s performance will be closely tied to economic and political conditions in Asia and geopolitical conditions in Asia, including the risk of severe political and military disruption. As a region, Asia comprises countries in all stages of economic development, and many of the economies of these countries are intertwined, which may cause them to experience recessions at the same time. In addition, natural disasters might have a substantial economic impact on affected regions, at least temporarily.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

8

Asia Fund

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund.  The bar chart shows how the Fund’s performance has varied from year to year.  The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI All Country (AC) Asia ex-Japan Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	13.94%	3/31/2012
Worst Quarter:	-27.50%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2015 was 6.10%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges.  The table further compares the Fund’s performance over time to that of the MSCI All Country (AC) Asia ex-Japan Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 36 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	9.81%	5.73%
Return After Taxes on Distributions	6.22%	4.85%
Return After Taxes on Distributions and Sale of Fund Shares	7.74%	4.36%
Class A Returns Before Taxes	3.32%	3.98%
Class C Returns Before Taxes	7.83%	4.67%
MSCI All Country (AC) Asia ex-Japan Index (reflects no deduction for fees, expenses or taxes)	5.11%	4.34%

9

Asia Fund

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to the Fund.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Manager

Rahul Chadha, Co-Chief Investment Officer of Mirae Asset Hong Kong, is primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after Citi Fund Services Ohio, Inc., the transfer agent, receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums and minimum account balances for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000.  The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Asia Fund

EMERGING MARKETS GREAT CONSUMER FUND

Investment Objective

The investment objective of Emerging Markets Great Consumer Fund (“EM Great Consumer Fund” or the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 41 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 44 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.80%	0.75%	0.64%
Total Annual Fund Operating Expenses	2.10%	2.80%	1.69%
Fee Waiver and Expense Reimbursement*	(0.40)%	(0.35)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2016. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 37 of the Fund’s Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

11

EM Great Consumer Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,159	$1,604	$2,837
Class C	$348	$835	$1,448	$3,103
Class I	$148	$509	$895	$1,978

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,159	$1,604	$2,837
Class C	$248	$835	$1,448	$3,103
Class I	$148	$509	$895	$1,978

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors.  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

12

EM Great Consumer Fund

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund.  The bar chart shows how the Fund’s performance has varied from year to year.  The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI Emerging Markets Index.  Class A and Class C Shares commenced operations on November 4, 2010.  Performance of Class A and Class C Shares for periods prior to November 4, 2010 is based on the historical performance of

13

EM Great Consumer Fund

Class I Shares and has been adjusted to reflect the expenses applicable to Class A and Class C Shares, as applicable. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown.  Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	19.22%	3/31/2012
Worst Quarter:	-22.56%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2015 was 4.36%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI Emerging Markets Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 36 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	1.52%	5.35%
Return After Taxes on Distributions	1.40%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares	0.96%	4.05%
Class A Returns Before Taxes	-4.58%	1.43%
Class C Returns Before Taxes	-0.48%	2.09%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-1.82%	0.50%

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

14

EM Great Consumer Fund

Portfolio Managers

José Gerardo Morales, CFA, Chief Investment Officer of the Investment Manager, and Joohee An, Senior Portfolio Manager of Mirae Asset Hong Kong, are jointly and primarily responsible for the day-to-day management of the Fund.   Both have co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

EM Great Consumer Fund

ASIA GREAT CONSUMER FUND

Investment Objective

The investment objective of Asia Great Consumer Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 41 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 44 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.56%	1.54%	0.88%
Total Annual Fund Operating Expenses	2.81%	3.54%	1.88%
Fee Waiver and Expense Reimbursement*	(1.11)%	(1.09)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.70%	2.45%	1.45%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.70% (for Class A Shares), 2.45% (for Class C Shares) and 1.45% (for Class I Shares) of average daily net assets through August 31, 2016. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 37 of the Fund’s Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,297	$1,881	$3,457
Class C	$348	$985	$1,743	$3,738
Class I	$148	$549	$976	$2,166

16

Asia Great Consumer Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,297	$1,881	$3,457
Class C	$248	$985	$1,743	$3,738
Class I	$148	$549	$976	$2,166

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan, or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.  The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions:(i) the issuer’s primary trading market is in Asia, excluding Japan; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; (iii) the investment is included in an index representative of Asia, excluding Japan; and (iv) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries in Asia. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

17

Asia Great Consumer Fund

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong.  See “Risks of Investing in China” below.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in Asia – Because the Fund concentrates its investments in Asia, excluding Japan, the Fund’s performance will be closely tied to economic and political conditions in Asia and geopolitical conditions in Asia, including the risk of severe political and military disruption. As a region, Asia comprises countries in all stages of economic development, and many of the economies of these countries are intertwined, which may cause them to experience recessions at the same time. In addition, natural disasters might have a substantial economic impact on affected regions, at least temporarily.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI All Country (AC) Asia ex-Japan Index. Class A and Class C Shares commenced operations on November 4, 2010. Performance of Class A and Class C Shares for periods prior to November 4, 2010 is based on the historical performance of Class I Shares and has been adjusted to reflect the expenses applicable to Class A and Class C Shares, as applicable. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

18

Asia Great Consumer Fund

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	18.68%	3/31/2012
Worst Quarter:	-21.85%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2015 was 9.63%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges.  The table further compares the Fund’s performance over time to that of the MSCI All Country (AC) Asia ex-Japan Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 36 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (September 24, 2010)
Class I
Return Before Taxes	17.21%	5.77%
Return After Taxes on Distributions	16.89%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	10.00%	4.49%
Class A Returns Before Taxes	10.20%	2.71%
Class C Returns Before Taxes	15.15%	3.38%
MSCI All Country (AC) Asia ex-Japan Index (reflects no deduction for fees, expenses or taxes)	5.11%	4.34%

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to the Fund.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Manager

Joohee An, Senior Portfolio Manager of Mirae Asset Hong Kong, is primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception.

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Asia Great Consumer Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Asia Great Consumer Fund

GLOBAL GREAT CONSUMER FUND

Investment Objective

The investment objective of Global Great Consumer Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 41 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 44 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.97%	3.37%	1.49%
Total Annual Fund Operating Expenses	4.17%	5.32%	2.44%
Fee Waiver and Expense Reimbursement *	(2.72)%	(3.12)%	(1.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.45%	2.20%	1.20%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.45% (for Class A Shares), 2.20% (for Class C Shares) and 1.20% (for Class I Shares) of average daily net assets through August 31, 2016. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 37 of the Fund’s Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,535	$2,369	$4,517
Class C	$323	$1,313	$2,397	$5,075
Class I	$122	$642	$1,188	$2,682

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Global Great Consumer Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,535	$2,369	$4,517
Class C	$223	$1,313	$2,397	$5,075
Class I	$122	$642	$1,188	$2,682

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities of issuers in both developed and emerging markets that are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers emerging market countries to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Investment Manager considers developed market countries to include any country that is: (i) generally recognized to be a developed country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developed country; or (iii) included in the MSCI World Index.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

When investing in both the developed and emerging markets, the Investment Manager uses a proprietary quantitative model for initial screening, and then looks for issuers that: (i) operate at a high level of sustainable competitiveness; (ii) have a significant exposure to emerging markets either by current or planned local operating presence, or current or planned source of revenues; or (iii) are expected by the Investment Manager to benefit from a high rate of economic growth in the emerging markets.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors.  The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers (i) organized or located outside of the United States, (ii) whose primary trading market is located outside the United States, or (iii) doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

22

Global Great Consumer Fund

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various developed and emerging markets. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

23

Global Great Consumer Fund

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI ACWI Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	14.66%	12/31/2013
Worst Quarter:	-4.21%	3/31/2014

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2015 was 6.88%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI ACWI Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 36 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (January 31, 2012)
Class I
Return Before Taxes	-3.74%	14.17%
Return After Taxes on Distributions	-6.07%	13.03%
Return After Taxes on Distributions and Sale of Fund Shares	-0.17%	11.10%
Class A Returns Before Taxes	-9.48%	11.59%
Class C Returns Before Taxes	-5.56%	13.01%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	4.71%	12.95%

Management

Investment Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund.

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Global Great Consumer Fund

Portfolio Manager

José Gerardo Morales, CFA, Chief Investment Officer of the Investment Manager, is primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Global Great Consumer Fund

ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

EMERGING MARKETS FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to portions of the Fund’s portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI GICS.  The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons.  At any given time the Fund may sell a security that the Investment Manager thinks is approaching full valuation.  Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

http://investments.miraeasset.us                              26                              Mirae Asset Discovery Funds

 The Investment Manager generally seeks to manage risk through diversification of issuers across regions, countries and industry sectors. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

ASIA FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Investment Manager generally considers “highly ranked” to mean first or second. In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in Asia, excluding Japan; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; (iii) the investment is included in an index representative of Asia, excluding Japan; and (iv) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI GICS. The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons.  At any given time the Fund may sell a security that the Investment Manager thinks is approaching full valuation.  Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

http://investments.miraeasset.us                              27                              Mirae Asset Discovery Funds

EMERGING MARKETS GREAT CONSUMER FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to portions of the Fund’s portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.   This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required),  with 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers an emerging market country to include any country that is:  (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life. The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons. At any given time the Fund may sell a security that the Investment Manager thinks is approaching full valuation. Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.  Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

http://investments.miraeasset.us                              28                              Mirae Asset Discovery Funds

ASIA GREAT CONSUMER FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager and Sub-Manager

Mirae Asset USA is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Hong Kong to act as sub-manager to the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan, or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in Asia, excluding Japan; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; (iii) the investment is included in an index representative of Asia, excluding Japan; and (iv) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets. Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons.  At any given time the Fund may sell a security that the Investment Manager thinks is approaching full valuation.  Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

GLOBAL GREAT CONSUMER FUND

Investment Objective

The Fund’s investment objective is to achieve long-term capital growth. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Investment Manager

Mirae Asset USA is the investment manager for the Fund. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required),  with 60 days’ prior notice to shareholders.

http://investments.miraeasset.us                              29                              Mirae Asset Discovery Funds

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities of issuers in both developed and emerging markets that are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers emerging market countries to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Investment Manager considers developed market countries to include any country that is: (i) generally recognized to be a developed country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developed country; or (iii) included in the MSCI World Index.

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

When investing in both the developed and emerging markets, the Investment Manager uses a proprietary quantitative model for initial screening, and then looks for issuers that: (i) operate at a high level of sustainable competitiveness; (ii) have a significant exposure to emerging markets either by current or planned local operating presence, or current or planned source of revenues; or (iii) are expected by the Investment Manager to benefit from a high rate of economic growth in the emerging markets.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.  Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded in U.S. markets and are U.S. dollar-denominated, and GDRs and EDRs, which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

The Fund may invest a significant portion of its assets in securities that are traded in currencies other than U.S. dollars; therefore the Fund may buy and sell foreign (non-U.S.) currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates.

The Fund may sell a security for a variety of reasons.  At any given time the Fund may sell a security that the Investment Manager thinks is approaching full valuation.  Additionally, the Fund may sell a security if changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund will invest at least 40% of its net assets in issuers (i) organized or located outside of the United States, (ii) whose primary trading market is located outside the United States, or (iii) doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

OTHER INVESTMENT STRATEGIES

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if the Fund cannot receive the amount at which it values the instrument within seven days.

Initial Public Offerings. Each Fund may, from time to time, invest in shares of companies through initial public offerings.

http://investments.miraeasset.us                              30                              Mirae Asset Discovery Funds

Rights. Each Fund may purchase securities pursuant to the exercise of subscription rights. Subscription rights allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Temporary Defensive Investments. As a temporary defensive measure, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the Investment Manager is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the Investment Manager believes it is advisable to do so, or to meet anticipated levels of redemptions. Each Fund normally will invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Warrants. A warrant gives a Fund the right to buy stock and specifies the amount of underlying stock, the purchase or exercise price, and the date the warrant expires. A Fund has no obligation to exercise the warrant. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

PRINCIPAL INVESTMENT RISKS

The Funds cannot guarantee that they will achieve their respective investment objectives. Many factors affect the Funds’ performance. Each Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money.

The following are certain risks associated with investing in the Funds. Each Fund’s summary highlights certain risks associated with investing in that Fund. The principal risks of investing in a Fund may change over time as the Investment Manager adapts to changing market conditions in pursuit of that Fund’s long-term investment objective.

Asset Allocation Risk. All Funds. Each Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk. All Funds. There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk. All Funds. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Currency Risk: Foreign investments typically are issued and traded in foreign currencies.  When a Fund invests in foreign currencies or securities that trade in foreign currencies, the Fund may be adversely affected by the changes in exchange rates of foreign currencies.  When the foreign currencies depreciate relative to the U.S. dollar, a Fund’s investments in foreign currencies or securities that trade in foreign currencies may lose value.

Foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economical conditions of certain countries, changes in investors’ appetite for risk, and changes in policies of central banks or supranational entities such as the International Monetary Fund.

Political and Economic Developments:  The political, economic and social structures of certain countries may not be as stable as those of the United States. Therefore, foreign investments remain subject to political, economic and social developments in such countries. In addition, foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Limited Availability of Information and Legal Recourse:  There may be less information publicly available about a foreign company than about most U.S. companies, since foreign companies are generally not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

http://investments.miraeasset.us                              31                              Mirae Asset Discovery Funds

Limited Markets:  Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Foreign Banks and Securities Depositories Risk:  Some foreign banks and securities depositories in which the Funds hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging markets countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Emerging Markets Risks. All Funds. The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Equity Securities Risk. All Funds. Equity securities include common and preferred stocks, each of which represents an ownership interest in a company. The value of a company’s equity securities may fluctuate as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The price of equity securities also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries. In addition, they may be affected due to changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk. All Funds. Certain of the Funds will invest primarily in securities of issuers located in a single country or a limited number of countries; however, each of the Funds may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

High Portfolio Turnover Risk. Principal Risk for Emerging Markets Fund and Asia Fund; Other Investment Risk for EM Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund.  Each Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

Inflation Risk. All Funds. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of a Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk. All Funds. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk. All Funds. Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund and the ability of a Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Funds could be substantial and adverse.

http://investments.miraeasset.us                              32                              Mirae Asset Discovery Funds

In recent years, the global financial markets have undergone pervasive and fundamental disruptions, which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Funds’ strategies.

Risks of Investing in Asia. Principal Risk for Asia Fund and Asia Great Consumer Fund; Other Investment Risk for Emerging Markets Fund and EM Great Consumer Fund.  In addition to the country-specific risks discussed below, there are specific risks associated with investing in Asia, including the risk of severe political or military disruption. Asia comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. The smaller size of certain developing economies in Asia may result in a high concentration of holdings and high trading volume in a small number of issuers in such economies. Brokers in such markets generally are fewer in number and less well-capitalized than brokers in the United States, increasing the risk of default and delay in settlement. The limited size of the markets for some Asian securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity. Certain Asian countries rely heavily on international trade and may be vulnerable to trade barriers and other protectionist measures, as well as fluctuations in the prices of key exports, such as primary commodities, that could have an adverse effect on the value of a Fund’s portfolio.

Some Asian economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, lack of publicly available information regarding issuers in the region, economic recessions, governmental intervention, political instability and less efficient markets. The economies of many Asian countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asian countries. In addition, many of the economies of Asian countries are intertwined, which may cause them to experience recessions at the same time. Currency fluctuations, devaluations, trading restrictions and political and social instability in any one Asian country can have a significant effect on the entire Asian region.

The development of Asian economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea, including the ongoing military threat from North Korean forces. Though efforts to ease tensions and to increase economic, cultural and humanitarian contacts between North Korea and South Korea have been made from time to time, the situation remains a source of tension and is currently volatile. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea or regional tensions. Lack of available information regarding North Korea is also a significant risk factor. Other significant ongoing political and military factors in Asia that may affect Asian economies and markets include the Chinese military threat to Taiwan and the South China Seas, as well as nuclear arms threats between India and Pakistan.

Asian issuers are also subject to different laws and regulations than United States issuers, which may result in imperfect information and a lack of clarity. Standardized audit, accounting and financial standards, tax regulations and regulations and legislations pertaining to shareholders’ rights are less developed in Asian jurisdictions. As a corollary, legal and regulatory reforms in certain Asian countries may be untested in the courts and their implications for issuers and shareholders alike may remain unclear for some time.

Risk of Natural Disasters and Epidemics: Certain regions of Asia are susceptible to natural disasters that may have a severe impact on the value of a Fund’s investments. Certain regions of Asia are particularly susceptible to earthquakes, for example, as has been the experience in Sichuan Province in China (most recently in 2008), as well as in Indonesia and other Asian nations.

Restrictions on Investment and Repatriation: Some countries impose restrictions and controls regarding investment by foreigners. Among other things, they may require prior governmental approvals, impose limits on the amount or types of securities that may be held by foreigners or impose limits on the types of companies in which foreigners may invest. These restrictions may at times limit or preclude a Fund’s investment in certain countries and may increase a Fund’s costs and expenses. Indirect foreign investment may, in some cases, be permitted through investment funds that have been specifically authorized for that purpose. Because of the limited number of authorizations granted in such countries, however, units or shares in most of the investment funds authorized in those countries may at times trade at a substantial premium over the value of their underlying assets. There can be no certainty that these premiums will be maintained, and if the restrictions on direct foreign investment in the relevant country were significantly liberalized, premiums might be reduced, eliminated altogether, or turned into a discount. In addition, certain countries impose restrictions and controls on repatriation of investment income and capital. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, Asia may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Controls will exist, in varying degrees, over the repatriation of capital and profits that result from foreign investment. There can be no assurance that a Fund will be permitted to repatriate capital or profits, if any, over the life of its activities.

http://investments.miraeasset.us                              33                              Mirae Asset Discovery Funds

Risks of Investing in China. Principal Risk for Emerging Markets Fund, Asia Fund and Asia Great Consumer Fund; Other Investment Risk for EM Great Consumer Fund and Global Great Consumer Fund.   China: China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Investors should bear in mind that significant market price swings may be expected in China, and such swings can disrupt the investment strategy of a Fund from time to time. In many instances, market prices may defy expectation for prolonged periods of time and are influenced by movements of large funds as a result of short-term factors, counter-speculative measures or other reasons. Market volatility of a significant magnitude can sometimes weaken what is deemed to be a sound fundamental basis for investing in a particular market such as China. Investment expectations may therefore fail to be realized in such instances.

The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 30 years. While these reforms are intended to encourage economic growth and more market-oriented policies, the Chinese government may alter or discontinue such reforms at any time. Furthermore, the Chinese government continues to influence heavily the course of the Chinese markets, including through nationalization of companies or expropriation of assets and changes in the law. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. China’s dependence on exports makes the Chinese markets vulnerable to currency fluctuations, economic downturns in other countries and adverse developments in trade policies by China and/or its trading partners. In particular, China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors. The legal and regulatory regime in China, especially as this relates to the securities market, is constantly evolving, and any such change may adversely affect the performance of the Funds.

Additionally, internal social unrest or conflicts with other countries, including military conflicts in response to such events, could disrupt economic development in China. A state of hostility continues to exist between China and Taiwan, and territorial border disputes persist with certain neighboring countries. Chinese economic development is also vulnerable to developments on the Korean peninsula, including political tension or military actions, China’s relationship with Japan and the economic growth and stability of Hong Kong. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries.

Hong Kong: Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by a quasi-constitution known as the “Basic Law.”  The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. Any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or is “pegged” to) the U.S. dollar, currently HK$7.75 – $7.85 to US$1.00, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain as to how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Further, Hong Kong’s primary economic sectors, such as real estate, tourism, retail and finance, are volatile. It is not certain whether recent growth levels will be sustained. The economy of Hong Kong may be significantly affected by developments in China and elsewhere in Asia, the United States and Europe, including decreasing imports or changes in the trade policies of Hong Kong’s trading partners. This may have an adverse impact on the economy of Hong Kong, and therefore, the prospects of potential positive returns on a Fund’s investments.

Selection Risk. All Funds. Selection risk is the risk that the securities selected by the Fund will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund’s expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

Small- and Mid-Cap Securities Risk. All Funds. Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

Stock Market Volatility. All Funds. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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OTHER INVESTMENT RISKS

Defensive Investment Strategies Risk. All Funds. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Initial Public Offering Risk. All Funds. Securities issued in initial public offerings have no trading history, and information about the issuers may be available for very limited periods. Under certain market conditions, a relatively small number of companies may issue securities in initial public offerings (“IPOs”). The prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.  There is no guarantee that a Fund will be able to invest in securities issued in IPOs or that it may be able to invest to the extent desired because only a small portion of the securities being offered in an IPO may be made available to the Fund. In addition, a Fund may only hold such securities for a short period of time. When a Fund’s size is smaller, any gains or losses from IPO securities may have an exaggerated impact on the Fund’s performance than when the Fund is larger. Although IPO investments may have a positive impact on the performance of a Fund, investors should not rely on past gains from IPOs as an indication of future performance. There can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in IPOs will have a positive impact on a Fund’s performance.

Issuer-Specific Risks. All Funds. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Liquidity Risk. All Funds. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Funds may not be able to dispose of illiquid securities at a more favorable price or beneficial time.

Rights Risk. All Funds. The failure to exercise such rights would result in the dilution of a Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Warrants Risk. All Funds. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Cybersecurity and Disaster Recovery Risks. All Funds. Information and technology systems relied upon by the Funds, the Investment Manager, the sub-manager, the Funds’ service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Investment Manager, the sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), impact a Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Funds, the Investment Manager and sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

Changes in Policies. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI, which you may obtain by contacting the transfer agent, SunGard Investor Services, LLC (the “Transfer Agent”). See the back cover for the address and phone number.

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Description of Fund Benchmarks. The following is a description of each Fund’s benchmark index. One cannot invest directly in an index.

Emerging Markets Fund’s benchmark index is MSCI Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Asia Fund’s benchmark index is MSCI All Country (AC) Asia ex-Japan Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of Asia, excluding Japan.

EM Great Consumer Fund’s benchmark index is MSCI Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Asia Great Consumer Fund’s benchmark index is MSCI All Country (AC) Asia ex-Japan Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of Asia, excluding Japan.

Global Great Consumer Fund’s benchmark index is MSCI ACWI Index, an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Disclosure of Portfolio Holdings. The Funds disclose their month-end portfolio holdings on the Trust’s public website (http://investments.miraeasset.us) 30 days or more after the month-end. The Funds also disclose their top ten holdings approximately 15 days or more after calendar quarter-end.  A description of each Fund’s policies and procedures for disclosing its holdings is available in the Trust’s SAI.

http://investments.miraeasset.us                              36                              Mirae Asset Discovery Funds

MANAGEMENT OF THE FUNDS

Mirae Asset Global Investments (USA) LLC

Mirae Asset USA, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019, is the investment manager for each of the Funds. Mirae Asset USA, a registered investment adviser, was organized in 2008 to provide investment advisory services for investment companies and other clients. Mirae Asset USA is indirectly majority-owned by Mirae Asset Global Investment Co., Ltd (“Mirae Asset Korea”) and indirectly minority-owned by Mirae Asset Hong Kong. As of June 30, 2015, Mirae Asset USA had approximately $5.4 billion in assets under management.

Under the investment management agreement between the Trust, on behalf of the Funds, and Mirae Asset USA (the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of Trustees of the Trust. Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Mirae Asset Global Investments (Hong Kong) Ltd.

In accordance with the terms of the Investment Management Agreement, Mirae Asset USA has retained Mirae Asset Hong Kong to act as a sub-manager for Emerging Markets Fund, Asia Fund, EM Great Consumer Fund and Asia Great Consumer Fund. Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, a registered investment adviser, was established in December 2003 and engages in portfolio management activities primarily for individuals, institutional investors and investment trusts. Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea.  As of June 30, 2015, Mirae Asset Hong Kong had approximately $4.9 billion in assets under management.

All Funds

For its services as investment manager, Mirae Asset USA is entitled to receive a monthly fee equal on an annual basis to a percentage of the average daily net assets of each Fund as set forth below:

Fund	Rate of Management Fee
Emerging Markets Fund	1.05%
Asia Fund	1.00%
EM Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Great Consumer Fund	0.95%

Mirae Asset USA has contractually agreed to waive its management fee through August 31, 2016 and, if necessary, to reimburse each Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of such Fund do not exceed the following percentage of its average daily net assets:

	Percentage of Average Daily Net Assets
	Class A	Class C	Class I
Emerging Markets Fund	1.70%	2.45%	1.45%
Asia Fund	1.70%	2.45%	1.45%
EM Great Consumer Fund	1.70%	2.45%	1.45%
Asia Great Consumer Fund	1.70%	2.45%	1.45%
Global Great Consumer Fund	1.45%	2.20%	1.20%

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by a Fund are less than the expense limit for such share class, the applicable share class of such Fund may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. In no event, however, will payment of such reimbursement cause a Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement.  The expense limitation agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the applicable Fund.

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For the fiscal year ended April 30, 2015, Mirae Asset USA received from EM Great Consumer Fund and Asia Great Consumer Fund a management fee equal to 0.81% and 0.49%, respectively, of the average daily net assets of each Fund, but did not receive any management fees from Emerging Markets Fund, Asia Fund or Global Great Consumer Fund due to the contractual waivers and reimbursements in place during the period.

Pursuant to the sub-management agreement, with respect to each Fund (except Global Great Consumer Fund), Mirae Asset USA compensates Mirae Asset Hong Kong out of the management fee it receives from the applicable Fund for providing sub-advisory services.

A discussion of the basis for the Board of Trustees’ approval of the Investment Management Agreement with Mirae Asset USA with respect to each Fund and the sub-management agreement between Mirae Asset USA and Mirae Asset Hong Kong with respect to each applicable Fund is included in the Trust’s semi-annual shareholder report for the period ended October 31, 2014.

Portfolio Managers

The following provides additional information about the individual portfolio manager(s) who have or share primary responsibility for managing each Fund’s investments. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Emerging Markets Fund

Information about José Gerardo Morales and Rahul Chadha, the portfolio managers jointly and primarily responsible for the day-to-day management of Emerging Markets Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
José Gerardo Morales, CFA	2010

José Gerardo Morales is Chief Investment Officer of Mirae Asset USA. Prior to joining Mirae Asset USA in 2010, Mr. Morales was responsible for managing all EMEA investment strategies at Mirae Asset Global Investment Management (UK) Ltd., which he joined in 2007. Mr. Morales was Head of Emerging European Equities at Pictet Asset Management (“Pictet”) from 2006 to 2007. Prior to Pictet, he was Head of EMEA Emerging Markets at West LB Mellon Asset Management (London) from 2002 to 2006. Mr. Morales holds an M.B.A. from Georgetown University and a Bachelor of Finance degree from George Mason University. He is a Chartered Financial Analyst, is based in New York and is fluent in Spanish.

Rahul Chadha	2010

Rahul Chadha is a Co-Chief Investment Officer of Mirae Asset Hong Kong. Prior to joining Mirae Asset Hong Kong as a Senior Portfolio Manager in 2006, Mr. Chadha was with Aviva Life Insurance from 2003 to 2005 as a senior research analyst on their India team and with Standard Chartered Mutual Funds from 2005 to 2006 as a senior equity analyst responsible for sector coverage in India. He holds a Master of Finance and Control degree and a Bachelor of Business Studies degree from the University of Delhi and is fluent in Hindi.

http://investments.miraeasset.us                              38                              Mirae Asset Discovery Funds

Asia Fund

Information about Rahul Chadha, the portfolio manager primarily responsible for the day-to-day management of Asia Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
Rahul Chadha	2010

Rahul Chadha is Co-Chief Investment Officer of Mirae Asset Hong Kong.  Prior to joining Mirae Asset Hong Kong as a Senior Portfolio Manager in 2006, Mr. Chadha was with Aviva Life Insurance from 2003 to 2005 as a senior research analyst on their India team and with Standard Chartered Mutual Funds from 2005 to 2006 as a senior equity analyst responsible for sector coverage in India.  He holds a Master of Finance and Control degree and a Bachelor of Business Studies degree from the University of Delhi and is fluent in Hindi.

EM Great Consumer Fund

Information about José Gerardo Morales and Joohee An, the portfolio managers jointly and primarily responsible for the day-to-day management of EM Great Consumer Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
José Gerardo Morales, CFA	2010

José Gerardo Morales is Chief Investment Officer of Mirae Asset USA. Prior to joining Mirae Asset USA in 2010, Mr. Morales was responsible for managing all EMEA investment strategies at Mirae Asset Global Investment Management (UK) Ltd., which he joined in 2007. Mr. Morales was Head of Emerging European Equities at Pictet Asset Management (“Pictet”) from 2006 to 2007. Prior to Pictet, he was Head of EMEA Emerging Markets at West LB Mellon Asset Management (London) from 2002 to 2006. Mr. Morales holds an M.B.A. from Georgetown University and a Bachelor of Finance degree from George Mason University. He is a Chartered Financial Analyst, is based in New York and is fluent in Spanish.

Joohee An	2010

Joohee An is a Senior Portfolio Manager with Mirae Asset Hong Kong, where she manages investments in the Asia region and is a core member of the Global Investment Team in Hong Kong.  Prior to joining Mirae Asset Hong Kong in 2009, Ms. An was at Mirae Asset Global Investments Co., Ltd. in Seoul, where she worked as an investment analyst and portfolio manager from 2006 to 2009.  She was an equity analyst at LG Securities from 2004 to 2006.  Ms. An has a Bachelor of Business Administration from Yonsei University and is fluent in Korean.

http://investments.miraeasset.us                              39                              Mirae Asset Discovery Funds

Asia Great Consumer Fund

Information about Joohee An, the portfolio manager primarily responsible for the day-to-day management of Asia Great Consumer Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
Joohee An	2011

Joohee An is a Senior Portfolio Manager with Mirae Asset Hong Kong, where she manages investments in the Asia region and is a core member of the Global Investment Team in Hong Kong.  Prior to joining Mirae Asset Hong Kong in 2009, Ms. An was at Mirae Asset Global Investments Co., Ltd. in Seoul, where she worked as an investment analyst and portfolio manager from 2006 to 2009.  She was an equity analyst at LG Securities from 2004 to 2006.  Ms. An has a Bachelor of Business Administration from Yonsei University and is fluent in Korean.

Global Great Consumer Fund

Information about José Gerardo Morales, the portfolio manager primarily responsible for the day-to-day management of Global Great Consumer Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
José Gerardo Morales, CFA	2012

José Gerardo Morales is Chief Investment Officer of Mirae Asset USA. Prior to joining Mirae Asset USA in 2010, Mr. Morales was responsible for managing all EMEA investment strategies at Mirae Asset Global Investment Management (UK) Ltd., which he joined in 2007. Mr. Morales was Head of Emerging European Equities at Pictet Asset Management (“Pictet”) from 2006 to 2007. Prior to Pictet, he was Head of EMEA Emerging Markets at West LB Mellon Asset Management (London) from 2002 to 2006. Mr. Morales holds an M.B.A. from Georgetown University and a Bachelor of Finance degree from George Mason University. He is a Chartered Financial Analyst, is based in New York and is fluent in Spanish.

The Administrator and Fund Accounting Agent

Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator and fund accounting agent for the Funds pursuant to a services agreement by and between the Trust and Citi. In connection with its role as fund accounting agent, Citi performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.

The Transfer Agent

SunGard Investor Services, LLC (“SunGard”) located at 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer agent for the Funds pursuant to a trasfer agency agreement by and between the Trust and SunGard. In connection with its role as the transfer agent, SunGard performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Distributor

Funds Distributor, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, the Trust’s principal underwriter (the “Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as certain additional compliance support functions to the Funds.

None of Citi, the Transfer Agent, the Distributor or Foreside is affiliated with Mirae Asset USA or its affiliates.

http://investments.miraeasset.us                              40                              Mirae Asset Discovery Funds

ACCOUNT INFORMATION

DESCRIPTION OF THE SHARE CLASSES

Each of the Funds offers Class A, Class C and Class I Shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. You should consult your financial adviser to help you decide which share class is best for you.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

The following chart provides a summary of the differences among the classes of shares.

	Class A	Class C	Class I
Initial Sales Charge	Initial sales charge applies. Deducted from your investment so that not all of your purchase payment is invested.	No initial sales charge. Entire purchase price is invested in shares of the Fund.	No initial sales charge. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge	Generally no deferred sales charge. May be charged a 1.00% deferred sales charge for purchases of $1 million or more that are redeemed within 12 months of investment.	1.00% deferred sales charge applies. Payable if you redeem within one year of purchase.	No deferred sales charge.

Distribution and Service (12b-1) Fee	0.25% Distribution and Service (12b-1) Fee.	1.00% Distribution and Service (12b-1) Fee.	No Distribution and Service (12b-1) Fee.

Availability	Generally available.	Generally available.	Limited availability. Please see “Account Information – Description of the Shares Classes – Class I Shares” below for eligibility requirements.

Class A Shares

Class A Shares of each Fund pay an annual distribution and service (12b-1) fee equal to 0.25% of average daily net assets of Class A Shares.

You can purchase Class A Shares at the net asset value per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Reallowance as a Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**

No initial sales charge applies on investments of $1 million or more. However, a deferred sales charge of 1.00% is imposed on certain redemptions of such investments within 12 months of purchase. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information.

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***

Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 0.75% of the offering price of Class A Shares. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Class A Shares – Initial Sales Charge Waivers” are not eligible for sales commissions on purchases of $1 million or more.

No initial sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, or financial adviser for assistance.

Initial Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $100,000 of Class A Shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A Shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in shares in escrow. The Funds will pay the escrowed funds to your accounts when the intended investment is completed, if it is completed within the 13-month period. You must indicate that future purchases are subject to the Letter of Intent.

Rights of Accumulation. The value of eligible accounts across all mutual funds sponsored or advised by Mirae Asset USA (the “Mirae Asset Mutual Funds”) maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on page 41). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

•

Individual accounts;

•

Joint accounts between the individuals described above;

•

Certain fiduciary accounts;

•

Single participant retirement plans; and

•

Solely controlled business accounts.

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A Shares of Emerging Markets Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of Emerging Markets Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the original investment amount, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

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Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

Initial Sales Charge Waivers

Initial sales charges on Class A Shares will be waived for the following types of purchases:

1.

Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

2.

Reinstatement by a shareholder that has redeemed shares of a Mirae Asset Mutual Fund and reinvests the proceeds in that Mirae Asset Mutual Fund or another Mirae Asset Mutual Fund, provided the reinvestment is made within 90 days of the redemption.

3.

Fund direct purchases by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more.

4.

Purchase by a unit investment trust registered under the Investment Company Act of 1940 (the “Investment Company Act”) that has shares of a Fund as a principal investment.

5.

Purchase by a financial institution purchasing Class A Shares of a Fund for clients participating in select fee-based asset allocation programs or wrap fee programs that has an agreement in place with respect to such purchases.

6.

Purchase by a registered investment adviser or financial planner that places trades for its own accounts or the accounts of its clients and that charges a management, consulting or other fees for its services; and any client of such investment adviser or financial planner that places trades for its own account where there is an agreement in place with respect to such purchases.

7.

Purchases by authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Funds or Distributor with respect to such purchases at NAV.

8.

Purchase by an employee or a registered representative of an entity with a selling agreement with the Distributor to sell shares of one or more of the Mirae Asset Mutual Funds.

9.

Purchase by any member of the immediate family of a person qualifying under (8) or (9) above, including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

10.

Purchase by a registered management investment company that has an agreement with Mirae Asset USA or the Distributor for that purpose.

11.

Exchanges of Class A Shares of one Mirae Asset Mutual Fund for Class A Shares of another Mirae Asset Mutual Fund.

12.

Purchases by  financial intermediaries who have entered into an agreement with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Some financial intermediaries do not provide all of the sales charge waivers that are available when you purchase directly from the Funds, including sales charge waivers for certain types of accounts, investors, relationships or transactions.   Consult your financial advisor to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your financial intermediary.   It is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. For further information on sales charge waivers, contact the Transfer Agent.

Class C Shares

You pay no initial sales charge if you purchase Class C Shares. However, a 1.00% deferred sales charge will apply to redemptions of shares made within 12 months of buying them, as discussed below. Brokers that initiate and are responsible for purchase of Class C Shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C Shares of a Fund. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

You will also pay an annual distribution and service (12b-1) fee of 1.00% of the average daily net assets of Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees increase the cost of your investment and may cost you more than paying the initial sales charge associated with Class A Shares. It is generally less advantageous to purchase Class C Shares than Class A Shares in aggregate amounts equal to or greater than $1,000,000. Purchase orders for Class C Shares above this amount generally will not be accepted.

http://investments.miraeasset.us                              43                              Mirae Asset Discovery Funds

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC of 1.00% when you redeem:

•

Class A Shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within 12 months of purchase.

•

Class C Shares within 12 months of purchase.

The CDSC is calculated based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C Shares of another Mirae Asset Mutual Fund of which you may have exchanged for Class C Shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of a Mirae Asset Mutual Fund from the date you acquired the original shares of such Mirae Asset Mutual Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

•

Exchanges described in “How To Purchase, Redeem and Exchange Shares – How To Exchange Shares” below;

•

Redemptions within one year of a shareholder’s death;

•

Redemptions in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares;

•

Redemptions made with respect to certain retirement plans sponsored by the Trust, Mirae Asset USA or its affiliates;

•

Minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 ½;

•

Redemptions related to the payment of custodial IRA fees in accounts held directly with the Funds or where a financial intermediary is able to waive the fee pursuant to an agreement in place with the Funds or Distributor;

•

Redemptions initiated by a Fund;

•

Redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper provided such retirement plan has entered into an agreement with the Funds or Distributor with respect to such redemptions;

•

Redemptions from an account held directly at the Funds when you can demonstrate hardship (including, but not limited to, redemptions related to death, disability or qualified domestic relations order), as determined in the absolute discretion of a Fund; and

•

Redemptions of Class A Shares where no broker was compensated for the sale.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C Shares made on any day during a calendar month will age one month on the same day of the following month, and the same day of each subsequent month.  For example, if an investor purchases Class C Shares of a Fund on April 15, 2016, such purchase of Class C Shares will age one month on May 15, 2016. Therefore, if the investor redeems the Class C Shares purchased prior to April 15, 2017, such investor will be required to pay the 1.00% CDSC.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

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Class I Shares

Class I Shares are not subject to any sales charge. However, Class I Shares are only available to certain investors. Eligible Class I Share investors include:

•

Funds of funds;

•

Participants in authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Funds or Distributor with respect to such purchases;

•

Certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds;

•

Endowments, foundations, corporations, and high net worth individuals using an unaffiliated bank, thrift or trust company that has an agreement with the Distributor and the bank, thrift or trust has discretion over the account;

•

Investors participating in select fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; and

•

Directors/trustees, officers and employees of the Trust, Mirae Asset USA, the sub-manager to the Mirae Asset Mutual Funds and/or their respective affiliates for accounts held directly at the Funds (minimums may be waived for such accounts).

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I Shares that may differ from the requirements for investors purchasing directly from the Fund. Your financial intermediary can help you determine whether you are eligible to buy Class I Shares.

DISTRIBUTION AND SERVICE FEES

Distribution and Shareholder Servicing Payments

The Trust, on behalf of each Fund, has adopted plans (the “Plans”) with respect to the Class A and Class C Shares that allow each Fund to pay distribution fees for the marketing, distribution and sale of those share classes pursuant to Rule 12b-1 under the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Class I Shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plans, Class A and Class C Shares may pay distribution fees to the Distributor for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of Mirae Asset USA for sales support services provided in connection with the sale of Class A or Class C Shares, as applicable. The distribution fees also may be used to pay brokers, dealers, financial institutions and industry professionals (including Mirae Asset USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I Shares do not pay a distribution fee.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A and Class C Shares in return for these fees. The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares. All Class A and Class C Shares pay this shareholder servicing fee. Class I Shares do not pay a shareholder servicing fee.

The 12b-1 fees for each Fund vary by share class as follows:

•

Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class A Shares.

•

Class C Shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Class C Shares. The Distributor may use up to 0.25% of the fee for shareholder servicing for Class C Shares and up to 0.75% for distribution for Class C Shares.

In the case of Class C Shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The 12b-1 amounts received by the Distributor may be used to reimburse Mirae Asset USA for distribution-related and/or shareholder servicing expenses incurred directly by Mirae Asset USA. The Distributor does not retain any 12b-1 amounts it receives as profit.

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Other Fund Payments

In addition, the Funds may pay fees to Service Organizations for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These payments may be made in addition to fees paid to the Service Organizations by the Distributor pursuant to the Plans. These Service Organizations also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

Other Payments to Financial Intermediaries and Other Service Providers

Mirae Asset USA and its affiliates may make payments to Service Organizations relating to distribution and sales support activities out of their own resources or other sources available to them (and not as an additional charge to the Fund). Mirae Asset USA or its affiliates may pay to Service Organizations a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. Mirae Asset USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by Mirae Asset USA and its affiliates may be substantial. Payments by Mirae Asset USA may include amounts that are sometimes referred to as “revenue sharing” payments. “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to Service Organizations through which investors may purchase shares of a Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about revenue sharing payments it may receive. For more information, see the SAI.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You can speak to an Investor Services Representative between 8:00 a.m. and 6:00 p.m. (Eastern Time) on any Fund business day by calling 1-888-335-3417.

You may purchase, redeem and exchange Class A, Class C and Class I Shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption “Investor Programs.”

Each Fund calculates the net asset value (“NAV”) of each class of its shares as of the close of regular trading of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; (ii) or the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial and Subsequent Investment Minimums

The table below sets forth the minimum initial investment, the minimum subsequent investment and the minimum account balance of each Fund for Class A and Class C Shares.

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Type of Account	Minimum Initial Investment (per Fund)	Minimum Subsequent Investment (per Fund)	Minimum Account Balance (per Fund)
Regular	$2,000	$100	$1,000
IRA and Roth IRA	$500	$50	$500
Coverdell Education Savings Account (Educational IRA)	$500	$50	$500
Systematic Investment Plan	$500	$50	$500

The minimum initial investment for Class I Shares of a Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of a Fund is $25,000. The minimum account balance for Class I Shares is $250,000. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I Shares, which may differ from the requirements for investors purchasing directly from the Fund.

Information about Investment and Account Minimums

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within sixty (60) days after notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds’ investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of Mirae Asset USA, the sub-manager of the Mirae Asset Mutual Funds, their affiliates or their family members.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A Shares that are higher than the requirements for investors purchasing directly from the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about what investment minimums and eligibility requirements will be applied to your account.

The Funds reserve the right to waive any investment or account minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A Shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Funds’ investment objectives, principal investment strategies and principal risks, as well as factors listed under “Description of the Share Classes” to determine which Fund and share class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

Financial Adviser. You can establish an account by having your financial adviser process your purchase.

Third-Party Intermediaries. Shares of the Funds may be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open for trading.

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Third-Party Intermediaries may have different eligibility requirements and may set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures to purchase and redeem Fund shares. If you purchase Fund shares through a Third-Party Intermediary, you should contact the Third-Party Intermediary for more information about what investment minimums and eligibility requirements, service fee and order deadlines will be applied to your account.

By Mail. Please call the Transfer Agent at 1-888-335-3417 or visit http://investments.miraeasset.us to obtain an application. Make checks payable to Mirae Asset Discovery Funds. Mail the check, along with your completed application, to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds’ custodian bank by a Federal Reserve Bank) before acceptance.

By Wire. Please call the Transfer Agent at 1-888-335-3417 for instructions on purchasing shares by wire. If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account established in your name.  Your bank may charge a wire fee.  Wire orders will be accepted only on a day on which the Funds and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until your account has been opened and the wired money is received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

By Telephone Exchange. You may exchange $2,000 ($500 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) or more from your existing account to another Mirae Asset Mutual Fund account.

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than affiliates of Mirae Asset USA. The Funds do not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several ways you can make additional investments in your account (subject to the minimum subsequent investment described above):

•

Ask your financial adviser to purchase shares on your behalf;

•

Send a check along with the returnable portion of your statement;

•

Contact the Transfer Agent with your order then wire additional investments through your bank as instructed above;

•

Authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request;

•

Exchange shares from another Mirae Asset Mutual Fund; or

•

Through a Systematic Investment Plan (please see “Account Information – Investor Programs – Purchase and Redemption Programs for Class A and Class C Shares” for details).

How To Exchange Shares

You can exchange your Class A, Class C and Class I Shares for shares of the same class of other Mirae Asset Mutual Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. A share exchange is a taxable event for federal income tax purposes. In order to be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. You may exchange $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) from your existing account to another existing Mirae Asset Mutual Fund account. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

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Class A shareholders of a Fund may exchange their shares for Class I Shares of the same Fund provided that they:  (i) hold their shares directly at the Funds’ Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Funds, or its Distributor, authorizing such an exchange; and (ii) are eligible to invest in Class I Shares in accordance with the criteria set forth in the Funds’ most recent Prospectus. Any exchange is subject to the Funds’ discretion to accept or reject the exchange. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. For federal income tax purposes, a same-Fund exchange generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s Third-Party Intermediary before such an exchange.

How To Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting the Transfer Agent directly. Shares of the Funds may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds at the time of redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 10 business days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

Redeeming Through Your Financial Adviser. You can request that your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Funds have authorized one or more brokers to receive on their behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A customer orders will be priced at the Fund’s NAV next computed after it is received by an authorized broker or the broker’s authorized designee. Your financial adviser or broker may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC.

Redeeming Directly Through the Transfer Agent.  You can redeem your shares in any of the following ways:

By Telephone. You can call the Transfer Agent at 1-888-335-3417 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

By Mail. Each Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined as of the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open for trading. Requests should be sent to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Requests in “good order” must include the following documentation:

(a)

a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)

any required signature guarantees (see “Signature Guarantees” below); and

(c)

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). A redemption in excess of $5,000 may be wired to the financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies to Class A and Class C Shares. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

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Note:  If an address change has occurred within 30 calendar days of the redemption, a signature guarantee will be required.

Call the Transfer Agent at 1-888-335-3417 for additional instructions.

Signature Guarantees. To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•

A written request to redeem $100,000 or more;

•

A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc);

•

A redemption from an account for which the address or account registration has changed within the last 30 days;

•

A request to send redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record;

•

A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours;

•

An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

INVESTOR PROGRAMS

As a shareholder of a Fund, a number of services and investment programs are available to you. Some of these services and programs, however, may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Purchase and Redemption Programs for Class A and Class C Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A and Class C Shares, without extra charge.

Systematic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will occur automatically on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Reinvestments Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same class of another Mirae Asset Mutual Fund.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The systematic withdrawal plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Redeem and Exchange Shares – Signature Guarantees.”  Any such requests must be received by the Transfer Agent ten days prior to the date of the first systematic withdrawal. A systematic

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withdrawal plan may be terminated at any time by the shareholder, the Trust, or its agent on written notice, and will be terminated when all shares of the Funds under the systematic withdrawal plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

VALUATION OF FUND SHARES

You may purchase shares of a Fund at their offering price, which is the net asset value per share, plus any applicable sales charge. You may redeem shares of a Fund at their net asset value per share less any applicable deferred sales charge. The price of each class of a Fund’s shares is based on the Fund’s net asset value, or NAV, which is calculated as of the close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open for trading. The days that the NYSE is closed are listed in the SAI.

To determine NAV, a Fund values its assets at current market values, or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board of Trustees. The net asset value per share of each share class is computed by dividing the total value of the assets of the applicable Fund attributable to that share class, less the liabilities attributable to that share class, by the total number of the Fund’s outstanding shares in that share class.

Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or (ii) close of the NYSE, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds, if applicable, use market quotations to value securities issued by U.S. companies. In certain cases, the Funds may use fair value methods approved by the Board each day that the NYSE is open for trading. As a result, a Fund’s value for a security is likely to be different from quoted market prices.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity.

Securities for which market quotations are not readily available (including securities for which a Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, Mirae Asset USA and Mirae Asset Hong Kong believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the applicable Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining fair value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders.

Because each of the Funds invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you are unable to buy or sell Fund shares. This is because many of the non-U.S. markets are open on days or at times when the Funds do not price their shares.

http://investments.miraeasset.us                              51                              Mirae Asset Discovery Funds

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions to meet applicable regulatory requirements.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify the Transfer Agent or by contacting the Transfer Agent services directly:

•

Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified);

•

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund;

•

Dividend and capital gain distributions in cash; or

•

Dividend and capital gain distributions reinvested in additional shares of another Mirae Asset Mutual Fund of your choice.  Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares.

Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must, among other requirements, distribute to its shareholders virtually all of its net earnings. A Fund can earn money in two ways:  by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A Fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.

The tax treatment of a Fund’s distributions to you depends on the nature of the Fund’s income from which the distribution is paid. Dividends paid from a Fund’s investment income or from its net short-term capital gain generally are taxed at ordinary income rates; however, dividends paid from the Fund’s “qualified dividend income,” including dividends the Fund receives from certain foreign corporations, and distributions of net long-term capital gain are eligible for taxation at a reduced rate when received by shareholders that are not corporations. A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Chinese source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions. If more than 50% of a Fund’s assets are invested in stocks and securities of foreign corporations at the end of the fiscal year, the Fund may make an election under the Internal Revenue Code to allow shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Fund.

Unless you are investing through an IRA or other tax-advantaged account, buying and selling Fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

http://investments.miraeasset.us                              52                              Mirae Asset Discovery Funds

The Funds will send you detailed tax information at the end of each calendar year. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and sales of shares.  In addition, the Funds are required by law to provide you and the Internal Revenue Service (“IRS”) with cost basis information on the sale or redemption of any of your shares in the applicable Fund acquired on or after January 1, 2012 (including any shares that you acquire through the reinvestment of distributions). This requirement will not apply to investments through an IRA or other tax-advantaged account.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or have provided an incorrect number. If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will generally be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

You are encouraged to consult with your own tax advisor regarding the possible effects of recent legislation on your investment in the Fund.

If you invest right before a Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions. The Funds are open for business each day the NYSE is open for trading. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Funds’ normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

http://investments.miraeasset.us                              53                              Mirae Asset Discovery Funds

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the applicable Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Funds recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Funds do not currently charge a fee to receive wires, it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Funds can only send wires of $5,000 or more and accept wires of $1,000 or more.

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept cash or cash equivalents (such as money orders, cashier’s checks, bankdrafts or traveler’s checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Funds reserve the right to prohibit other forms of payment. The Anti-Money Laundering Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Funds’ Anti-Money Laundering Program and the intent of applicable anti-money laundering laws. The Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Mirae Asset Mutual Fund and to purchase shares of another Mirae Asset Mutual Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchase and Redemption of Shares.  The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders.

The Board has considered and evaluated the risks of short-term trading activities by a Fund’s shareholder and has adopted policies and procedures that seek to discourage and not accommodate short-term trading and other excessive trading practices. The Board has determined that the imposition of a redemption fee on the exchange and redemption of shares is unnecessary and that the Trust’s fair valuation policies and procedures (which may reduce arbitrage opportunities available to short-term traders), as well as the Investment Manager’s periodic review of shareholder trading activity, among other things, serve as a sufficient deterrent to short-term trading. The Funds reserve the right to institute a redemption fee at any time.

The Funds have a number of features in place intended to eliminate the possibility, or reduce the impact of any intentional short-term trading in the Funds. Specifically, the Funds employ fair value pricing to limit the potential for time-zone arbitrage.  Furthermore, the Investment Manager monitors sales and redemptions daily through a sales reporting program and has developed additional reports to monitor any short-term trading in the Funds.  Any suspicious activity is investigated. Shares purchased through reinvested dividends or capital gains, as well as redemption of shares from accounts, such as asset allocation programs that offer automatic re-balancing, wrap-fee accounts, or similar types of accounts or programs, and certain types of retirement accounts that provide default investment options are viewed as not having market-timing implications and will not be monitored or flagged for investigation. Each Fund also maintains a cash balance that serves as a primary source of liquidity for meeting redemptions. The Funds also maintain a credit facility with Citibank, N.A. that can further limit the disruption from redemptions on portfolio management strategies and the potential impact on other shareholders.

Because the Funds may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect short-term trading.  However, the Funds’ distribution agreements with its intermediaries provide Fund management with the ability to identify investors whose trading practices violate the Funds’ restrictions on short-term trading.  The vast majority of omnibus accounts in the Funds are fully disclosed or are otherwise coded to identify individual underlying accounts so that the Investment Manager can block them from further purchases if necessary. Where omnibus accounts are not fully disclosed or identified, the Funds’ agreements with its intermediaries allow Fund management to request additional information when necessary to identify potential short-term traders.

http://investments.miraeasset.us                              54                              Mirae Asset Discovery Funds

The financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary.  If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Reinstatement Privilege. You may decide to reinstate the shares that you have redeemed within the past 90 days. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested in the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Unclaimed Accounts.  Under certain circumstances, a shareholder’s shares in a Fund may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

http://investments.miraeasset.us                              55                              Mirae Asset Discovery Funds

ADDITIONAL INFORMATION

Fund Rights

You should be aware that the Funds may do any of the following:

•

Withhold federal income tax on your distributions if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

•

Close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Funds will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

•

Reject a new account application if you do not provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

•

Pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally will not make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1.00% of the value of the Fund’s net assets, whichever is less.

•

Change, add or withdraw various services, fees and account policies.

Foreign Investors

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than from affiliates of Mirae Asset USA. Where a Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Funds have instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the United States for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you:  When you open an account, the applicable Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Funds shall have no obligation with respect to the terms of any such document.  Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the applicable Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.  However, the Funds reserve the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

http://investments.miraeasset.us                              56                              Mirae Asset Discovery Funds

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Trust has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Investment Manager, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Delivery of Shareholder Documents

The Trust delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

http://investments.miraeasset.us                              57                              Mirae Asset Discovery Funds

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help investors understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the applicable Fund, assuming reinvestment of all dividends and distributions. The Funds’ financial statements as of April 30, 2015, audited by Ernst & Young LLP, and together with the report thereon of Ernst & Young LLP, are included in the Trust’s annual report and are hereby incorporated by reference into this Prospectus. The annual report is available upon request and without charge by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us.

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments		Total Distributions		Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Emerging Markets Fund
Class A
Year Ended April 30, 2015	$9.52	0.06	(d)	0.88	0.94	—		—		—		$10.46	9.87%	1.73%	(e)	0.56%	5.71%	$402	99%
Year Ended April 30, 2014	$9.62	(0.02)		(0.08)	(0.10)	—		—		—		$9.52	(1.04)%	1.78%	(f)	(0.15)%	4.45%	$1,279	77%
Year Ended April 30, 2013	$9.35	0.03		0.24	0.27	—		—		—		$9.62	2.89%	1.85%		0.32%	5.30%	$1,247	165%
Year Ended April 30, 2012	$11.36	(0.01)	(d)	(1.64)	(1.65)	—		(0.36)		(0.36)		$9.35	(14.00)%	1.85%		(0.13)%	6.82%	$1,136	262%
September 24, 2010(g) through April 30, 2011	$10.00	(0.04)		1.43	1.39	—		(0.03)		(0.03)		$11.36	13.94%	1.85%		(0.65)%	8.06%	$583	172%

Class C
Year Ended April 30, 2015	$9.26	(0.05)	(d)	0.89	0.84	—		—		—		$10.10	9.07%	2.47%	(e)	(0.53)%	6.08%	$761	99%
Year Ended April 30, 2014	$9.43	(0.07)		(0.10)	(0.17)	—		—		—		$9.26	(1.80)%	2.53%	(f)	(0.90)%	6.53%	$839	77%
Year Ended April 30, 2013	$9.23	(0.05)		0.25	0.20	—		—		—		$9.43	2.17%	2.60%		(0.32)%	7.39%	$545	165%
Year Ended April 30, 2012	$11.31	(0.08)	(d)	(1.64)	(1.72)	—		(0.36)		(0.36)		$9.23	(14.70)%	2.60%		(0.88)%	7.32%	$797	262%
September 24, 2010(g) through April 30, 2011	$10.00	(0.08)		1.42	1.34	—		(0.03)		(0.03)		$11.31	13.44%	2.60%		(1.38)%	8.75%	$639	172%

Class I
Year Ended April 30, 2015	$9.60	0.05	(d)	0.92	0.97	—		—		—		$10.57	10.10%	1.47%	(e)	0.43%	2.85%	$9,800	99%
Year Ended April 30, 2014	$9.69	0.02		(0.10)	(0.08)	(0.01)		—		(0.01)		$9.60	(0.83)%	1.53%	(f)	0.14%	3.09%	$14,240	77%
Year Ended April 30, 2013	$9.39	0.06		0.24	0.30	—		—		—		$9.69	3.19%	1.60%		0.59%	3.60%	$14,243	165%
Year Ended April 30, 2012	$11.39	0.01	(d)	(1.65)	(1.64)	—	(h)	(0.36)		(0.36)		$9.39	(13.85)%	1.60%		0.15%	4.31%	$16,484	262%
September 24, 2010(g) through April 30, 2011	$10.00	(0.02)		1.44	1.42	—		(0.03)		(0.03)		$11.39	14.24%	1.60%		(0.37)%	4.64%	$16,488	172%

Asia Fund
Class A
Year Ended April 30, 2015	$11.38	0.06	(d)	1.98	2.04	—		(1.52)		(1.52)		$11.90	19.30%	1.70%		0.48%	5.42%	$553	100%
Year Ended April 30, 2014	$10.68	(0.03)		0.87	0.84	—		(0.14)		(0.14)		$11.38	7.90%	1.73%	(f)	(0.36)%	4.60%	$1,772	88%
Year Ended April 30, 2013	$9.59	—	(h)	1.09	1.09	—		—		—		$10.68	11.37%	1.80%		(0.29)%	5.42%	$1,552	173%
Year Ended April 30, 2012	$11.04	(0.07)	(d)	(1.38)	(1.45)	—		—	(h)	—	(h)	$9.59	(13.12)%	1.80%		(0.75)%	8.38%	$828	322%
September 24, 2010(g) through April 30, 2011	$10.00	(0.06)		1.11	1.05	—		(0.01)		(0.01)		$11.04	10.46%	1.80%		(0.94)%	8.43%	$561	194%

Class C
Year Ended April 30, 2015	$11.08	(0.10)	(d)	2.00	1.90	—		(1.52)		(1.52)		$11.46	18.54%	2.45%		(0.83)%	7.39%	$476	100%
Year Ended April 30, 2014	$10.49	(0.13)		0.86	0.73	—		(0.14)		(0.14)		$11.08	6.99%	2.48%	(f)	(1.11)%	7.22%	$583	88%
Year Ended April 30, 2013	$9.49	(0.09)		1.09	1.00	—		—		—		$10.49	10.54%	2.55%		(0.91)%	8.03%	$592	173%
Year Ended April 30, 2012	$11.00	(0.14)	(d)	(1.37)	(1.51)	—		—	(h)	—	(h)	$9.49	(13.71)%	2.55%		(1.47)%	9.43%	$536	322%
September 24, 2010(g) through April 30, 2011	$10.00	(0.10)		1.11	1.01	—		(0.01)		(0.01)		$11.00	10.06%	2.55%		(1.69)%	9.18%	$556	194%

Class I
Year Ended April 30, 2015	$11.50	(0.03)	(d)	2.12	2.09	—		(1.52)		(1.52)		$12.07	19.55%	1.45%		(0.22)%	2.82%	$29,119	100%
Year Ended April 30, 2014	$10.77	(0.01)		0.88	0.87	—		(0.14)		(0.14)		$11.50	8.12%	1.48%	(f)	(0.11)%	3.46%	$10,470	88%
Year Ended April 30, 2013	$9.64	(0.01)		1.14	1.13	—		—		—		$10.77	11.72%	1.55%		0.13%	3.96%	$9,685	173%
Year Ended April 30, 2012	$11.07	(0.04)	(d)	(1.39)	(1.43)	—		—	(h)	—	(h)	$9.64	(12.91)%	1.55%		(0.47)%	4.90%	$11,607	322%
September 24, 2010(g) through April 30, 2011	$10.00	(0.04)		1.12	1.08	—		(0.01)		(0.01)		$11.07	10.76%	1.55%		(0.65)%	4.89%	$11,151	194%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)

   The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(f)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.
(g)	Commencement of operations.
(h)	Amount is less than $0.005.

http://investments.miraeasset.us                              58                              Mirae Asset Discovery Funds

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2015	$11.76	(0.05)	(d)	1.40	1.35		—	(0.06)	(0.06)	$13.05	11.53%	1.77%	(e)	(0.39)%	2.10%	$23,701	63%
Year Ended April 30, 2014	$12.11	(0.03)		(0.32)	(0.35)		—	—	—	$11.76	(2.89)%	1.85%		(0.51)%	2.53%	$38,988	29%
Year Ended April 30, 2013	$10.71	(0.05)	(d)	1.45	1.40		—	—	—	$12.11	13.07%	1.85%		(0.47)%	3.67%	$14,799	56%
Year Ended April 30, 2012	$11.95	(0.04)	(d)	(0.84)	(0.88)		—	(0.36)	(0.36)	$10.71	(6.61)%	1.85%		(0.43)%	6.84%	$1,965	110%
November 4, 2010(f) through April 30, 2011	$11.00	(0.04)		0.99	0.95		—	—	—	$11.95	8.64%	1.85%		(0.75)%	8.44%	$546	138%

Class C
Year Ended April 30, 2015	$11.44	(0.15)	(d)	1.37	1.22		—	(0.06)	(0.06)	$12.60	10.71%	2.49%	(e)	(1.28)%	2.80%	$23,875	63%
Year Ended April 30, 2014	$11.87	(0.08)		(0.35)	(0.43)		—	—	—	$11.44	(3.62)%	2.60%		(1.17)%	3.43%	$13,112	29%
Year Ended April 30, 2013	$10.58	(0.13)	(d)	1.42	1.29		—	—	—	$11.87	12.19%	2.60%		(1.19)%	5.06%	$5,441	56%
Year Ended April 30, 2012	$11.91	(0.12)	(d)	(0.85)	(0.97)		—	(0.36)	(0.36)	$10.58	(7.40)%	2.60%		(1.18)%	8.20%	$846	110%
November 4, 2010(f) through April 30, 2011	$11.00	(0.07)		0.98	0.91		—	—	—	$11.91	8.27%	2.60%		(1.47)%	9.11%	$611	138%

Class I
Year Ended April 30, 2015	$11.85	(0.04)	(d)	1.44	1.40		—	(0.06)	(0.06)	$13.19	11.86%	1.48%	(e)	(0.33)%	1.69%	$170,275	63%
Year Ended April 30, 2014	$12.18	0.02		(0.35)	(0.33)		—	—	—	$11.85	(2.71)%	1.60%		(0.05)%	2.30%	$58,622	29%
Year Ended April 30, 2013	$10.75	(0.02)	(d)	1.45	1.43		—	—	—	$12.18	13.30%	1.60%		(0.15)%	3.36%	$23,229	56%
Year Ended April 30, 2012	$11.96	(0.02)	(d)	(0.83)	(0.85)		—	(0.36)	(0.36)	$10.75	(6.35)%	1.60%		(0.20)%	4.24%	$14,512	110%
September 24, 2010(f) through April 30, 2011	$10.00	(0.03)		1.99	1.96		—	—	—	$11.96	19.60%	1.60%		(0.62)%	4.70%	$16,289	138%

Asia Great Consumer Fund
Class A
Year Ended April 30, 2015	$11.30	(0.15)	(d)	3.35	3.20		—	(0.15)	(0.15)	$14.35	28.48%	1.72%	(e)	(1.15)%	2.81%	$12,079	33%
Year Ended April 30, 2014	$11.21	(0.07)	(d)	0.16	0.09		—	—	—	$11.30	0.80%	1.80%		(0.65)%	3.85%	$1,910	35%
Year Ended April 30, 2013	$9.56	(0.08)	(d)	1.73	1.65		—	—	—	$11.21	17.26%	1.80%		(0.85)%	5.38%	$1,714	77%
Year Ended April 30, 2012	$10.24	(0.09)		(0.59)	(0.68)		—	—	—	$9.56	(6.64)%	1.80%		(0.81)%	7.38%	$478	205%
November 4, 2010(f) through April 30, 2011	$10.62	(0.06)		(0.32)	(0.38)		—	—	—	$10.24	(3.58)%	1.80%		(1.38)%	8.55%	$535	238%

Class C
Year Ended April 30, 2015	$10.99	(0.24)	(d)	3.25	3.01		—	(0.15)	(0.15)	$13.85	27.55%	2.47%	(e)	(1.92)%	3.54%	$6,601	33%
Year Ended April 30, 2014	$10.99	(0.13)	(d)	0.13	—	(g)	—	—	—	$10.99	0.00%	2.55%		(1.18)%	5.61%	$1,528	35%
Year Ended April 30, 2013	$9.46	(0.15)	(d)	1.68	1.53		—	—	—	$10.99	16.17%	2.55%		(1.59)%	8.15%	$578	77%
Year Ended April 30, 2012	$10.20	(0.14)		(0.60)	(0.74)		—	—	—	$9.46	(7.25)%	2.55%		(1.57)%	9.21%	$445	205%
November 4, 2010(f) through April 30, 2011	$10.62	(0.10)		(0.32)	(0.42)		—	—	—	$10.20	(3.95)%	2.55%		(2.13)%	9.32%	$480	238%

Class I
Year Ended April 30, 2015	$11.38	(0.13)	(d)	3.39	3.26		—	(0.15)	(0.15)	$14.49	28.81%	1.47%	(e)	(0.98)%	1.88%	$99,745	33%
Year Ended April 30, 2014	$11.27	(0.01)	(d)	0.12	0.11		—	—	—	$11.38	0.98%	1.55%		(0.13)%	2.98%	$18,067	35%
Year Ended April 30, 2013	$9.60	(0.06)	(d)	1.73	1.67		—	—	—	$11.27	17.40%	1.55%		(0.61)%	3.57%	$13,438	77%
Year Ended April 30, 2012	$10.25	(0.06)		(0.59)	(0.65)		—	—	—	$9.60	(6.34)%	1.55%		(0.57)%	4.20%	$14,056	205%
September 24, 2010(f) through April 30, 2011	$10.00	(0.05)		0.30	0.25		—	—	—	$10.25	2.50%	1.55%		(1.13)%	4.57%	$16,068	238%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)

   The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(f)	Commencement of operations.
(g)	Amount is less than $0.005.

http://investments.miraeasset.us                              59                              Mirae Asset Discovery Funds

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Global Great Consumer Fund
Class A
Year Ended April 30, 2015	$14.04	(0.01)	(d)	1.06	1.05	—		(1.47)	—	(1.47)	$13.62	8.02%	1.68%	(e)	(0.10)%	4.17%	$1,093	53%
Year Ended April 30, 2014	$11.58	(0.11)	(d)	2.65	2.54	—		(0.08)	—	(0.08)	$14.04	21.92%	1.75%		(0.82)%	4.97%	$990	38%
Year Ended April 30, 2013	$11.56	(0.02)		0.19	0.17	—	(f)	(0.15)	—	(0.15)	$11.58	1.63%	1.78%	(g)	(0.27)%	6.70%	$677	108%
January 31, 2012(h) through April 30, 2012	$10.00	(0.01)		1.57	1.56	—		—	—	—	$11.56	15.60%	1.85%		(0.52)%	8.13%	$578	26%

Class C
Year Ended April 30, 2015	$13.81	(0.11)	(d)	1.03	0.92	—		(1.47)	—	(1.47)	$13.26	7.18%	2.43%	(e)	(0.84)%	5.32%	$910	53%
Year Ended April 30, 2014	$11.47	(0.19)	(d)	2.61	2.42	—		(0.08)	—	(0.08)	$13.81	21.08%	2.50%		(1.53)%	6.40%	$800	38%
Year Ended April 30, 2013	$11.53	(0.10)		0.19	0.09	—		(0.15)	—	(0.15)	$11.47	0.90%	2.53%	(g)	(1.00)%	7.62%	$605	108%
January 31, 2012(h) through April 30, 2012	$10.00	(0.03)		1.56	1.53	—		—	—	—	$11.53	15.30%	2.60%		(1.27)%	8.89%	$577	26%

Class I
Year Ended April 30, 2015	$14.09	0.02	(d)	1.07	1.09	—		(1.47)	—	(1.47)	$13.71	8.28%	1.44%	(e)	0.18%	2.44%	$12,345	53%
Year Ended April 30, 2014	$11.59	(0.05)	(d)	2.63	2.58	—		(0.08)	—	(0.08)	$14.09	22.25%	1.50%		(0.55)%	3.14%	$13,009	38%
Year Ended April 30, 2013	$11.56	0.03		0.18	0.21	(0.03)		(0.15)	—	(0.18)	$11.59	1.93%	1.54%	(g)	(0.01)%	3.65%	$7,421	108%
January 31, 2012(h) through April 30, 2012	$10.00	(0.01)		1.57	1.56	—		—	—	—	$11.56	15.60%	1.60%		(0.27)%	4.93%	$8,094	26%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)

   The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(f)	Amount is less than $0.005.
(g)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.
(h)	Commencement of operations.

http://investments.miraeasset.us                              60                              Mirae Asset Discovery Funds

TO GET MORE INFORMATION

Shareholder Reports. Additional information about the Funds’ investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). This tells you more about the Funds’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Funds’ most recent annual and semi-annual reports and SAI are available, free of charge, upon request, by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us. Shareholders may call 1-888-335-3417 to request other information about the Funds and to make shareholder inquiries. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

To Make Investments	SEC
Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165 http://investments.miraeasset.us 1-888-335-3417	Public Reference Station 100 F Street, N.E. Washington, D.C. 20549 www.sec.gov 1-202-551-8090

Distributed by:

Funds Distributor, LLC

SEC Investment Company Act File Number:

Mirae Asset Discovery Funds  811-22406

Mirae Asset Global Investments (USA) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019

http://investments.miraeasset.us                              61                              Mirae Asset Discovery Funds

Mirae Asset Discovery Funds

Global Dynamic Bond Fund

Global Dynamic Bond Fund
Class A	MAGDX
Class C	MCGDX
Class I	MDBIX

Prospectus

August 28, 2015

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARY

GLOBAL DYNAMIC BOND FUND

Investment Objective

The primary investment objective of Global Dynamic Bond Fund (the “Fund”) is to achieve total return.  As a secondary investment objective, the Fund seeks capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 16 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 44 of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	4.50%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 12 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	4.27%	4.00%	1.35%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	5.20%	5.68%	2.03%
Fee Waiver and Expense Reimbursement*	(4.02)%	(3.75)%	(1.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement* †	1.18%	1.93%	0.93%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) of the Fund do not exceed 1.15% (for Class A Shares), 1.90% (for Class C Shares) and 0.90% (for Class I Shares) of average daily net assets through August 31, 2016. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Fund” section beginning on page 14 of the Fund’s Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect acquired fund fees and expenses.

1

Global Dynamic Bond Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$565	$1,594	$2,619	$5,163
Class C	$296	$1,359	$2,506	$5,306
Class I	$95	$530	$991	$2,270

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$565	$1,594	$2,619	$5,163
Class C	$196	$1,359	$2,506	$5,306
Class I	$95	$530	$991	$2,270

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in fixed income securities and other instruments that provide exposure to global bond markets.

The Fund may purchase fixed and floating rate debt securities and debt obligations of governments, government-related or corporate issuers worldwide.  The Fund also may invest in bond exchange-traded funds (“ETFs”) with exposure to foreign and domestic markets.  The Fund may invest in both investment grade and non-investment grade securities of developed and emerging market countries. The Fund may have significant exposure to emerging market countries and to non-investment grade (or high yield) securities.  The securities in which the Fund invests may be denominated in foreign currencies or in U.S. dollars. The Fund may invest in securities of companies of any market capitalization. Additionally, the Fund may invest in securities of any maturity or duration.

The Investment Manager considers developed market countries to include any country that is: (i) generally recognized to be a developed country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developed country; or (iii) included in the MSCI World Index.

The Investment Manager considers emerging market countries to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Fund also may invest in derivative instruments, including bond futures, interest rate futures, foreign exchange futures, foreign currency forwards, and foreign currency swaps.  The derivative instruments may be used for hedging purposes, to enhance returns or to obtain exposure to various market sectors.  Actual exposures will vary over time.

The Fund employs a top-down, dynamic approach in allocating the Fund’s assets based on the Investment Manager’s judgment of changing market, political, and economic conditions.  The Investment Manager considers various factors, including evaluation of interest rates, currency exchange rates, and the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

The Fund is not managed to a benchmark index.  The  Fund’s Investment Manager will have considerable latitude in allocating the Fund’s investments and in selecting securities and derivative instruments to implement the Fund’s investment approach, and, except as otherwise described herein, there is no limitation as to the amount of Fund assets required to be invested in any one fixed income asset class or sector.  The Fund’s portfolio may not have the same characteristics as its broad-based securities market indices, the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, or its composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index.

2

Global Dynamic Bond Fund

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund will invest at least 40% of its net assets in (i) foreign government issuers, (ii) issuers organized or located outside of the United States, (iii) issuers whose primary trading market is located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various developed and emerging markets. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Credit Risk – The issuer of a fixed income security, or the counterparty to a contract with respect to such a security, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease its value.

Derivatives Risk – The Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the Fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures/swaps contracts. Derivatives also may give rise to increased leverage, and the Fund may become more volatile to market changes. The extent and impact of recently adopted regulations and potential new regulations regarding the derivatives markets are not yet known and may not be known for some time. Such regulations may make derivatives more costly, may limit the availability of investments in derivatives, or may otherwise adversely affect the value or performance of derivatives.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs generally are higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Exchange-Traded Funds Risk – The Fund may invest directly in bond ETFs. An ETF is generally a passive investment vehicle and generally will not attempt to take defensive positions if the market becomes volatile or adversely affected by certain events.  If the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund’s expenses and, indirectly, a portion of the ETF’s expenses. In addition, ETFs are subject to risks due to their shares being listed and traded on securities exchanges and there can be no assurance that an active trading market for these particular ETFs will develop or be maintained.

Geographic Concentration Risk –The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

3

Global Dynamic Bond Fund

High Yield Securities Risk – High yield securities (commonly known as “junk bonds”) have higher credit and liquidity risks than investment grade securities. The value of the securities may be more sensitive to, and thus more likely to be adversely affected by, negative market conditions and the market perception of the issuers’ creditworthiness than the value of the investment grade securities. Additionally, high yield securities are also more illiquid and subject to greater price fluctuation than investment grade securities.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Interest Rate Risk – The value of fixed income securities is generally affected by changes in interest rates. The value of the securities will generally decrease when the interest rates increase, and the value of the securities will generally increase when the interest rates decrease. Fixed income securities with longer maturities tend to be more sensitive to changes in interest rates. The changes in interest rates also affect extension or prepayment risk.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Liquidity Risk –Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a more favorable price or beneficial time.

Market Risk – The market value of fixed income securities could fluctuate unpredictably or rapidly due to various factors that could affect a few issuers, specific industries, or the entire general securities market.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Sovereign Debt Risk – A sovereign debtor in which the Fund invests may be unable or unwilling to meet its financial obligations due to its cash flow, the condition of its reserves, the size of the debt service, changed policies toward international lenders, political constraints and other various factors. These risks are further increased for sovereign issuers in emerging markets.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of its broad-based securities market indices, the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, and a composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

4

Global Dynamic Bond Fund

The chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	2.39%	6/30/2014
Worst Quarter:	-3.54%	6/30/2013

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2015 was 0.59%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, and a composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index. For additional information regarding these indices, see “Description of Fund Benchmarks” starting on page 13 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2014)	1 Year	Since Inception (February 29, 2012)
Class I
Return Before Taxes	4.66%	3.36%
Return After Taxes on Distributions	3.50%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares	2.63%	2.13%
Class A Returns Before Taxes	-0.27%	1.44%
Class C Returns Before Taxes	2.57%	2.31%
Barclays Global Treasury Majors Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	8.20%	4.07%
Barclays Emerging Markets USD Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.76%	4.30%
Composite Securities Market Index (reflects no deduction for fees, expenses or taxes)	6.50%	4.23%

Management

Investment Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund.

Portfolio Manager

Joon Hyuk Heo, CFA, Head of Global Fixed Income of the Investment Manager, is primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception.

5

Global Dynamic Bond Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Global Dynamic Bond Fund

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

GLOBAL DYNAMIC BOND FUND

Investment Objective

The Fund’s primary investment objective is to achieve total return.  As a secondary investment objective, the Fund seeks capital preservation. The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Total return consists of income earned on the Fund’s investments and capital appreciation.

Investment Manager

Mirae Asset USA is the investment manager for the Fund.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in fixed income securities and other investments that provide exposure to global bond markets. This is a non-fundamental policy of the Fund; such policy may be changed with Board approval (shareholder approval is not required), with 60 days’ prior notice to shareholders.

The Fund may purchase fixed and floating rate debt securities and debt obligations of governments, government-related or corporate issuers worldwide. The Fund also may invest in bond ETFs with exposure to foreign and domestic markets. The Fund may rely on Securities and Exchange Commission (“SEC”) orders that permit the Fund to invest in certain ETFs beyond the limits contained in the Investment Company Act of 1940, as amended (the “Investment Company Act”), subject to certain terms and conditions. The Fund may invest in both investment grade and non-investment grade securities of developed and emerging market countries. The Fund may have significant exposure to emerging market countries and to non-investment grade (or high yield) securities.  The securities in which the Fund invests may be denominated in foreign currencies or in U.S. dollars. The Fund may invest in securities of companies of any market capitalization. Additionally, the Fund may invest in securities of any maturity or duration.

The Investment Manager considers developed market countries to include any country that is: (i) generally recognized to be a developed country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developed country; or (iii) included in the MSCI World Index.

The Investment Manager considers emerging market countries to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Fund also may invest in derivative instruments, including bond futures, interest rate futures, foreign exchange futures, foreign currency forwards, and foreign currency swaps.  Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  A foreign currency forward contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time the parties enter into the contract.  Foreign currency futures contracts are similar to currency forward contracts, except that foreign currency futures contracts are standardized and can be traded in various exchanges. For this reason, foreign currency futures contracts are utilized frequently for investment purposes.  The Fund may use derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

The Fund employs a top-down, dynamic approach in allocating the Fund’s assets based on the Investment Manager’s judgment of changing market, political, and economic conditions.  The Investment Manager considers various factors, including evaluation of interest rates, currency exchange rates, and the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.  Actual exposures will vary over time.

The Fund is not managed to a benchmark index.  The  Fund’s Investment Manager has considerable latitude in allocating the Fund’s investments and in selecting securities and derivative instruments to implement the Fund’s investment approach, and, except as otherwise described herein, there is no limitation as to the amount of Fund assets required to be invested in any one fixed income asset class or sector.  The Fund’s portfolio may not have the same characteristics as its broad-based securities market indices, the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, or its composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index.

http://investments.miraeasset.us                              7                              Mirae Asset Discovery Funds

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time.  Under normal market conditions, the Fund will invest at least 40% of its net assets in (i) foreign government issuers, (ii) issuers organized or located outside of the United States, (iii) issuers whose primary trading market is located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

OTHER INVESTMENT STRATEGIES

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent interests in a pool of assets, including loans, leases or other receivables.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and may have adjustable interest rates that reset at periodic intervals.  Asset-backed securities may take the form of commercial paper, notes, or pass through certificates.

Mortgage-Backed Securities. Mortgage-backed securities represent an interest in pools of mortgage loans, including mortgage loans originated by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Brady Bonds. The Fund may invest in certain emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings.

Convertible Securities. The Fund may invest in convertible securities.  Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). The value of a convertible security typically reflects both the stream of current income payments and the market value of the underlying common stock.

Floating Rate Obligations. Floating rate obligations are obligations of government agencies, corporations, depository institutions or other issuers that periodically or automatically reset their interest rate to reflect a current market rate, such as the Federal Funds rate or a bank’s prime rate, or the level of an interest rate index, such as the London Interbank Offered Rate.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if the Fund cannot receive the amount at which it values the instrument within seven days.

Municipal Obligations. The Fund may invest in municipal obligations, which are debt obligations securities issued by states, territories, possession, or sovereign nations within the territorial boundaries of the United States.

Swaps. The Fund may enter into swap agreements for hedging or investment purposes.  A swap agreement is a type of derivative contract in which two parties agree to exchange the returns earned on a particular investment or instrument.

Temporary Defensive Investments. As a temporary defensive measure, the Fund may invest up to 100% of its assets in cash, cash equivalents and other high-quality, short-term investments, including commercial paper, short-term bank time deposits and bankers’ acceptances, government securities of U.S. and non-U.S. issuers and money market securities. The Fund may make these investments or increase its investment in these securities when the Investment Manager is unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when the Investment Manager believes it is advisable to do so, or to meet anticipated levels of redemptions. The Fund normally will invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund’s ability to meet its investment objective.

Zero Coupon Debt Securities. The Fund may invest in zero coupon debt securities, which are debt securities that do not pay interest (a coupon) until maturity.

http://investments.miraeasset.us                              8                              Mirae Asset Discovery Funds

PRINCIPAL INVESTMENT RISKS

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares, they may be worth more or less than what you paid for them, which means that you could lose money.

Following are certain risks associated with investing in the Fund. The Fund’s summary highlights certain risks associated with investing in the Fund. The principal risks of investing in the Fund may change over time as the Investment Manager adapts to changing market conditions in pursuit of the Fund’s long-term investment objective.

Asset Allocation Risk.  The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries and regions. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Credit Risk. The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivatives Risk. Derivatives are financial instruments that derive their value from another instrument, security, index, currency or other asset. The Fund may use various derivatives to hedge and manage risks, but also use them for investment purposes.

In addition to credit risk, interest rate risk, liquidity risk, market risk, and management risk, derivatives may have risks that are different from traditional securities. Derivatives may have risk of mispricing or improper valuation, and there might be incomplete correlation between the value of the derivatives and the underlying assets. Furthermore, derivatives allow greater leverage, which tends to amplify the effect of any changes in the value of the Fund’s securities. Also, the Fund may lose more than the principal investment in the derivatives.

The extent and impact of potential new regulation regarding the derivatives markets is not yet known and may not be known for some time. Such regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Currency Forward/Futures Contracts: The Fund may use currency forward/futures contracts for risk management or investment purposes. The Fund’s risk management through the forward/futures might be limited because the forward/futures’ contract amounts and maturity dates may not precisely match those of the securities that the Fund wishes to hedge. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Foreign Securities Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Currency Risk:  Foreign investments typically are issued and traded in foreign currencies. When the Fund invests in foreign currencies, securities that trade in foreign currencies, or obtain derivatives that provide exposure to foreign currencies, the Fund may be adversely affected by the changes in exchange rates of foreign currencies. When the foreign currencies depreciate relative to the U.S. dollar, the Fund’s investments in foreign currencies or securities that trade in foreign currencies may lose value. When the foreign currencies appreciate relative to the U.S. dollar, the Fund may be limited in its capitalization of the appreciation if it hedged its position through forward, futures or other instruments.

Foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economical conditions of certain countries, changes in investors’ appetite for risk, and changes in policies of central banks or supranational entities such as the International Monetary Fund.

Political and Economic Developments:  The political, economic and social structures of certain countries may not be as stable as those of the United States. Therefore, foreign investments remain subject to political, economic and social developments in such countries. In addition, foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

http://investments.miraeasset.us                              9                              Mirae Asset Discovery Funds

Limited Availability of Information and Legal Recourse:  There may be less information publicly available about a foreign company than about most U.S. companies, since foreign companies are generally not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

Limited Markets:  Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Foreign Banks and Securities Depositories Risk:  Some foreign banks and securities depositories in which the Fund holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging markets countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.

Emerging Markets Risks.  The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Fund invests; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Fund; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Exchange-Traded Fund Risk. The Fund may invest directly in bond ETFs. An ETF is generally a passive investment vehicle and generally will not attempt to take defensive positions if the market becomes volatile or adversely affected by certain events.  If the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund’s expenses and, indirectly, a portion of the ETF’s expenses.

An ETF’s shares are listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value and may differ significantly from net asset value during periods of market volatility. This may result in an ETF’s shares trading at a premium or discount to net asset value.  There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable.

Geographic Concentration Risk. The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

High Yield Securities Risk. High yield securities and unrated securities are usually subject to greater levels of credit and liquidity risks than investment grade securities. Commonly referred as junk bonds, these securities are considered speculative with respect to the issuers’ ability to meet their financial obligations. The value of the securities may be more sensitive to, and thus more likely to be adversely affected by, negative market conditions and the market perception of the issuers’ credit risk than those of the investment grade securities. Additionally, high yield securities are also more illiquid and subject to greater price fluctuation than investment grade securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

http://investments.miraeasset.us                              10                              Mirae Asset Discovery Funds

Inflation Risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Interest Rate Risk. The value of fixed income securities is generally affected by changes in interest rates. The value of the securities will generally decrease when the interest rates increase, and the value of the securities will generally increase when the interest rates decrease. The risk of rising interest rates may be heightened due to the current period of historically low rates. Fixed income securities with longer maturities tend to be more sensitive to changes in interest rates.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In the event that the Fund’s investments in derivative instruments regulated under the Commodity Exchange Act (“CEA”), including futures, swaps and options, exceeds a certain threshold, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the Commodity Futures Trading Commission (“CFTC”) with respect to the Fund. In the event the Investment Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the ’Fund’s expenses. However, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the CEA and currently intends to operate in a manner that would permit it to continue to claim an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the CEA.

Liquidity Risk. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a more favorable price or a more beneficial time.

Market Risk. The market value of fixed income securities could fluctuate unpredictably or rapidly due to various factors. The value of the securities could decline when general market conditions decline. Real or perceived adverse economic conditions, changes in expectations for corporate earnings, increased volatility in currency and interest rates, and the change in investors’ risk appetite could potentially affect the Fund’s performance. Some factors could be more specific to particular industry or country. For example, increased production costs, and labor shortages might specifically affect certain industries or countries and the value of the securities in those industries or countries more severely than the securities of unaffected industries or countries.

Selection Risk. Selection risk is the risk that the securities selected by the Fund will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the Fund’s expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

Sovereign Debt Risk. A sovereign debtor in which the Fund invests may be unable to, or unwilling to meet its financial obligations due to its cash flow, the condition of its reserves, the size of the debt service, changed policies toward international lenders, political constraints and other various factors. These risks are further increased for sovereign issuers in emerging markets as reflected by the fact that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.

http://investments.miraeasset.us                              11                              Mirae Asset Discovery Funds

OTHER INVESTMENT RISKS

Asset-Backed Securities Risk. The value of the asset-backed securities is largely determined by the market’s perception of the assets backing the securities, the credit quality of the underlying assets, whether the assets are bankruptcy-remote from the originators and other affiliated entities, and the amount and quality of any credit enhancement of the securities, such as overcollateralization, letters of credit, reserve funds and guarantees. Asset-backed securities are sensitive to changes in interest rates and are especially susceptible to prepayment and extension risks.

Mortgage-Backed Securities Risk. The value of mortgage-backed securities is largely determined by the market’s perception of the real estate assets backing the securities, the credit quality of the underlying mortgage loans, whether the mortgage loans are bankruptcy-remote from the originators and other affiliated entities, and the amount and quality of any credit enhancement of the securities, such as overcollateralization, letters of credit, reserve funds and guarantees. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities (i.e., they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines). Additionally, although mortgages and mortgage-related securities may be supported by some form of guarantee and/or insurance, there can be no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities are sensitive to changes in interest rates and are especially susceptible to prepayment and extension risks.

Brady Bonds Risk. In addition to the risks described above under “Foreign Securities Risk,” Brady Bonds are generally considered speculative, and there can be no guarantee that the Brady Bonds in which the Fund invests will not be subject to restructuring agreements or to requests for new credit. This may cause the Fund to suffer a loss of interest or principal with respect to any of its holdings.

Convertible Securities Risk. Valuation of a convertible securities requires one to take into account the security’s investment value, which is its yield (dividends or interest payments), and conversion value, which is the security’s worth at market value when converted into the underlying common stock. Because of the hybrid nature of the security, it is prone to risks that affect equity income securities, such as negative earnings reports or growth of the issuers, as well as risks that affect fixed income securities, such as interest rate risk, credit risk, market risk, prepayment and extension risk, among others.  Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on the issuer’s credit rating and/or the market’s perception of the creditworthiness of the issuer.

Defensive Investment Strategies Risk. The Fund may depart from its principal investment strategies by investing temporarily for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s defensive investment position may not be effective in protecting its value.

Floating Rate Obligations Risk. The absence of an active market for floating rate obligations could make it difficult for the Fund to dispose of them if the issuer defaults.

Issuer-Specific Risks. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Municipal Obligations Risk. The value of municipal obligations usually depends on the fiscal stability of the issuers or the performance of the underlying projects’ revenues in case of revenue obligations. Consequently, any economic, legislative, political or regulatory developments hampering the issuers’ ability to meet their financial obligations may adversely affect the value of the securities. For revenue obligations, unexpected market events hampering the profitability or the revenue of the underlying projects could also adversely affect the value of the securities.

Prepayment and Extension Risk. Prepayment risk is the risk that, as interest rates decrease, certain obligations will be paid off by the obligor more quickly than anticipated.  When interest rates fall, borrowers are motivated to pay off debt and refinance at the new lower rates.   When principal is returned early, future interest payments will not be paid on that part of the principal.  In addition, the prepayment of an obligation may cause the Fund to invest the proceeds in securities with potentially lower returns.  Extension risk is the risk that, as interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated.  This may cause the value of such securities to fall.  Additionally, this may prevent the Fund from investing in securities with potentially higher returns.

Swaps Risk. The use of swap agreements involves investment techniques and risks different from those associated with traditional investments. Successful utilization of swaps depends on the ability of the Investment Manager to correctly predict which types of investments are likely to gain values. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or, if a swap is required to be cleared through a collateralized platform, the default of the clearinghouse.

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Zero Coupon Debt Securities Risk. Zero coupon securities are debt securities that do not pay interest (a coupon) until maturity. Because of this feature, these bonds are sold at a deep discount to their face value, and the securities have a greater potential for complete loss of principal and/or return than traditional debt securities. The lack of current cash income also makes the value of these securities very volatile when interest rates fluctuate.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Investment Manager, the Fund’s service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Investment Manager, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Investment Manager, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

Changes in Policies. The Board of Trustees of the Trust (the “Board”) may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.  The Fund considers its investment objective to be a fundamental policy that cannot be changed without shareholder approval.

Additional Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund’s SAI, which you may obtain by contacting the transfer agent, SunGard Investor Services, LLC (the “Transfer Agent”). See the back cover for the address and phone number.

Description of the Fund’s Benchmark. The following is a description of the Fund’s benchmark indices. One cannot invest directly in an index.

The Fund’s broad-based securities market indices are the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index. The Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. The Barclays Emerging Markets USD Aggregate Index includes fixed- and floating-rate U.S dollar-denominated debt from sovereign, quasi-sovereign, and corporate emerging markets issuers in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market country is defined as any country that meets the World Bank Income group low/middle income classification or the International Monetary Fund’s non-advanced country classification, as well as additional countries viewed by bond investors as being an emerging market.

Disclosure of Portfolio Holdings. The Fund discloses its month-end portfolio holdings on the Trust’s public website (http://investments.miraeasset.us) 30 days after month-end. The Fund also discloses its top ten holdings approximately 15 days or more after calendar quarter-end.  A description of the Fund’s policies and procedures for disclosing its holdings is available in the Trust’s SAI.

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MANAGEMENT OF THE FUND

Mirae Asset Global Investments (USA) LLC

Mirae Asset USA, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019, is the investment manager for the Fund. Mirae Asset USA, an investment adviser registered under the Investment Advisers Act of 1940 as amended, was organized in 2008 to provide investment advisory services for investment companies and other clients. Mirae Asset USA is indirectly majority-owned by Mirae Asset Global Investments Co., Ltd. (“Mirae Asset Korea”) and indirectly minority-owned by Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”).  Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea.  As of June 30, 2015, Mirae Asset USA had approximately $5.4 billion in assets under management.

Under the investment management agreement between the Trust, on behalf of the Fund, and Mirae Asset USA (the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board. Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

For its services as investment manager, Mirae Asset USA is entitled to receive a monthly fee equal on an annual basis to 0.65% of the average daily net assets of the Fund.

Mirae Asset USA  has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments in other investment companies and pooled investment vehicles, other expenses incurred as a result of the Fund’s investments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund do not exceed 1.15% (for Class A Shares), 1.90% (for Class C Shares) and 0.90% (for Class I Shares) of average daily net assets through August 31, 2016. If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by the Fund are less than the expense limit for such share class, the applicable share class may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement.  The expense limitation agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund.

For the fiscal year ended April 30, 2015, Mirae Asset USA did not receive any management fees from the Fund due to the contractual waivers and reimbursements in place during the period.

A discussion of the basis for the Board of Trustees’ approval of the Investment Management Agreement with Mirae Asset USA with respect to the Fund is included in the Trust’s semi-annual shareholder report for the period ended October 31, 2014.

Portfolio Manager

The following provides additional information about the portfolio manager who has primary responsibility for the day-to-day management of the Fund’s investments. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

Information about Joon Hyuk Heo, CFA, the portfolio manager primarily responsible for the day-to-day management of Global Dynamic Bond Fund, is set forth below.

Portfolio Manager	Since	Recent Professional Experience
Joon Hyuk Heo, CFA	2012

Joon Hyuk Heo is Head of Global Fixed Income with firm-wide responsibility for global fixed income investment and research.  Prior to joining Mirae Asset USA in 2011, Mr. Heo managed global bond funds at Mirae Asset Global Investments Co., Ltd. from 2008 to 2011.  From 2006 to 2008, he served as a fixed income specialist at Mirae Asset Hong Kong.  Mr. Heo has a B.A. in Economics from Seoul National University, Korea. He is a Chartered Financial Analyst, is based in New York, and is fluent in Korean.

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The Administrator

Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator and fund accounting agent for the Fund pursuant to a services agreement by and between the Trust and Citi (the “Services Agreement”).  In connection with its role as fund accounting agent, Citi performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.

The Transfer Agent

SunGard Investor Services, LLC (“SunGard”) located at 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer agent for the Fund pursuant to a transfer agency services agreement by and between the Trust and SunGard. In connection with its role as the transfer agent, SunGard performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Distributor

Funds Distributor, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101,  is the Trust’s principal underwriter (the “Distributor”), and acts as the Fund’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as certain additional compliance support functions to the Fund.

None of Citi, the Transfer Agent, the Distributor or Foreside is affiliated with Mirae Asset USA or its affiliates.

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ACCOUNT INFORMATION

DESCRIPTION OF THE SHARE CLASSES

The Fund offers Class A, Class C and Class I Shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. You should consult your financial adviser to help you decide which share class is best for you.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

The following chart provides a summary of the differences among the classes of shares.

	Class A	Class C	Class I
Initial Sales Charge	Initial sales charge applies. Deducted from your investment so that not all of your purchase payment is invested.	No initial sales charge. Entire purchase price is invested in shares of the Fund.	No initial sales charge. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge	Generally no deferred sales charge. May be charged a 1.00% deferred sales charge for purchases of $1 million or more that are redeemed within 12 months of investment.	1.00% deferred sales charge applies. Payable if you redeem within one year of purchase.	No deferred sales charge.

Distribution and Service (12b-1) Fee	0.25% Distribution and Service (12b-1) Fee.	1.00% Distribution and Service (12b-1) Fee.	No Distribution and Service (12b-1) Fee.

Availability	Generally available.	Generally available.	Limited availability. Please see “Account Information – Description of the Shares Classes – Class I Shares” below for eligibility requirements.

Class A Shares

Class A Shares of the Fund pay an annual distribution and service (12b-1) fee equal to 0.25% of average daily net assets of Class A Shares.

You can purchase Class A Shares at the net asset value per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Reallowance as a Percentage of the Offering Price
Less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None**	None**	None***

(footnotes on the following page)

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*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**

No initial sales charge applies on investments of $1 million or more. However, a deferred sales charge of 1.00% is imposed on certain redemptions of such investments within 12 months of purchase. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information.

***

Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 0.75% of the offering price of Class A Shares. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Class A Shares – Initial Sales Charge Waivers” are not eligible for sales commissions on purchases of $1 million or more.

No initial sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

You may be eligible for reductions and waivers of sales charges.  Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, or financial adviser for assistance.

Initial Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $100,000 of Class A Shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A Shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your accounts when the intended investment is completed, if it is completed within the 13-month period.  You must indicate that future purchases are subject to the Letter of Intent.

Rights of Accumulation.  The value of eligible accounts across all mutual funds sponsored or advised by Mirae Asset USA (the “Mirae Asset Mutual Funds”) maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on page 16). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

•

Individual accounts;

•

Joint accounts between the individuals described above;

•

Certain fiduciary accounts;

•

Single participant retirement plans; and

•

Solely controlled business accounts.

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A Shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.00%, rather than the 4.50% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the original investment amount, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

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To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund’s shares.

Initial Sales Charge Waivers

Initial sales charges on Class A Shares will be waived for the following types of purchases:

1.

Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

2.

Reinstatement by a shareholder that has redeemed shares of a Mirae Asset Mutual Fund and reinvests the proceeds in that Mirae Asset Mutual Fund or another Mirae Asset Mutual Fund, provided the reinvestment is made within 90 days of the redemption.

3.

Fund direct purchases by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more.

4.

Purchase by a unit investment trust registered under the Investment Company Act of 1940 (the “Investment Company Act”) that has shares of a Fund as a principal investment.

5.

Purchase by a financial institution purchasing Class A Shares of a Fund for clients participating in select fee-based asset allocation programs or wrap fee programs that has an agreement in place with respect to such purchases.

6.

Purchase by a registered investment adviser or financial planner that places trades for its own accounts or the accounts of its clients and that charges a management, consulting or other fees for its services; and any client of such investment adviser or financial planner that places trades for its own account where there is an agreement in place with respect to such purchases.

7.

Purchases by authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Funds or Distributor with respect to such purchases at NAV.

8.

Purchase by an employee or a registered representative of an entity with a selling agreement with the Distributor to sell shares of one or more of the Mirae Asset Mutual Funds.

9.

Purchase by any member of the immediate family of a person qualifying under (8) or (9) above, including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

10.

Purchase by a registered management investment company that has an agreement with Mirae Asset USA or the Distributor for that purpose.

11.

Exchanges of Class A Shares of one Mirae Asset Mutual Fund for Class A Shares of another Mirae Asset Mutual Fund.

12.

Purchases by financial intermediaries who have entered into an agreement with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Some financial intermediaries do not provide all of the sales charge waivers that are available when you purchase directly from the Funds, including sales charge waivers for certain types of accounts, investors, relationships or transactions.   Consult your financial advisor to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your financial intermediary.   It is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. For further information on sales charge waivers, contact the Transfer Agent.

Class C Shares

You pay no initial sales charge if you purchase Class C Shares. However, a 1.00% deferred sales charge will apply to redemptions of shares made within 12 months of buying them, as discussed below. Brokers that initiate and are responsible for purchase of Class C Shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C Shares of the Fund. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains.

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You will also pay an annual distribution and service (12b-1) fee of 1.00% of the average daily net assets of Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees increase the cost of your investment and may cost you more than paying the initial sales charge associated with Class A Shares. It is generally less advantageous to purchase Class C Shares than Class A Shares in aggregate amounts equal to or greater than $1,000,000. Purchase orders for Class C Shares above this amount generally will not be accepted.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC of 1.00% when you redeem:

•

Class A Shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within 12 months of purchase.

•

Class C Shares within 12 months of purchase.

The CDSC is calculated based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C Shares of another Mirae Asset Mutual Fund of which you may have exchanged for Class C Shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of a Mirae Asset Mutual Fund from the date you acquired the original shares of such Mirae Asset Mutual Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

•

Exchanges described in “How To Purchase, Redeem and Exchange Shares – How To Exchange Shares” below;

•

Redemptions within one year of a shareholder’s death;

•

Redemptions in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares;

•

Redemptions made with respect to certain retirement plans sponsored by the Trust, Mirae Asset USA or its affiliates;

•

Minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 ½;

•

Redemptions related to the payment of custodial IRA fees in accounts held directly with the Funds or where a financial intermediary is able to waive the fee pursuant to an agreement in place with the Funds or Distributor;

•

Redemptions initiated by a Fund;

•

Redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper provided such retirement plan has entered into an agreement with the Funds or Distributor with respect to such redemptions;

•

Redemptions from an account held directly at the Funds when you can demonstrate hardship (including, but not limited to, redemptions related to death, disability or qualified domestic relations order), as determined in the absolute discretion of a Fund; and

•

Redemptions of Class A Shares where no broker was compensated for the sale.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C Shares made on any day during a calendar month will age one month on the same day of the following month, and the same day of each subsequent month.  For example, if an investor purchases Class C Shares of the Fund on April 15, 2016, such purchase of Class C Shares will age one month on May 15, 2016. Therefore, if the investor redeems the Class C Shares purchased prior to April 15, 2017, such investor will be required to pay the 1.00% CDSC.

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No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Class I Shares

Class I Shares are not subject to any sales charge. However, Class I Shares are only available to certain investors. Eligible Class I Share investors include:

•

Funds of funds;

•

Participants in authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Funds or Distributor with respect to such purchases;

•

Certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds;

•

Endowments, foundations, corporations, and high net worth individuals using an unaffiliated bank, thrift or trust company that has an agreement with the Distributor and the bank, thrift or trust has discretion over the account;

•

Investors participating in select fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor; and

•

Directors/trustees, officers and employees of the Trust, Mirae Asset USA, the sub-manager to the Mirae Asset Mutual Funds and/or their respective affiliates for accounts held directly at the Funds (minimums may be waived for such accounts).

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I Shares that may differ from the requirements for investors purchasing directly from the Fund. Your financial intermediary can help you determine whether you are eligible to buy Class I Shares.

DISTRIBUTION AND SERVICE FEES

Distribution and Shareholder Servicing Payments

The Trust, on behalf of the Fund, has adopted plans (the “Plans”) with respect to the Class A and Class C Shares that allow the Fund to pay distribution fees for the marketing, distribution and sale of those share classes pursuant to Rule 12b-1 under the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Class I Shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plans, Class A and Class C Shares may pay distribution fees to the Distributor for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of Mirae Asset USA for sales support services provided in connection with the sale of Class A or Class C Shares, as applicable. The distribution fees also may be used to pay brokers, dealers, financial institutions and industry professionals (including Mirae Asset USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I Shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to its customers who own Class A and Class C Shares in return for these fees. The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares. All Class A and Class C Shares pay this shareholder servicing fee. Class I Shares do not pay a shareholder servicing fee.

The 12b-1 fees for the Fund vary by share class as follows:

•

Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class A Shares.

•

Class C Shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Class C Shares. The Distributor may use up to 0.25% of the fee for shareholder servicing for Class C Shares and up to 0.75% for distribution for Class C Shares.

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In the case of Class C Shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The 12b-1 amounts received by the Distributor may be used to reimburse Mirae Asset USA for distribution-related and/or shareholder servicing expenses incurred directly by Mirae Asset USA. The Distributor does not retain any 12b-1 amounts it receives as profit.

Other Fund Payments

In addition, the Fund may pay fees to Service Organizations for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These payments may be made in addition to fees paid to the Service Organizations by the Distributor pursuant to the Plans. These Service Organizations also may be appointed as agents for, or authorized by, the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. These payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

Other Payments to Financial Intermediaries and Other Service Providers

Mirae Asset USA and its affiliates may make payments to Service Organizations relating to distribution and sales support activities out of their own resources or other sources available to them (and not as an additional charge to the Fund). Mirae Asset USA or its affiliates may pay to Service Organizations a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. Mirae Asset USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by Mirae Asset USA and its affiliates may be substantial. Payments by Mirae Asset USA may include amounts that are sometimes referred to as “revenue sharing” payments. “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to Service Organizations through which investors may purchase shares of the Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about revenue sharing payments it may receive. For more information, see the SAI.

HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You can speak to an Investor Services Representative between 8:00 a.m. and 6:00 p.m. (Eastern Time) on any Fund business day by calling 1-888-335-3417.

You may purchase, redeem and exchange Class A, Class C and Class I Shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption “Investor Programs.”

The Fund calculates the net asset value (“NAV”) of each class of its shares as of the close of regular trading of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; (ii) or the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

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How to Purchase Shares

Initial and Subsequent Investment Minimums

The table below sets forth the minimum initial investment, the minimum subsequent investment and the minimum account balance of the Fund for Class A and Class C Shares.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Account Balance
Regular	$2,000	$100	$1,000
IRA and Roth IRA	$500	$50	$500
Coverdell Education Savings Account (Educational IRA)	$500	$50	$500
Systematic Investment Plan	$500	$50	$500

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The minimum account balance for Class I Shares is $250,000. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I Shares, which may differ from the requirements for investors purchasing directly from the Fund.

Information about Investment and Account Minimums

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within sixty (60) days after notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of Mirae Asset USA, the sub-manager of the Mirae Asset Mutual Funds, their affiliates or their family members.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A Shares that are higher than the requirements for investors purchasing directly from the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about what investment minimums and eligibility requirements will be applied to your account.

The Fund reserves the right to waive any investment or account minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A Shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks, as well as factors listed under “Description of the Share Classes” to determine if the Fund, and which share class of the Fund, is appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

Financial Adviser.  You can establish an account by having your financial adviser process your purchase.

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Third-Party Intermediaries.  Shares of the Fund may be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees.  If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open for trading.

Third-Party Intermediaries may have different eligibility requirements and may set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures to purchase and redeem Fund shares.  If you purchase Fund shares through a Third-Party Intermediary, you should contact the Third-Party Intermediary for more information about what investment minimums and eligibility requirements, service fee and order deadlines will be applied to your account.

By Mail.  Please call the Transfer Agent at 1-888-335-3417 or visit http://investments.miraeasset.us to obtain an application. Make checks payable to Mirae Asset Discovery Funds. Mail the check, along with your completed application, to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund’s custodian bank by a Federal Reserve Bank) before acceptance.

By Wire.  Please call the Transfer Agent at 1-888-335-3417 for instructions on purchasing shares by wire. If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account established in your name.  Your bank may charge a wire fee.  Wire orders will be accepted only on a day on which the Fund and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until your account has been opened and the wired money is received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

By Telephone Exchange. You may exchange $2,000 ($500 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) or more from your existing account to another Mirae Asset Mutual Fund account.

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than affiliates of Mirae Asset USA. The Fund does not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several ways you can make additional investments in your account (subject to the minimum subsequent investment described above):

•

Ask your financial adviser to purchase shares on your behalf;

•

Send a check along with the returnable portion of your statement;

•

Contact the Transfer Agent with your order then wire additional investments through your bank as instructed above;

•

Authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request;

•

Exchange shares from another Mirae Asset Mutual Fund; or

•

Through a Systematic Investment Plan (please see “Account Information – Investor Programs – Purchase and Redemption Programs for Class A and Class C Shares” for details).

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How To Exchange Shares

You can exchange your Class A, Class C and Class I Shares for shares of the same class of other Mirae Asset Mutual Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. A share exchange is a taxable event for federal income tax purposes. In order to be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. You may exchange $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans) from your existing account to another existing Mirae Asset Mutual Fund account. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Class A shareholders of the Fund may exchange their shares for Class I Shares of the Fund provided that they:  (i) hold their shares directly at the Fund’s Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Fund, or its Distributor, authorizing such an exchange; and (ii) are eligible to invest in Class I Shares in accordance with the criteria set forth in the Fund’s most recent Prospectus. Any exchange is subject to the Fund’s discretion to accept or reject the exchange. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. For federal income tax purposes, a same-Fund exchange generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s Third-Party Intermediary before such an exchange.

How To Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting the Transfer Agent directly. Shares of the Fund may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Fund at the time of redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 10 business days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

Redeeming Through Your Financial Adviser.  You can request that your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Fund has authorized one or more brokers to receive on its behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. Such intermediaries may include financial advisers, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A customer orders will be priced at the Fund’s NAV next computed after it is received by an authorized broker or the broker’s authorized designee. Your financial adviser or broker may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC.

Redeeming Directly Through the Transfer Agent.  You can redeem your shares in any of the following ways:

By Telephone.  You can call the Transfer Agent at 1-888-335-3417 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

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By Mail.  The Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined as of the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open for trading. Requests should be sent to the applicable address below:

Regular Mail:	Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165
Express, Registered or Certified Mail:	Mirae Asset Discovery Funds, 3435 Stelzer Road, Columbus, Ohio 43219

Requests in “good order” must include the following documentation:

(a)

a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)

any required signature guarantees (see “Signature Guarantees” below); and

(c)

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”).  A redemption in excess of $5,000 may be wired to the financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day, and a $10.00 fee applies to Class A and Class C Shares. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

Note:   If an address change has occurred within 30 calendar days of the redemption, a signature guarantee will be required.

Call the Transfer Agent at 1-888-335-3417 for additional instructions.

Signature Guarantees.  To protect you and the Fund against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

•

A written request to redeem $100,000 or more;

•

A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc.);

•

A redemption from an account for which the address or account registration has changed within the last 30 days;

•

A request to send redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record;

•

A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours;

•

An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

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INVESTOR PROGRAMS

As a shareholder of the Fund, a number of services and investment programs are available to you. Some of these services and programs, however, may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Purchase and Redemption Programs for Class A and Class C Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A and Class C Shares, without extra charge.

Systematic Investment Plan.  You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will occur automatically on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Reinvestments Without A Sales Charge.  You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program.  You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same class of another Mirae Asset Mutual Fund.

Systematic Withdrawal Plan.  A non-retirement plan shareholder who has an account balance of at least $5,000 in the Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The systematic withdrawal plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Redeem and Exchange Shares – Signature Guarantees.”  Any such requests must be received by the Transfer Agent ten days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Trust, or its agent on written notice, and will be terminated when all shares of the Fund under the systematic withdrawal plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

VALUATION OF FUND SHARES

You may purchase shares of the Fund at their offering price, which is the net asset value per share, plus any applicable sales charge. You may redeem shares of the Fund at their net asset value per share less any applicable deferred sales charge. The price of each class of the Fund’s shares is based on the Fund’s net asset value, or NAV, which is calculated as of the close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open for trading. The days that the NYSE is closed are listed in the SAI.

To determine NAV, the Fund values its assets at current market values, or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board of Trustees. The net asset value per share of each share class is computed by dividing the total value of the assets of the Fund attributable to that share class, less the liabilities attributable to that share class, by the total number of the Fund’s outstanding shares in that share class.

Your purchase or redemption order will be determined based on the NAV per share of the applicable share class next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by (i) the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or (ii) close of the NYSE, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

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The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Fund, if applicable, uses market quotations to value securities issued by U.S. companies. In certain cases, the Fund may use fair value methods approved by the Board each day that the NYSE is open for trading. As a result, the Fund’s value for a security is likely to be different from quoted market prices.

U.S. Government and agency securities are valued at the mean between the bid and asked prices.  Other fixed income securities are valued by using market quotations or a matrix method provided by independent, third-party pricing agents (if available). If such prices are not available from an independent, third-party pricing service, the quotations will be obtained from the Investment Manager and the securities will be valued at the mean between the bid and the offer.  Fixed income securities having a maturity of less than sixty days are valued at their amortized cost which approximates market value.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity.

Securities for which market quotations are not readily available (including securities for which the Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, Mirae Asset USA believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the Investment Manager to determine the fair value of a security and/or may provide such information to the Investment Manager in connection with the Investment Manager’s fair value determination.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining fair value. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Because the Fund invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you are unable to buy or sell Fund shares. This is because many of the non-U.S. markets are open on days or at times when the Fund does not price its shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund may make two kinds of distributions to shareholders – net investment income and net realized capital gains. The Fund declares and distributes net investment income monthly. The Fund also declares and distributes any net realized capital gains at least annually. The Fund may make additional distributions as may be necessary to meet applicable regulatory requirements.

Your distributions will be reinvested automatically in additional shares of the Fund without sales charge, unless you select a different distribution option as set forth below.

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Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify the Transfer Agent or by contacting the Transfer Agent services directly:

•

Dividend and capital gain distributions reinvested in additional shares of the Fund (this option will be assigned if no other option is specified);

•

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the Fund;

•

Dividend and capital gain distributions in cash; or

•

Dividend and capital gain distributions reinvested in additional shares of another Mirae Asset Mutual Fund of your choice.  Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares.

Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must, among other requirements, distribute to its shareholders virtually all of its net earnings. The Fund can earn money in two ways:  by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. The Fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.

The tax treatment of the Fund’s distributions to you depends on the nature of the Fund’s income from which the distribution is paid. Dividends paid from the Fund’s investment income, including interest income, or from its net short-term capital gain generally are taxed at ordinary income rates; however, dividends paid from the Fund’s “qualified dividend income,” if any, and distributions of net long-term capital gain are currently eligible for taxation at a reduced rate when received by shareholders that are not corporations. The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Chinese source dividends and interest that are paid to the Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions. If more than 50% of the Fund’s assets are invested in stocks and securities of foreign corporations at the end of the fiscal year, the Fund may make an election under the Internal Revenue Code to allow shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Fund.

Unless you are investing through an IRA or other tax-advantaged account, buying and selling Fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of the Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The Fund will send you detailed tax information at the end of each calendar year.  These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and sales of shares.  In addition, the Fund is required by law to provide you and the Internal Revenue Service (“IRS”) with cost basis information on the sale or redemption of any of your shares in the Fund (including any shares that you acquire through the reinvestment of distributions).  This requirement will not apply to investments through an IRA or other tax-advantaged account.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.

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By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or have provided an incorrect number. If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will generally be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

You are encouraged to consult with your own tax advisor regarding the possible effects of recent legislation on your investment in the Fund.

If you invest right before the Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind.  If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay, in lieu of cash, the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts.  The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions.  The Fund is open for business each day the NYSE is open for trading. The Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Fund’s normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

Transactions Initiated by Telephone or Electronically.  Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Fund recommends the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions.  When you ask us to send or receive a wire, please note that while the Fund does not currently charge a fee to receive wires, it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Fund can only send wires of $5,000 or more and accept wires of $1,000 or more.

http://investments.miraeasset.us                              29                              Mirae Asset Discovery Funds

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders.  Purchases and exchanges should be made for investment purposes only. The Fund does not accept cash or cash equivalents (such as money orders, cashier’s checks, bankdrafts or traveler’s checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Fund reserves the right to prohibit other forms of payment. The Anti-Money Laundering Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Fund’s Anti-Money Laundering Program and the intent of applicable anti-money laundering laws. The Fund reserves the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Mirae Asset Mutual Fund and to purchase shares of another Mirae Asset Mutual Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchase and Redemption of Shares.  The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders.

The Board has considered and evaluated the risks of short-term trading activities by the Fund’s shareholder and has adopted policies and procedures that seek to discourage and not accommodate short-term trading and other excessive trading practices. The Board has determined that the imposition of a redemption fee on the exchange and redemption of shares is unnecessary and that the Trust’s fair valuation policies and procedures (which may reduce arbitrage opportunities available to short-term traders), as well as the Investment Manager’s periodic review of shareholder trading activity, among other things, serve as a sufficient deterrent to short-term trading. The Fund reserves the right to institute a redemption fee at any time.

The Fund has a number of features in place intended to eliminate the possibility, or reduce the impact of any intentional short-term trading in the Fund. The Investment Manager monitors sales and redemptions daily through a sales reporting program and has developed additional reports to monitor any short-term trading in the Fund.  Any suspicious activity is investigated. Shares purchased through reinvested dividends or capital gains, as well as redemption of shares from accounts, such as asset allocation programs that offer automatic re-balancing, wrap-fee accounts, or similar types of accounts or programs, and certain types of retirement accounts that provide default investment options are viewed as not having market-timing implications and will not be monitored or flagged for investigation. In addition, the Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemptions. The Fund also maintains a credit facility with Citibank, N.A. that can further limit the disruption from redemptions on portfolio management strategies and the potential impact on other shareholders.

Because the Fund may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect short-term trading.  However, the Fund’s distribution agreements with its intermediaries provide the Fund management with the ability to identify investors whose trading practices violate the Fund’s restrictions on short-term trading. The vast majority of omnibus accounts in the Fund are fully disclosed or are otherwise coded to identify individual underlying accounts so that the Investment Manager can block them from further purchases if necessary. Where omnibus accounts are not fully disclosed or identified, the Fund’s agreements with its intermediaries allow management to request additional information when necessary to identify potential short-term traders.

Reinstatement Privilege.  You may decide to reinstate the shares that you have redeemed within the past 90 days. You must send a letter to the Transfer Agent stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested in the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Unclaimed Accounts.  Under certain circumstances, a shareholder’s shares in the Fund may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

http://investments.miraeasset.us                              30                              Mirae Asset Discovery Funds

ADDITIONAL INFORMATION

Fund Rights

You should be aware that the Fund may do any of the following:

•

Withhold federal income tax on your distributions if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

•

Close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Fund will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

•

Reject a new account application if you do not provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

•

Pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally will not make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1.00% of the value of the Fund’s net assets, whichever is less.

•

Change, add or withdraw various services, fees and account policies.

Foreign Investors

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons), other than from affiliates of Mirae Asset USA. Where the Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Fund has instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the United States for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you:  When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.  Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.  However, the Fund reserves the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

http://investments.miraeasset.us                              31                              Mirae Asset Discovery Funds

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Trust has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Investment Manager, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Delivery of Shareholder Documents

The Trust delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

http://investments.miraeasset.us                              32                              Mirae Asset Discovery Funds

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help investors understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Fund, assuming reinvestment of all dividends and distributions. The Fund’s financial statements as of April 30, 2015, audited by Ernst & Young LLP, and together with the report thereon of Ernst & Young LLP, are included in the Trust’s annual report and are hereby incorporated by reference into this Prospectus. The annual report is available upon request and without charge by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Global Dynamic Bond Fund
Class A
Year Ended April 30, 2015	$10.18	0.23	(d)	0.16	0.39	(0.20)	—	(0.01)	(0.21)	$10.36	3.87%	1.15%		2.25%	5.17%	$573	106%
Year Ended April 30, 2014	$10.50	0.23	(d)	(0.28)	(0.05)	(0.19)	(0.08)	—	(0.27)	$10.18	(0.43)%	1.15%		2.28%	5.80%	$552	137%
Year Ended April 30, 2013	$9.98	0.25	(d)	0.49	0.74	(0.20)	(0.02)	—	(0.22)	$10.50	7.44%	1.18%	(e)	2.40%	6.33%	$538	128%
February 29, 2012(f) through April 30, 2012	$10.00	0.04		(0.03)	0.01	(0.03)	—	—	(0.03)	$9.98	0.09%	1.25%		2.22%	8.32%	$500	18%

Class C
Year Ended April 30, 2015	$10.15	0.15	(d)	0.16	0.31	(0.13)	—	(0.01)	(0.14)	$10.32	3.11%	1.90%		1.50%	5.65%	$617	106%
Year Ended April 30, 2014	$10.48	0.15	(d)	(0.28)	(0.13)	(0.12)	(0.08)	—	(0.20)	$10.15	(1.21)%	1.90%		1.53%	6.41%	$568	137%
Year Ended April 30, 2013	$9.98	0.17	(d)	0.49	0.66	(0.14)	(0.02)	—	(0.16)	$10.48	6.62%	1.93%	(e)	1.65%	7.05%	$566	128%
February 29, 2012(f) through April 30, 2012	$10.00	0.03		(0.03)	—	(0.02)	—	—	(0.02)	$9.98	(0.01)%	2.00%		1.47%	9.08%	$500	18%

Class I
Year Ended April 30, 2015	$10.18	0.26	(d)	0.16	0.42	(0.22)	—	(0.01)	(0.23)	$10.37	4.20%	0.90%		2.49%	2.00%	$10,865	106%
Year Ended April 30, 2014	$10.51	0.25	(d)	(0.29)	(0.04)	(0.21)	(0.08)	—	(0.29)	$10.18	(0.28)%	0.90%		2.52%	2.42%	$11,944	137%
Year Ended April 30, 2013	$9.98	0.27	(d)	0.50	0.77	(0.22)	(0.02)	—	(0.24)	$10.51	7.74%	0.93%	(e)	2.64%	2.88%	$13,124	128%
February 29, 2012(f) through April 30, 2012	$10.00	0.04		(0.03)	0.01	(0.03)	—	—	(0.03)	$9.98	0.13%	1.00%		2.47%	4.82%	$10,006	18%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.
(f)	Commencement of operations.

http://investments.miraeasset.us                              33                              Mirae Asset Discovery Funds

TO GET MORE INFORMATION

Shareholder Reports.  Additional information about the Fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”).  This tells you more about the Fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Fund’s most recent annual and semi-annual reports and SAI are available, free of charge, upon request, by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us. Shareholders may call 1-888-335-3417 to request other information about the Fund and to make shareholder inquiries.  Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

To Make Investments	SEC
Mirae Asset Discovery Funds	Public Reference Station
P.O. Box 183165	100 F Street, N.E.
Columbus, Ohio 43218-3165	Washington, D.C. 20549
http://investments.miraeasset.us	www.sec.gov
1-888-335-3417	1-202-551-8090

Distributed by:

Funds Distributor, LLC

SEC Investment Company Act File Number:

Mirae Asset Discovery Funds  811-22406

Mirae Asset Global Investments (USA) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019

http://investments.miraeasset.us                              34                              Mirae Asset Discovery Funds

STATEMENT OF ADDITIONAL INFORMATION

MIRAE ASSET DISCOVERY FUNDS

Emerging Markets Fund

Asia Fund

Emerging Markets Great Consumer Fund

Asia Great Consumer Fund

Global Great Consumer Fund

Global Dynamic Bond Fund

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that consists of seven series. This Statement of Additional Information (“SAI”) includes information about the Class A, Class C and Class I Shares of the following series of the Trust - Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund,  Asia Great Consumer Fund, Global Great Consumer Fund and Global Dynamic Bond Fund (each a “Fund” and collectively the “Funds”).

This SAI is not a prospectus and should be read in conjunction with the prospectus of the applicable Fund, dated August 28, 2015, as amended from time to time (the “Prospectus”).  A copy of the Prospectus may be obtained without charge by calling the Trust toll-free at 1-888-335-3418 or by visiting the Trust’s website at http://investments.miraeasset.us.

The Funds’ audited financial statements and related report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended April 30, 2015 are incorporated by reference into this Statement of Additional Information. No other part of the annual report is incorporated by reference herein. The Funds’ annual report is available, free of charge, by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us.

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Class A	MALGX	MALAX	MECGX	MGCEX	MGUAX	MAGDX
Class C	MCLGX	MCLAX	MCCGX	MGCCX	MGUCX	MCGDX
Class I	MILGX	MILAX	MICGX	MGCIX	MGUIX	MDBIX

Statement of Additional Information, dated August 28, 2015

-i-

MIRAE ASSET DISCOVERY FUNDS

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that continually offers and redeems its shares. The Trust was organized as a Delaware statutory trust on April 7, 2010. Currently, the Trust consists of seven series. This Statement of Additional Information includes information about the following series of the Trust: Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund (“EM Great Consumer Fund”), Asia Great Consumer Fund, Global Great Consumer Fund and Global Dynamic Bond Fund.  Each may be referred to individually as a “Fund” and collectively as the “Funds.”

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).  To be diversified, at least 75% of the value of a Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Each Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M.  See “Taxes.”

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Each Fund’s fundamental investment limitations as listed below cannot be changed without approval by a “majority of the outstanding voting securities” of the applicable Fund.  Under the 1940 Act, “a majority of the outstanding voting securities” of a Fund is the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund.

Each Fund has adopted the following fundamental investment limitations, set forth below in their entirety.  Each Fund may not:

(a)

Borrow money, except that (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33⅓% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(b)

Issue senior securities to the extent such issuance would violate applicable law.

(c)

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(d)

Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(e)

Purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(f)

Make loans to other persons except by (i) lending portfolio securities, (ii) entering into repurchase agreements and (iii) acquiring debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies.

(g)

Invest more than 25% of its total assets in securities of companies within a single industry, provided that there is no limitation with respect to securities issued or guaranteed by the U.S. Government or any agencies or instrumentalities.

Additionally, as a fundamental investment policy, each Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Therefore, each Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations.

Notwithstanding fundamental investment limitation (a) above, applicable law currently prohibits the Funds from purchasing securities on margin. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. Notwithstanding fundamental investment limitation (g) above, each Fund may invest a substantial amount of its assets (more than 25%) in issuers located in a single country or a limited number of countries.

The Trust, on behalf of each Fund, has also adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

1.

Purchase securities for the purpose of exercising control or management.

2.

Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.

Lend portfolio securities in an amount greater than 33⅓% (the Fund may set a lower percentage with a securities lending agent) of its total assets.

4.

Purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets. In the event that illiquid securities represent more than 15% of the value of the Fund’s assets, the Fund’s Investment Manager (as defined below) will consider corrective action necessary to maintain a level of portfolio liquidity that is appropriate under the circumstances.

INVESTMENT STRATEGIES AND RISKS

The following pages contain more detailed information about types of instruments in which the Funds may invest, strategies each Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), and, if applicable, sub-manager, Mirae Asset Global Investments (Hong Kong) Ltd., may employ in pursuit of the Fund’s investment objectives, and the related risks of such instruments and strategies.  A Fund’s Investment Manager may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its goal.  References herein to a Fund’s “Investment Manager” shall mean Mirae Asset USA and such Fund’s sub-manager, if applicable.

Asset-Backed Securities (Global Dynamic Bond Fund)

Global Dynamic Bond Fund may invest in asset-backed securities.   Asset-backed securities are secured by and payable from various assets involving installment loan contracts, such as auto loans, home equity loans, leases of various types of property, or revolving credit arrangements, such as credit cards. The value of the asset-backed securities is largely determined by the market’s perception of the assets backing the securities, the credit quality of the underlying assets, whether the assets are bankruptcy-remote from the originators and other affiliated entities, and the amount and quality of any credit enhancement of the securities. Some asset-backed securities are “pass-through” securities, which means that monthly payments, including both principal and interest payments, made by the obligor of the underlying assets are passed through to the Fund.

Credit enhancements for asset-backed securities are generally added to enhance the security’s liquidity or to minimize the losses from defaults of the underlying assets. For example, the servicer of the loans of the underlying assets may provide advances to ensure the timely receipt of payments due on the underlying pool. Guarantees, insurance policies or letters of credit from the originator or third parties may also reduce losses that may result from defaults of the underlying assets. Certain credit support may exist inherently in the structure of the transaction. Some transactions may include different classes of securities with one or more classes subordinate to the other classes, which means that the payment of interest and principal on those subordinated classes of securities will only occur after the payment of interest and principal of more senior classes of securities. Thus, this will allow the subordinated classes to first bear the losses from the defaults on the underlying assets, ensuring the higher credit quality of the senior classes. Some transactions will be over collateralized, which means that the overall principal of the underlying assets exceeds that required to make payments on the securities and pay other fees. Some may include a mandatory reserve fund to absorb temporary losses and to increase the probability of timely payments to the holders of the securities.

Security interests on certain assets are inherently difficult to enforce in case of defaults, and the enforcement of security interests may result in more fees, and less than full amount due on the loans of the underlying assets. Some assets, such as credit card receivables, are generally unsecured. Some states also have credit laws that give debtors the right to set off a certain amount of the outstanding balance, which may negatively affect the yield or the value of related asset backed securities. Another risk is that the market perception of the underlying asset or adverse market events affecting the particular asset will drive down the value of that asset and decrease the recovery amount once the obligor defaults. In some cases, if the market of the underlying asset becomes too weak, the default rates may increase as certain obligors decide to “walk away” from the asset with declining value than to make full interest and principal payments. Other factors, such as depreciation and damage of the asset or application of bankruptcy and insolvency laws, may increase the difficulty and the costs of enforcing the security interests, while reducing the amount that can be recovered.

Asset-backed securities are especially prone to prepayment and extension risk. Prepayment risk is the risk that, as interest rates decrease, certain obligations will be paid off by the obligor more quickly than anticipated. When interest rates fall, borrowers are motivated to pay off debt and refinance at new lower rates. When principal is returned early, future interest payments will not be paid on that part of the principal. In addition, the prepayment of an obligation may cause the Fund to invest the proceeds in securities with potentially lower returns. Extension risk is the risk that, as interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated. This may cause the value of such securities to fall. Additionally, this may prevent the Fund from investing in securities with potentially higher returns. Thus, asset-backed securities may have less potential for capital appreciation when interest rate decreases, and may not be a viable instrument for the Fund to lock in long-term interest rates.

Generally, the market for privately issued asset-backed securities is smaller and less liquid than the market for government sponsored securities such as mortgage-backed securities sponsored by various federal housing agencies.

Borrowing (All Funds)

Each Fund may borrow from banks.  Except as otherwise provided in this SAI, each Fund may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.  If a Fund borrows money, the borrowing may magnify increases and decreases in the share price until such borrowing is paid off.  If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Leverage may exaggerate the effect of any increase or decrease in the value of portfolio securities on the interest and other costs, which may or not exceed the income or gains received from the securities purchased with borrowed funds. Additionally, borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.

Cash Management (All Funds)

Each Fund can hold uninvested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 (money market fund) permitted assets).  Generally, these securities offer less potential for gains than other types of securities.

Common Stock (All Funds)

Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities (Global Dynamic Bond Fund)

Convertible securities may be converted within a specified period of time into a certain amount of common stocks, preferred stocks, or other securities of the same or a different issuer. The conversion may occur at the option of the investor or issuer of the security or upon a predetermined event. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Additionally, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Although convertible securities provide for a stable stream of income with generally higher yields than common stocks, there can be no guarantee of current income because the issuers of the convertible securities may default on their obligations. A convertible security provides fixed income and offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

In addition, the Fund may invest in “synthetic convertible securities,” which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. The market value of a synthetic convertible is generally based on the combined value of its fixed-income component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Corporate Debt Securities (Global Dynamic Bond Fund)

Corporate debt securities are debt obligations issued by private corporations. Corporate debt securities generally have higher interest rate payments and risks than sovereign debt obligations. Corporate debt securities may be secured or unsecured. Debentures and commercial papers are examples of corporate debt securities that are backed only by the creditworthiness of the borrower without any collateral. If the Fund acquires foreign corporate debt securities, the return may be linked to the exchange rates between the U.S. dollar and a foreign currency or currencies that the securities are denominated or traded in.

Corporate debt securities may be investment grade or high yield depending on their credit risk.  For information, please also see “High Yield Securities (Junk Bonds)” and “Investment Grade Debt Obligations” below.

Cybersecurity and Disaster Recovery Risks ( All Fund s)

Information and technology systems relied upon by the Funds, the Investment Manager, the sub-manager, the Funds’ service providers (including, but not limited to, Fund accountants, custodian, transfer agent, administrator, distributor and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Investment Manager has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Investment Manager, the sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), impact a Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Funds, the Investment Manager and sub-manager, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Debt Obligations (Global Dynamic Bond Fund)

A debt obligation is a loan by the purchasers of the obligation to the issuer of the obligation. Generally, a debt obligation has a set interest and principal payments scheduled over a predetermined time period.  The length of the repayment schedule will vary according to the type of the debt obligation. Commercial paper is a short-term loan to a corporation with a maturity date of up to 270 days. A bill is a short-term debt obligation, generally with a maturity of two years or less. Bonds and notes are long-term debt obligations, generally with a maturity of more than two years. A debt obligation is usually more senior in a corporate capital structure over an equity obligation. A debt obligation may be secured or unsecured. A debenture and commercial paper are examples of unsecured debt obligations that are backed only by the creditworthiness of the borrower without any collateral.

 A debt obligation is generally subject to credit, interest rate, and prepayment risks. Credit risk is the risk that the issuer of a debt obligation may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Interest rate risk is the risk of the value of a debt obligation decreasing due to changes in interest rates. The value of a debt obligation will generally decrease when the interest rates increase, and the value of a debt obligation will generally increase when the interest rates decrease. Debt obligations with longer maturities tend to be more sensitive to changes in interest rates.

Prepayment risk is the risk that, as interest rates decrease, a debt obligation will be paid off by the obligor more quickly than anticipated.  When interest rates fall, borrowers are motivated to pay off debt and refinance at the new lower rates.   When principal is returned early, future interest payments will not be paid on that part of the principal.  In addition, the prepayment of an obligation may cause the Fund to invest the proceeds in securities with potentially lower returns.  Extension risk is the risk that, as interest rates rise, a debt obligation will be paid off by the obligor more slowly than anticipated.  This may cause the value of such securities to fall.  Additionally, this may prevent the Fund from investing in securities with potentially higher returns. Asset backed securities, including mortgage backed securities, are especially prone to prepayment and extension risks.

In addition, a debt obligation, like all other investments, may be subject to liquidity and market risks depending on the terms and the characteristics of the obligation.

For information, please also see “High Yield Securities” and “Investment Grade Debt Obligations” below.

Depositary Receipts (Emerging Markets Fund, Asia Fund, EM Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund)

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Derivative Instruments (All Funds)

Derivative instruments are financial instruments that derive their value from another instrument, security, index,  currency or other asset.  Each Fund may use derivatives for hedging purposes or to enhance return (which may be considered speculative since the Fund is primarily seeking to achieve gains, not offset the risk of other positions). A Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest. A Fund incurs costs in opening and closing derivatives positions.  Each Fund, except for Global Dynamic Bond Fund, does not intend to invest more than 5% of its assets in derivative instruments.

Dodd-Frank Wall Street Reform and Consumer Protection Act. (All Funds).  The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter (“OTC”) derivatives markets for the first time.  Dodd-Frank authorizes the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) to mandate that a substantial portion of swaps (regulated by the CFTC) and security-based swaps (regulated by the SEC) (collectively “swaps”) must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain swaps must be cleared and traded on a regulated exchange and will impose these requirements on additional swaps in the future).  Swap trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC.  Clearinghouse members typically demand the unilateral ability to increase a Fund’s collateral requirements for cleared trades beyond any regulatory and clearinghouse minimums.  The SEC, CFTC and federal banking regulators have proposed (but not finalized) margin requirements on non-cleared derivatives entered into with derivatives dealers and new requirements will apply to the holding of customer collateral by derivatives dealers.  These requirements may increase the amount of collateral a Fund is required to provide and the costs associated with providing it.  Clearing members are also required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank.  This has and will continue to increase clearing members’ and derivative dealers’ costs, and these increased costs are generally passed through to other market participants in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

With respect to cleared derivatives, a Fund will not face a clearinghouse directly but rather clear through a CFTC or SEC registered clearing member that is authorized to clear customer positions.  A Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member.  Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis to be executed through a regulated platform, such as a securities or futures exchange or an execution facility for swaps.  Certain CFTC-regulated derivatives trades are already subject to these rules and the CFTC expects to subject additional derivative trades to such trade execution rules in the future.  The SEC has not indicated when they will require or impose clearing or trade execution requirements on the derivatives trades that they regulate.  Such requirements may make it more difficult and costly for investment funds, including each Fund, to enter into highly tailored or customized transactions.  They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  If a Fund decides to become a member of one or more of these platforms, the Fund would be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC.  Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, limitations on conflicts of interest, and other regulatory requirements.  These requirements increase the overall costs for OTC derivative dealers, which costs may be passed along to market participants as market changes continue to be implemented.  The overall impact of Dodd-Frank on each Fund remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.  In addition, Dodd-Frank imposes requirements that are applicable to all market participants such as the clearing and platform execution requirements discussed above, reporting and recordkeeping requirements, and other requirements such as position limits.

To the extent a Fund uses derivative instruments that are not regulated by the CFTC or the SEC, the Fund’s use of such derivative instruments may be subject to regulation and oversight by regulators in other jurisdictions. Compliance with regulations in these jurisdictions may cause the Fund to incur additional costs.

Hedging (All Funds).  A Fund may use derivatives to offset the risks associated with other Fund holdings.  This strategy is known as hedging. Losses on the other Fund securities may be reduced by gains on a derivative that responds in an opposite manner to market movements. Although hedging can reduce losses impacting a Fund, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a cleared derivative. Other risks that hedging may involve are the risk of losses resulting from interest rate, spread or other market movements not anticipated by a Fund’s Investment Manager, and, possibly, the obligation to meet additional margin or other payment requirements, all of which could worsen the Fund’s position. To the extent that any hedging strategy involves the use of OTC derivatives transaction, such a strategy would be affected by the implementation of the various regulations adopted pursuant to Dodd-Frank.   There can be no guarantee that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.

A Fund may use derivative instruments and trading strategies, including the following:

Options (All Funds).  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying assets, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option may realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer may suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying asset at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall and there is no limit on potential losses.  Through receipt of the option premium, a call writer mitigates the effects of a price increase.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer is exposed to the risk of security price increases.

There is no assurance that a liquid market will exist for any particular options contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, a Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying asset, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as “OTC options”) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a higher price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly.  Each Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  Each Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures (All Funds).  A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price (except that some futures contracts are cash settled). No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value, or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options or contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.

Global Dynamic Bond Fund may also enter into swap options. A swap option is a contract that gives the purchaser the right to enter into a new swap agreement, or modify the existing swap in return for a premium.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of a Fund’s Investment Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.   In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities.  Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options as well as swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function.  In response to this expansion of its authority, in 2013, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on  28  energy, metals and agricultural futures contracts as well as economically equivalent swaps.  Those proposed speculative position limits are not yet finalized. If the CFTC adopts these proposed position limits , the counterparties with which a Fund deals may further limit the size or duration of positions available to the Fund.  All accounts owned or managed by the Investment Manager are likely to be combined for speculative position limit purposes.  A Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits.  Any such liquidation or limited implementation could result in substantial costs to a Fund.

The derivatives in which the Funds may invest have become subject to comprehensive statutes  and regulations.  In the event that a Fund's investments in derivative instruments regulated under the Commodity Exchange Act (“CEA”), including futures, swaps and options, exceeds a certain threshold, the Investment Manager may be required to register as a "commodity pool operator."  In addition, the Investment Manager may be required to register as a "commodity trading advisor".  In the event the Investment Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.  However, the Trust has filed a notice of eligibility claiming an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the CEA with respect to each Fund.  Each Fund currently intends to operate in a manner that would permit it to continue to claim an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the CEA.

Currency forward/futures (Global Dynamic Bond Fund). A currency forward contract is a financial contract to trade a specific foreign currency at an agreed exchange rate at a future date. The contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency forward contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. A currency futures contract may serve a similar function as a currency forward contract except that it is generally a standard binding agreement and may be traded on U.S. and non-U.S. exchanges. (See the above section on futures).

Successful utilization of a currency forward contract will depend on the Investment Manager’s accurate forecast of currency exchange rate movements. However, foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economical conditions of certain countries, changes in investors’ risk appetites, and changes in the policies of central banks or supranational entities such as the International Monetary Fund. If exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transaction, or it could even suffer losses.

A currency forward contract also has similar risks to the risks of other general derivatives including (a) imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, specifically fluctuation in exchange rates, which are potentially unlimited; (d) the inability of the Investment Manager to correctly predict the direction of currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Dodd-Frank includes certain foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be  regulated by the CFTC.  A limited category of foreign exchange transactions were excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the Treasury and therefore that category of  foreign exchange swaps and foreign exchange forwards  as well as bona fide spot foreign exchange transactions are  not subject to full regulation by the CFTC (including the clearing and platform execution mandates).  Therefore, the Fund will not receive any benefit of CFTC regulation of its trading activities in excluded foreign exchange swaps and forward transactions.

Swap agreements (Global Dynamic Bond Fund). In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular investment  instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors.   The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement not cleared through a central authority will be collateralized on a mark-to-market basis by segregated liquid, unencumbered assets.

As a result of rules adopted by the CFTC in 2012, certain standardized swaps are currently subject to mandatory central clearing. With respect to swaps cleared through a central counterparty, the Fund will be subject to daily “variation” and “initial” margin requirements set by the central clearing counterparty and the Fund’s clearing member.  Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of a clearinghouse with the clearinghouse serving as a central counterparty similar to transaction s in futures contracts. The Fund posts initial and variation margin by posting collateral with its clearing member FCMs. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required by a clearing member from the Fund may be in excess of the amounts required to be posted by the Fund pursuant to the rules of the central clearinghouse and in excess of the collateral required to be posted by the Fund to support its obligations under a similar non-cleared bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could affect this comparison.

The SEC and the CFTC under Dodd-Frank also have the authority to require most liquid swaps, under their respective jurisdiction, to be traded and executed on trading facilities. The CFTC has already subjected certain kinds of swaps to this platform execution requirement and it is expected that additional swaps will become subject to this requirement in the future. It is not yet clear when the parallel SEC requirements will go into effect. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

CFTC rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on the Fund, and the safeguards established to protect anonymity may not function as expected.

Whether the Fund’s use of swap agreements or options on swap agreements (“swaptions”) will be successful in furthering its investment objectives will depend on the Investment Manager’s or sub-manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes the counterparty to each party to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearinghouse for performance of financial obligations. However, there can be no assurance that the clearinghouse, or its members, will satisfy its obligations to the Fund. Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Interest rate swaps, caps, floors, and collars (Global Dynamic Bond Fund). An interest rate swap is a contract between two parties to exchange cash flows based on one or more interest rates. Generally, one party’s interest rate is fixed while the other party’s interest rate floats with respect to a designated interest rate benchmark, such as the London Interbank Offered Rates (LIBOR) or prime rate. Each party’s interest payment is calculated based on a specified notional amount of money, and they exchange payments (or net payments)  based on the application of the designated interest rates to the specified notional amount during the period specified by the swap contract. Other forms of swap agreements include interest caps, which allows the party to receive payments on a notional amount to the extent that interest rates exceed a specified rate, and interest floors,  which allows the party to receive payments on a notional amount to the extent that interest rates fall below a specified rate.

An interest rate swap can be used to hedge against interest rate risks of certain securities or to enhance their returns. For example, if the Fund holds a security with an interest rate that is fixed for a year, and the Fund believes that interest rates are likely to increase above the fixed rate, the Fund may use an interest rate swap to enhance its return. In this case, the Fund should enter into a swap agreement with another counterparty, with the Fund offering fixed interest payments on the notional amount (the principal of the security) in exchange for floating interest payments on the notional amount. Although such a swap will increase the Fund’s yield if the interest rate increases above the specified rate, it will decrease the Fund’s yield if the interest rate decreases below the fixed rate of the security.  Furthermore, should the issuer of the security default on its interest payments, the Fund would nevertheless be obligated to continue making fixed interest payments.

The Fund may also purchase and write interest rate caps, floors and collars, which are OTC options.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.  A party may use an interest collar to limit its exposure to interest rate volatility in either direction.

Credit default swaps (Global Dynamic Bond Fund). A credit default swap is a contract designed to transfer a notional credit exposure of the buyer of the protection to the seller of the protection in exchange for a stream of payments over the terms of the agreement. In a typical credit default swap, the parties will determine a specific underlying reference debt obligation and a credit event, which generally means bankruptcy, failure to timely pay interest or principal, acceleration or restructuring of the obligation. Then, if a credit event occurs with respect to the reference debt obligation, then the seller will usually pay the buyer the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver the reference debt obligation. If no credit event occurs with respect to the reference debt obligation, then the buyer would lose the amount of its payments.

The Fund may buy a credit default swap to attempt to hedge against the possibility of a credit event of its securities or sell a credit default swap to gain exposure to the specific reference debt obligation without directly purchasing it. A credit default swap involves greater risks than if the Fund had invested in the reference obligation directly because it is subject to credit risk, and liquidity risk. Moreover, selling a credit default swap could effectively add leverage to the Fund’s portfolio because in addition to its total assets, it may have to pay a substantial amount if the credit event occurs.

The creation of the ISDA Credit Derivatives Determination Committee (the “Determination Committee”) is intended to reduce uncertainty around the settlement of credit default swaps following a credit event, and to create uniformity across the market, although it is possible that the Determination Committee will not be able to reach a resolution or do so on a timely basis.  In addition, market-wide cash settlement protocols applicable to all market-standard credit default swaps are intended to reduce settlement risk by providing that the Determinations Committee both establish an auction to determine a settlement price and identify the deliverable securities for purposes of the auction, although the Determinations Committee may in certain limited circumstances refrain from doing so.

Credit-linked securities (Global Dynamic Bond Fund). The Fund many invest in credit-linked securities.  Credit-linked securities are issued by a limited purpose trust or other similar vehicle that, in turn, invests in a derivative instrument to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. An investment in credit-linked securities is similar to an investment in a bond because such an investment represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked security. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Risk factors involving derivatives (All Funds).  Derivatives are volatile and involve significant risks, including:

Credit Risk — The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes the counterparty to each party to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearinghouse for performance of financial obligations. However, there can be no assurance that the clearinghouse, or its members, will satisfy their obligations to a Fund.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty — The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each FCM to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and futures and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, for both cleared swaps and futures and options contracts, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer.

With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of a clearing member at the clearing organization to satisfy payment obligations to the clearing organization of a defaulting customer of the clearing member that also defaults on its payment obligations to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent a Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).

The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional risk factors of OTC transactions; Limitations on the use of OTC derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to exit its position at an acceptable price.  It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, that exceed the amount originally invested by the Fund.  When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).

Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional risk factors of OTC transactions; Limitations on the use of OTC derivatives (All Funds).  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund to exit its position  promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for its position.  To reduce these liquidity risks, a Fund will acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

To the extent that a Fund has unrealized gains in OTC derivatives or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.  A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets on the basis of clearing such transactions through a central counterparty (if such clearing is mandatory or otherwise available), or otherwise on a bilateral, uncleared, basis only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Foreign Securities (All Funds)

Each Fund will invest in foreign securities, including securities from issuers located in emerging markets countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States, in addition to the risks inherent in investments in the United States.  These risks can increase the chances that a Fund will lose money.

Certain foreign market economies may rely heavily on particular industries or foreign capital and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Foreign investments also involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing, including through the imposition of punitive taxes, in their capital markets or in certain industries. These actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Additional foreign market risks include those relating to exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Investors in certain foreign countries may have limited legal remedies. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments. Dividends or interest on, or proceeds from the sale of, foreign securities may also be subject to foreign withholding taxes.

Investments in foreign securities may result in currency risk. Foreign securities generally are denominated and pay dividends or interest in foreign currencies.  Therefore, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws that protect investors similar to the protections provided by U.S. securities laws. Accounting standards in other countries are not necessarily the same as in the United States, and if the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s Investment Manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities.

A Fund generally holds its foreign securities and cash in foreign banks and securities depositories, some of which may be recently organized or new to the foreign custody business. There may also be limited or no regulatory oversight over their operations. A Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt may be limited by the laws of certain countries. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. This may reduce a Fund’s returns on its investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. A Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks not typically generated by the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions, and these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Investments in emerging markets (All Funds). Each Fund may invest in the securities of issuers in emerging markets countries or investments that are tied economically to emerging markets countries.  Investments in global emerging markets can magnify the risks of foreign investing described above. Such investments also involve additional risks that do not generally apply to investments in securities of issuers in more developed capital markets. These risks include (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such an environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Several publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in emerging markets countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The 1940 Act restricts a Fund’s investment in other investment companies, which may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Investments in Asian countries (All Funds). In addition to the risks of foreign investing and the risks of investing in emerging markets, the emerging markets Asian countries in which a Fund may invest are subject to certain additional or specific risks. Emerging Markets Fund, Asia Fund, EM Great Consumer Fund and Asia Great Consumer Fund may make substantial investments in Asian countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. The markets of emerging markets Asian countries also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in Asian countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many Asian countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. The governments of many such countries have a substantial role in the regulation and supervision of the economy. The governments also exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions of these Asian countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of Asian countries, which are developing markets, may be less reliable than economic statistics of more developed nations.

Most Asian countries are developing markets and are heavily dependent upon international trade. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.  The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain developing Asian countries are especially large debtors to commercial banks and foreign governments.

The legal systems in certain developing markets in Asia also may have an adverse impact on a Fund. Similarly, the rights of investors of Asian companies in these developing markets may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market.

Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

There is a relative lack of publicly available information about Asian issuers.  Additionally, inflation accounting rules in some Asian countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for Asian companies in developing markets.

Certain developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. There can be no assurance that a Fund will be able to meet such restrictions, such as obtaining required governmental approvals, in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asian countries may have an adverse impact on the operations of a Fund. In certain countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. It is possible that re-registration may not occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Investments in China (All Funds).  The People’s Republic of China (“PRC”) has two stock exchanges: the Shanghai stock exchange and the Shenzhen stock exchange.  Securities listed on the Shanghai or Shenzhen stock exchanges are divided into two classes:  A shares, which are denominated in Renminbi (“RMB”) and mostly available for trading by domestic investors, and B shares, which are available for trading by both international and domestic investors.   The Funds may gain exposure to the Shanghai stock exchange by investing in A shares (see blow for additional information). The Funds may gain exposure to the Shanghai or Shenzhen stock exchanges by investing in B shares.  B shares which are listed on the Shenzhen stock exchange are denominated in Hong Kong dollars while B shares which are listed on the Shanghai stock exchange are denominated in U.S. dollars. In addition to B shares, the Funds may invest in H shares, Red Chip shares and shares of Hong Kong-domiciled companies and Macau-domiciled companies, all listed on the Hong Kong Stock Exchange, and shares of companies that conduct their business in China but are listed on overseas exchanges.

Hedging products available in the securities market of the PRC are less developed compared with such financial instruments available for hedging purposes in the United States. While the PRC has recently permitted the trading of stock index futures and securities lending activities, it is yet to be determined how these financial instruments and borrowing facilities will develop and impact the China financial market.

Investments in China A Shares (All Funds). The Funds may have access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect (“Stock Connect”) upon approval by the relevant regulatory authority. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”), with an aim to achieve mutual stock market access between the mainland China and Hong Kong.

Stock Connect comprises a Northbound Trading Link and a Southbound Trading Link. Hong Kong and overseas investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), may be able to place orders to trade eligible shares listed on SSE by routing orders to SSE.

Under Stock Connect, overseas investors, such as the Funds, may be allowed, subject to rules and regulations issued/amended from time to time, to trade certain China A Shares listed on the SSE (the “SSE Securities”) through the Northbound Trading Link. The eligible shares listed on the SSE will initially be the SSE 180 Index and SSE 380 Index, and all the SSE-listed China A Shares that are not included as constituent stocks of the relevant indices but which have corresponding H-Shares listed on SEHK, except (i) those SSE-listed shares which are not traded in RMB and (ii) those SSE-listed shares which are included in the “risk alert board.” The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time. Hong Kong and overseas investors may only trade and settle SSE Securities in RMB.

Risks associated with investing in China A shares through Stock Connect, include, but are not limited to, the following:

Quota Limitations Risk —Stock Connect is subject to both a daily quota and an “aggregate” quota measuring total purchases and sales of securities via Stock Connect. Buy orders and sell orders offset each other for purposes of the quota. If either the daily or aggregate quota is exceeded, further buy orders will be rejected, either until the next trading day (in the case of the daily quota) or until the next trading day when sufficient aggregate quota is available. These quotas are not particular to either the Funds, the Investment Manager or sub-manager, but apply to all market participants generally. If the Investment Manager or sub-manager is unable to purchase additional SSE Securities, their ability to implement the Funds’ respective investment strategies may be adversely affected.

Suspension Risk —Both SEHK and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and for managing risks prudently, which could adversely affect the relevant Funds’ ability to access the mainland China market.

Differences in Trading Day —Stock Connect only operates on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors cannot carry out any China A Share trading because it is not a day on which the Hong Kong market is open for trading. The Funds may be subject to a risk of price fluctuations in China A Shares during the time when Stock Connect is not trading as a result.

Clearing and Settlement and Custody Risks —The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for establishing the clearing links, and each of HKSCC and ChinaClear is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the CSRC. The possibility of ChinaClear defaulting is considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through Stock Connect are issued in scripless form.  As such, Hong Kong and overseas investors, such as the Funds, will not hold any physical China A Shares acquired through the Northbound Trading Link and should maintain their SSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for clearing securities listed or traded on SEHK (the “Central Clearing System”).

Operational Risk —Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. It should be appreciated that the securities regimes and legal systems of the China and Hong Kong markets differ significantly, and in order for the trial program to operate, market participants may need to address issues arising from the differences on an on-going basis. Further, the “connectivity” in the Stock Connect program requires routing orders across the border. This requires the development of new information technology systems on the part of the SEHK and exchange participants ( e.g. , the new order routing system to be set up by SEHK to which exchange participants need to connect). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Funds’ ability to access the China A Share market (and hence to pursue their investment strategy) may be adversely affected.

Recalling Risk and Trading Restrictions —A stock may be recalled from the scope of eligible SSE Securities for trading via Stock Connect for various reasons, and in such event, the stock can only be sold but will be restricted from being bought. The Investment Manager’s or sub-manager’s ability to implement the Funds’ investment strategies may be adversely affected.

Nominee Arrangements in Holding China A Shares —HKSCC is the “nominee holder” of the SSE Securities acquired by overseas investors, such as the relevant Funds, through Stock Connect. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the SSE Securities acquired through Stock Connect in accordance with applicable laws. However, the courts in China may find that a nominee or custodian, as the registered holder of the SSE Securities, has full ownership thereof. Even if the concept of beneficial owner is recognized under Chinese law, a Chinese court may find that those SSE Securities form part of the pool of assets of such nominee or custodian available for distribution to creditors of such nominee or custodian and/or that a beneficial owner has no rights whatsoever in respect thereof. Consequently, the Funds cannot ensure that the Funds’ ownership of SSE Securities or title thereto is assured in all circumstances.

Under the rules of the Central Clearing System, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE Securities in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, these Funds may suffer difficulties or delays in enforcing their rights in China A Shares.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Funds, or anyone acting on behalf of the Funds, will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that a Fund suffers losses resulting from the performance or insolvency of HKSCC.

Investor Compensation —Investments of a Fund through the Northbound Trading Link under Stock Connect will not be covered by Hong Kong’s Investor Compensation Fund (which was established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong), because such investments do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited. On the other hand, because such investments are carried out through securities brokers in Hong Kong and not mainland Chinese brokers, they are also not protected by the China Securities Investor Protection Fund in China.

Trading Costs —In addition to paying trading fees and stamp duties in connection with China A Share trading, the Funds may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers under Stock Connect, which are yet to be determined by the relevant authorities.

Currency Risk —The price of RMB may fluctuate. If a Fund holds a class of shares denominated in a local currency other than RMB, that Fund will be exposed to currency risk if the Fund needs to convert the local currency into RMB for investments in China A Shares via Stock Connect. Such Fund will also incur conversion costs.

Local Market Rules, Foreign Shareholding Restrictions and Disclosure Obligations —Under Stock Connect, China listed companies and trading of China A Shares are subject to market rules and disclosure requirements in the China stock market. Any changes in laws, regulations and policies of the China A Shares market or rules in relation to Stock Connect may affect share prices. There are also foreign shareholding restrictions and disclosure obligations that are applicable to China A Shares acquired via Stock Connect.

The Funds will be subject to restrictions on trading (including a restriction on retention of proceeds) in China A Shares as a result of its interest in the China A Shares. The Funds are solely responsible for compliance with all notifications, reports and relevant requirements in connection with their interests in China A Shares.

Under the current mainland China rules, once an investor holds more than 5% of the shares of a company listed on the SSE, the investor is required to disclose its interest within three working days during which time it cannot trade the shares of that company. The investor is also required to disclose any change in its shareholding and comply with related trading restrictions in accordance with the mainland China rules. According to existing mainland China practices, a Fund, as a beneficial owner of China A Shares traded via Stock Connect, cannot appoint proxies to attend shareholders’ meetings on its behalf.

Regulatory Risk —The CSRC Stock Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules, such as in liquidation proceedings of Chinese companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and to implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Funds which may invest in mainland China markets through Stock Connect may be adversely affected as a result of such changes.

High-Yield Securities (Junk Bonds) (Global Dynamic Bond Fund)

High-yield securities, commonly referred to as junk bonds, are non-investment grade securities that have speculative characteristics. They are usually unrated or have been rated by rating agencies, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), below their top four rating categories and are considered speculative with respect to the issuers’ ability to meet their financial obligations. Moreover, the rating assigned by a rating agency does not address market value risk, since it does not always reflect current conditions and events. High-yield securities also frequently have a redemption feature, which allows an issuer to repurchase the security. This increases prepayment risks, as the issuer may repurchase the security if the interest rates decreases and the Fund may have to invest the proceeds in bonds with lower yields.

High-yield securities generally have greater credit and liquidity risks than investment grade securities with similar maturities. Whereas high quality investment grade securities primarily fluctuate in their prices to the general level of interest rates, the changes in the prices of high-yield bonds tend to reflect individual corporate developments and the perceived changes in issuers’ credit-worthiness. For example, adverse publicity, investor perceptions, even if they are not based on fundamental analysis, may decrease the values and liquidity of these securities, especially in a thinly traded market.

Moreover, high-yield securities are more severely affected in cases of economic downturns or adverse market events because many of the issuers are already highly leveraged. The issuer’s ability to meet its financial obligations could quickly deteriorate as additional funding becomes unavailable, or the cost of financing becomes more expensive due to the widening interest rate spread. High-yield securities are also generally ranked junior to the issuer’s other senior obligations, which may increase the risk if the issuer defaults. Furthermore, the securities could become more illiquid as markets for the securities thin out, and hinder proper valuation of the securities. This could make it difficult for the Fund to dispose of the securities at an opportune time.

Illiquid Securities (All Funds)

Each Fund may invest up to 15% of its total assets in illiquid securities.  Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued.  Difficulty in selling securities may result in a loss or may be costly to a Fund.  Under the supervision of the Board of Trustees of the Trust (the “Board”), each Fund’s Investment Manager determines the liquidity of the Fund’s investments and, through reports from the Investment Manager, the Board monitors investments in illiquid securities.  In determining the liquidity of a Fund’s investments, various factors may be considered, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Initial Public Offerings (All Funds)

The Funds may purchase securities through initial public offerings (“IPOs”). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  The prices of securities sold in IPOs may be highly volatile and a Fund may only hold such securities for a short period of time. There is no guarantee that a Fund will be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  When a Fund is smaller in size, any gains or losses from IPO securities may have more impact on the Fund’s performance than when the Fund is larger in size. Although initial public offering investments may have a positive impact on the performance of a Fund, investors should not rely on past gains from initial public offerings as an indication of future performance. There can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in initial public offerings will have a positive impact on a Fund’s performance.

Investment in Other Investment Companies, including Exchange Traded Funds (All Funds)

Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by Mirae Asset USA and its affiliates), including money market funds and exchange traded funds (“ETFs”).  In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies.  In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company.  In some cases, a Fund may rely on orders from the SEC that permit such Fund to invest in certain ETFs beyond these percentage limits. Additionally, pursuant to the 1940 Act and the rules thereunder, and subject to certain conditions, these percentage limitations do not apply to investments in money market funds.  Each Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated and unaffiliated money market funds.

Investments in other investment companies are subject to market risk and selection risk.  In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

In addition to the risks described above, investments in ETFs include additional considerations.  Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.  Shares of the ETF generally increase in value as the value of the benchmark increases.  However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases.  Shares of an ETF are only redeemable in large blocks (typically, 50,000 shares) often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day’s next calculated net asset value. While traditional investment companies are continuously offered at net asset value, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark.  Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their net asset value and the risk that the ETFs may not be liquid.  ETFs also may be leveraged, and therefore, there is a greater potential for loss.  Additionally, most leveraged and inverse ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis.  Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Investment Grade Debt Obligations (Global Dynamic Bond Fund)

The Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of a rating agency or securities that the Investment Manager determines to be of equivalent quality.  Debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P and Fitch Ratings) are considered to have some speculative characteristics and are more sensitive to economic change than higher-rated securities. In the event that an investment grade security is subsequently downgraded below investment grade, the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities the Fund may hold, although the Investment Manager does not expect to hold these securities to a material extent under normal market conditions.

Mortgage-Related Securities (Global Dynamic Bond Fund)

Mortgage-backed securities. Mortgage-backed securities are a type of asset-backed securities that use mortgage loans secured by real property as their underlying asset class. Mortgage-backed securities differ significantly from other debt obligations because they usually do not have periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. Generally, mortgage-backed securities are “pass-through” securities, which means that the monthly payments, including principal and interest, made by the obligors of the mortgage loans are passed to the Fund net any fees paid to other parties, such as servicer of the loans.

Pass-through mortgage backed securities are usually issued by the 1) U.S. Government or its agencies or instrumentalities, 2) private issuers with guarantees from the U.S. Government or its agencies or instrumentalities or 3) private issuers without a government guarantee (but may have some type of private credit enhancement). Private mortgage-backed securities offer higher interest rates, but have limited market and liquidity, especially in a weakened market. Thus, it may become difficult to obtain the accurate value of the securities and dispose of them at an opportune time.

There are several U.S. Government agencies or instrumentalities that issue pass-through mortgage-backed securities. The principal governmental guarantor of the securities is Government National Mortgage Association (“Ginnie Mae”), which is wholly owned by the U.S. Government. It is authorized to guarantee mortgaged related securities issued by private institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs with full faith and credit of the U.S. Government. In contrast, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are government-related guarantors, which means that their guarantee is not backed by the full faith and credit of the U.S. Government. Fannie Mae is a government-sponsored corporation, whose common stock is owned entirely by private stockholders. It purchases conventional residential mortgages from approved sellers and servicers.  Freddie Mac issues Participation Certificates, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Although Freddie Mac guarantees the timely payment of interest and the collection of the principal, it is not backed by the full faith and credit of the U.S. Government. Although if the guarantor is the U.S. Government, there is only minimal risk of guarantor default, the risk could be higher if the guarantor is a private party or a U.S. Government agency not backed by the full faith and credit of the US. government, such as Fannie Mae or Freddie Mac.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. FHFA, as the conservator, succeeded all rights, titles, powers and privileges of the two organizations as well as their stock holders, officers or directors with respect to the two organizations. Also, as the U.S. Treasury agreed to purchase up to $200 billion worth of senior preferred stocks of each organization, it imposed various covenants that limited each organization’s operations. Each organization remains liable for all of its obligations, including its guaranty obligations of its mortgage-backed securities, which may be repudiated by FHFA under the Federal Housing Finance Regulatory Reform Act of 2008 if it finds that the performance of the contract is burdensome and the repudiation of the contract can assist the organizations. FHFA also has the right to transfer, sell or dispose of any asset or liability of Fannie Mae or Freddie Mac without approval, assignment or consent, which could affect each organization’s ability to meet its liability.

Although FHFA has stated that it has no intention to repudiate or transfer the guaranty obligation of the two organizations, the small possibility cannot be ignored. If FHFA repudiates the contract, then each organization would be liable for actually direct compensatory damages to the extent of each organization’s available assets. If the contract is transferred to another party, the holders of the securities will be subject to the credit risk of the party holding the transferred guarantee contract. Consequently, securities issued by Fannie Mae and Freddie Mac may involve additional credit risk.

Other non-government entities, such as commercial banks, savings and loan institutions, and other issuers may also create pools pass-through mortgage loans. These pools are not backed by direct or indirect government guarantees, and thus offer a higher rate of interest than the government sponsored or guaranteed pools of loans. Still, some of these pools may be supported by various forms of credit enhancement, including letters of credit, insurance or guarantees. The existence of a guarantee or other form of credit support on the securities increases the value of the securities, since they become less riskier. However, there is always the risk that the guarantor will become unwilling or unable to meet its financial obligations.

Mortgage-backed securities are also susceptible to prepayment and extension risks. Prepayment risk is the risk that, as interest rates decrease, certain obligations will be paid off by the obligor more quickly than anticipated. When interest rates fall, borrowers are motivated to pay off debt and refinance at the new lower rates. When principal is returned early, future interest payments will not be paid on that part of the principal. In addition, the prepayment of an obligation may cause the Fund to invest the proceeds in securities with potentially lower returns. Extension risk is the risk that, as interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated. This may cause the value of such securities to fall.  Additionally, this may prevent the Fund from investing in securities with potentially higher returns. Thus, pass through mortgage-backed securities may have less potential for capital appreciation when interest rates decrease, and may not be a viable instrument for the Fund to lock in long-term interest rates.

Collateral mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). A CMO is a debt obligation collateralized by mortgage loans or mortgage pass-through securities. The obligation pays monthly interest and prepaid principal. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac. The issuer of a series of CMOs may elect to be treated as REMICs. Unless stated otherwise, the discussion of CMOs below also applies to REMICs.

CMOs are usually divided into multiple classes, with each of the classes having different maturity dates and interest rates. Usually, the first class will have the shortest maturity date and the lowest interest rate among all of the classes and the payments received from the pool of underlying mortgages will be first directed to that class. Classes subordinated to the first class will generally receive principal only after the highest class has been retired. Sometimes, there is a “residual” class, the most junior of all of the classes, that will be entitled to any amount remaining after all classes and fees have been paid in full.

The Fund may invest in planned amortization class CMOs (“PACs”). PACs are structured to make specified principal payments on each payment date. The required principal payments on such securities have the highest priority after interest has been paid to all classes. These PACs generally need to be supported by “support” tranches that absorb most of the volatility in the underlying mortgage assets. The “support” bonds usually provide a higher yield to compensate for additional risks.

Adjustable rate mortgage-backed securities (“ARMs”). ARMs are pass-through securities with interest rates that reset at periodic intervals based on a designated benchmark index. However, the interest rates on ARMs are generally restricted by maximum and minimum rates. Thus, if the market interest rate increases to the level more than the maximum rate, then the value of the ARMs security may fall. In contrast, the value of the ARMs may increase if the interest rate decreases to the level lower than the minimum rate.

Stripped mortgage-backed securities (“SMBSs”). SMBSs are derivative multi-class mortgage securities that are usually structured with two classes that have different proportions of the interest and principal distributions on a pool of mortgage assets. Generally, one class will be receiving a higher portion of the principal payment, while the other class will receive a higher portion of the interest payment. More extreme SMBSs will have a principal only class that receives all of the principal payment while the interest only class receives all of the interest payment. The interest only class’ yield to maturity is extremely sensitive to the rate of principal payments, including pre-payments, on the underlying mortgage loans. An unexpectedly rapid rate of principal payments may negatively affect the yield to maturity of these securities.

Municipal Obligations (Global Dynamic Bond Fund)

Municipal obligations usually refer to debt obligations securities issued by states, territories, possession, or sovereign nations within the territorial boundaries of the United States. Municipal obligations are generally exempt from federal income tax. These obligations are usually classified as either “general obligations” or “revenue obligations” depending on how the financial obligations are secured.

General obligations are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The value of the general obligations may be highly sensitive to any event affecting the fiscal stability of the issuers. Any economic, legislative, political or regulatory developments hampering the issuers’ ability to meet their financial obligations may adversely affect the value of the securities. For example, tax base erosion, new constitutional limits on tax, whether state or federal, budget deficits, referendum on tax issues, and other financial difficulties could all significantly affect the value as well as the liquidity of the securities.

In contrast, revenue obligations are only payable from the revenues derived from a particular facility, class of facilities or other types of specified revenue source. Consequently, principal and interest payments of the obligations depend on the income and the viability of the specified underlying project, facility, or the revenue source.

Private activity bonds are similar to the general revenue obligations in their structure and purpose, except that the bonds are raised by the government to provide funds to a private entity to support the financing or construction of a facility to be used by the entity. Although private activity bonds are municipal or state issued tax-exempt securities, they are not backed by the full faith, credit, and taxing power of the issuer. Therefore, the successful interest and principal payments of the bonds will depend largely on the economic viability, the revenue, and the earnings of the facility during the term of the bonds.

Preferred Stock (All Funds)

Each Fund may invest in preferred stock.  Preferred stock represents an equity or ownership interest in an issuer that is entitled to dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred stock and common stock.  Preferred stock may be subject to option or mandatory redemption provisions.

Portfolio Turnover (All Funds)

Each Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Fund’s Investment Manager. In seeking to achieve its investment objective, each Fund may engage in active and frequent trading of portfolio securities. Accordingly, it is impossible to predict portfolio turnover rates.  Therefore, each Fund’s portfolio turnover rate may be significantly higher or lower than what is listed below. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.  A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Funds.

The portfolio turnover rates for each Fund (as a percentage of the average value of its portfolio) for the fiscal years ended April 30, 2014 and 2015 were:

Fund	Portfolio Turnover Rate
	2014	2015
Emerging Markets Fund	77%	99%
Asia Fund	88%	100%
EM Great Consumer Fund	29%	63%
Asia Great Consumer Fund	35%	33%
Global Great Consumer Fund	38%	53%
Global Dynamic Bond Fund	137%	106%

Repurchase Agreements (Global Dynamic Bond Fund)

Under a repurchase agreement, the Fund and a counterparty enter into an agreement, in which the Fund purchases underlying securities of the agreement and the counterparty agrees to repurchase the securities at a pre-determined date and price. Generally, the underlying securities of the agreement are not actually owned by the Fund, and they only constitute collateral for the seller’s obligation to pay the repurchase price. The difference between the initial price and the repurchase price determines the return of the agreement.  The length of the agreement is short, as it is generally less than one week.  A repurchase agreement allows the Fund to earn returns on cash that would otherwise not be invested. A purchase and sale contract serves a similar function as a repurchase agreement, except that the underlying securities of the contract are transferred to the purchaser and the purchaser receives any interest income on those securities during the period of the contract.

A repurchase agreement, like other financial contracts, is susceptible to counterparty credit risk. In case the counterparty defaults or delays its agreement, the Fund may have to incur expenses to enforce its rights against the counterparty or liquidate the collateral. (Such cost may be lower in the case of a purchase and sale contract, since the Fund will actually own the underlying securities). In some cases, the Fund may not be able to claim any interest in the securities depending on the bankruptcy proceeding of the counterparty. The delay could also hinder the Fund’s ability to invest in other securities at an opportune time by restricting the amount of funds available for investment.

Reverse Repurchase Agreements (Global Dynamic Bond Fund)

A reverse repurchase agreement has essentially the same mechanics and functions of a repurchase agreement, except the Fund plays a reverse role by becoming the seller of the underlying securities and repurchasing them from the counterparty at a pre-determined date and price. The Fund will enter into a reverse repurchase agreement if the interest income that it can earn from the investment of the proceeds of the agreement is greater than the interest income of the underlying securities of the agreement. A reverse repurchase agreement has several risks. In some cases, the interest income of the investment of the proceeds can be less than the interest income of the underlying assets or the value of the securities purchased with the proceeds could deteriorate, which means that the Fund did not maximize its earning potential. In a purchase and sale contract, the counterparty’s default may hinder the Fund from getting the underlying securities back.

Sovereign Debt (Global Dynamic Bond Fund)

The Fund may invest in sovereign debt of countries in both emerging and developed markets. A sovereign debtor may be unable to, or unwilling to, meet its financial obligations of the securities due to its cash flow, the condition of its reserves, the size of the debt service, changed policies toward international lenders, political constraints, and other various factors. These risks are further increased for sovereign issuers in emerging markets since some of them are among the largest debtors to commercial banks and foreign governments.

Temporary Defensive Policies (All Funds)

Each Fund reserves the right to invest without limitation in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash for temporary, defensive purposes.  Such temporary defensive strategy will not be consistent with a Fund’s primary investment strategies.

U.S. Government Obligations (Global Dynamic Bond Fund)

U.S. Government obligations include obligations issued or guaranteed by the U.S. federal government, its agencies and instrumentalities. However, not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government. Some are only supported by the credit of the agency or instrumentality issuing the obligation, while some are only supported by the limited backing of the U.S. Treasury. For example, U.S. Treasury obligations and obligations issued by Ginnie Mae are supported by the full faith and credit of the U.S. Government. Securities issued by the Fannie Mae and Freddie Mac are only supported by the credit of the issuing agency. If those securities default, an investor could only have legal recourse to the issuer, not the U.S. Government.

Brady bonds. Brady bonds are securities issued under the framework of the Brady Plan, which was initiated by former U.S. Treasury Secretary Nicholas F. Brady as a means for nations in emerging markets to exchange existing commercial bank loans to sovereign nations for new obligations in connection with debt restructurings. They may be collateralized or uncollaterized, are issued primarily in U.S. dollars (although may be issued in other currencies), and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds have their principal and certain interest generally collateralized by U.S. Treasury zero coupon bonds and other investment grade securities and denominated in U.S. dollars.

Brady bonds are largely utilized by developing countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela, and may involve the general risks associated with investing in sovereign securities in emerging markets, as well as specific market risks of the particular nation. Many of the issuing nations’ public and private entities have histories of defaults with respect to commercial bank loans. They are also generally considered speculative, and there can be no guarantee that the Brady Bonds in which the Fund invests will not be subject to restructuring agreements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal with respect to any of its holdings.

Warrants and Rights (All Funds)

Each Fund may purchase warrants and participate in rights offerings.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders.

A warrant or right ceases to have value if it is not exercised prior to its expiration date.  Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be.  Buying a warrant does not make the Fund a shareholder of the underlying stock and does not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  These factors can make warrants more speculative than other types of investments.  They are also generally less liquid than an investment in the underlying securities.

Zero Coupon Securities (Global Dynamic Bond Fund)

Zero coupon securities are debt securities that do not pay interest (a coupon) until maturity. Because of this feature, these bonds are sold at a deep discount to their face value, although the securities have a greater potential for complete loss of principal and/or return than traditional debt securities. The lack of current cash income also makes the value of these securities very volatile when interest rates fluctuate.

Additional Information about Investment Strategies

Each Fund’s Investment Manager may use the MSCI Global Industry Classification System, Standard Industrial Classification (“SIC”) Codes or any other reasonable industry classification system (including systems developed by the Investment Manager) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the Mirae Asset USA and the sub-manager may differ from one another.

In addition, each Fund’s Investment Manager may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund it advises that are specific to that Investment Manager.  For example, an Investment Manager may employ its own internally-developed definitions and standards in connection with characterizing a security as an “equity” or “debt” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” determining the scope of a “geographic region,” characterizing an investment as “income-producing” and characterizing an investment as a U.S. or non-U.S. investment.  In addition, the definitions and standards used by a Fund’s Investment Manager may change over time and without notice to investors, and in certain cases an Investment Manager may use definitions for a Fund, which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

MANAGEMENT OF THE FUNDS

The Trust’s Leadership Structure

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust.  The Board is responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers.  The officers of the Trust conduct and supervise the Trust’s daily business operations.

The Board is currently comprised of four individuals (each, a “Trustee”), three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  Mr. John F. McNamara, an Independent Trustee, acts as Chairman of the Board (the “Chairman”).  The Independent Trustees have retained independent legal counsel to assist them in their duties.   The Chairman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, the Chairman consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  The Board conducts regular, in-person meetings at least four times a year, and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established two standing committees – the Audit Committee and the Nominating and Governance Committee.  The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that this leadership structure, including the role of the Chairman being fulfilled by an Independent Trustee, is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through Mirae Asset USA, the sub-manager and other service providers, Trust officers and the Trust’s Chief Compliance Officer.  The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Funds is the responsibility of Mirae Asset USA, the sub-manager or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  Each of Mirae Asset USA, the sub-manager and the other service providers have their own independent interest in risk management and their policies and methods of risk management depends on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides oversight by receiving and reviewing on a regular basis reports from Mirae Asset USA, the sub-manager or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on Mirae Asset USA, the sub-manager and other service providers with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board committees.  For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Trustees Experience, Qualifications and/or Skills

The information below includes each Trustee’s principal occupations during the last five years.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee.  The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Mr. McNamara has over 30 years of business experience in the area of finance and investment products.  He served on the board of directors of another registered investment company and on the boards of hedge funds.  Mr. Enrique Arzac has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies and on the board of directors of an investment management and investment advisory services company.  Mr. Keith M. Schappert has over 30 years of business and consulting experience in the area of investment management.  He also currently serves on the boards of directors of other registered investment companies and on the board of trustees of investment management firms.  Mr. Peter Graham has over 24 years of experience in the areas of business, product development, marketing, strategy and investment management.  He currently serves as Chief Executive Officer of Mirae Asset USA.

The tables below set forth certain information about the Trustees and officers of the Trust. The business address of each Trustee and officer is 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019. Each Trustee serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in the Trust’s governing documents or by statute.  Each elected officer is elected by, and serves at the pleasure of, the Board.

Board of Trustees:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Public Directorships Held in the Past Five Years
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	7

Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (two closed-end funds, eight open-end funds and one variable annuity fund, each an investment company); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company); Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013; Director of Starcomms PLC (telecommunications company) from 2008 to 2011

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired.	7	Director of Chirin Capital (hedge fund) from June 2004 to July 2011; Director of Progress Capital (hedge fund) from June 2005 to July 2011
Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC (investment industry consulting) since 2008.	7

Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management); Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management); Director of Trilogy Global Advisors from December 2009 to December 2011(investment management); Director of Soleil Securities from March 2008 to May 2009 (investment research)

Board of Trustees:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Public Directorships Held in the Past Five Years
Interested Trustee:
Peter Graham (1964)	Trustee	March 2013 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.	7	None

Officers:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter Graham (1964)	President	2011 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.
Robert Shea (1966)	Secretary	March 2013 to present

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since

March 2013 and Head of Finance and Operations from July 2009 to March 2013; Director and Executive Vice President of Horizons ETFs Management (USA) LLC since 2012; Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.
Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008.

Standing Board Committees

The Trust has an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”).  Each of the Audit Committee and the Governance Committee consists of all the Independent Trustees, namely Enrique R. Arzac, John F. McNamara and Keith M. Schappert.

Mr. Enrique R. Arzac serves as chairman of the Audit Committee.  In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls.  The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm.  The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to each Fund’s Investment Manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.  During the Trust’s fiscal year ended April 30, 2015, the Audit Committee met two times.

Mr. Keith M. Schappert serves as chairman of the Governance Committee. The Governance Committee will accept nominees recommended by each Fund’s shareholders when a vacancy becomes available.  Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. During the Trust’s fiscal year ended April 30, 2015, the Governance Committee met two times.

Share Ownership

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund and all series of the Trust as of December 31, 2014.

Trustees	Emerging Markets Fund	Asia Fund	EM Great Consumer Fund	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund	Aggregate Dollar Range of Shares Owned of All Series of the Trust

Independent Trustees:
Enrique R. Arzac	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	None	$50,001-$100,000
John F. McNamara	None	None	Over $100,000	None	None	None	Over $100,000
Keith M. Schappert	None	None	None	None	None	None	None
Interested Trustees:
Peter Graham	$10,001-$50,000	None	$10,001-$50,000	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000

As of December 31, 2014, none of the Independent Trustees or their immediate family members beneficially owned securities of Mirae Asset USA, the sub-manager of the Funds, the Trust’s distributor or any person directly or indirectly controlling, controlled by or under common control with Mirae Asset USA, the sub-manager or the Trust’s distributor.

Trustee Compensation

Each Independent Trustee is paid as compensation an annual retainer of $30,000 paid quarterly for his services as a Trustee of the Trust, an $8,000 Board meeting fee to be paid for each in-person quarterly Board meeting attended, and a $500 fee for each special Board meeting attended. Each Independent Trustee is also paid an additional fee of $500 for attendance and participation at all Committee meetings conducted during an in-person quarterly Board meeting. Each Independent Trustee will also get paid an additional $500 for any special Committee meetings attended. The Chairman of the Board is paid an additional annual retainer of $10,000 paid quarterly, the Chairman of the Audit Committee is paid an additional annual retainer of $5,000 paid quarterly and the Chairman of the Governance Committee is paid an additional annual retainer of $2,500 paid quarterly. Each Independent Trustee is reimbursed for his out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to his attendance at Board and Committee meetings.

The table below sets forth the compensation paid by each Fund to the Independent Trustees for their service for the fiscal year ended April 30, 2015.

	Independent Trustees
Compensation from	Enrique R. Arzac[1]	John F. McNamara[2]	Keith M. Schappert[3]
Emerging Markets Fund	$4,282	$4,591	$4,073
Asia Fund	$4,092	$4,388	$3,902
EM Great Consumer Fund	$40,494	$43,429	$38,660
Asia Great Consumer Fund	$12,451	$13,356	$11,927
Global Great Consumer Fund	$4,073	$4,367	$3,878
Global Dynamic Bond Fund	$3,608	$3,869	$3,435
Pension or Retirement Benefits Accrued as Part of Funds Expenses	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None
Aggregate Compensation from All Series of the Trust	$69,000	$74,000	$65,875

1	Includes compensation as Audit Committee Chairman.
2	Includes compensation as Board Chairman.
3	Includes compensation as Governance Committee Chairman.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following shareholders owned, as of record or beneficially, 5% or more of a share class of the indicated Fund’s shares as of August 5, 2015.

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
EMERGING MARKETS FUND-CLASS I MIRAE ASSET SECURITIES HK LIMITED SUITE 1502 LEVEL 15 THREE PACIFIC PLACE 1 QUEENS ROAD EAST HONG KONG	56.57%
EMERGING MARKETS FUND-CLASS I SHINHAN BANK AS TRUSTEE* MIRAE ASSET MAESTRO TRUST 120 2GA TAEPYUNG-RO JUNG-GU SEOUL KOREA 100-724	16.40%
EMERGING MARKETS FUND-CLASS I MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	12.75%
EMERGING MARKETS FUND-CLASS A AMERIPRISE FINANCIAL SERVICES, INC.* 570 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	26.59%
EMERGING MARKETS FUND-CLASS A MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	25.02%
EMERGING MARKETS FUND-CLASS A PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	13.53%
EMERGING MARKETS FUND-CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	9.15%
EMERGING MARKETS FUND-CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	6.11%
EMERGING MARKETS FUND-CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	5.64%
EMERGING MARKETS FUND-CLASS C MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	20.03%
EMERGING MARKETS FUND-CLASS C UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	12.59%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
EMERGING MARKETS FUND-CLASS C UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	12.59%
EMERGING MARKETS FUND-CLASS C PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	12.42%
EMERGING MARKETS FUND-CLASS C UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	9.30%
EMERGING MARKETS FUND-CLASS C OPPENHEIMER & CO. INC.* 125 BROAD STREET 15TH FLOOR NEW YORK NY 10004	5.15%
EMERGING MARKETS FUND-CLASS C OPPENHEIMER & CO. INC.* 125 BROAD STREET 15TH FLOOR NEW YORK NY 10004	5.15%
EMERGING MARKETS FUND-CLASS C OPPENHEIMER & CO. INC.* 125 BROAD STREET 15TH FLOOR NEW YORK NY 10004	5.15%
ASIA FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS CO LTD 1 SUHA-DONG JUNG-GU EAST TOWER 26F MIRAE ASSET CENTER SEOUL SOUTH KOREA 100-210	39.84%
ASIA FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS HONG KONG LIMITED 1 QUEEN'S ROAD EAST LEVEL 15 THREE PACIFIC PLACE HONG KONG	22.85%
ASIA FUND-CLASS I MIRAE ASSET CAPITAL CO LTD EAST TOWER 20F MIRAE ASSET CENTER 1 SEOUL SOUTH KOREA 100-210	11.91%
ASIA FUND-CLASS I SHINHAN BANK AS TRUSTEE* MIRAE ASSET MAESTRO TRUST 120 2GA TAEPYUNG-RO JUNG-GU SEOUL SOUTH KOREA 100-724	8.86%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
ASIA FUND-CLASS I CHARLES SCHWAB & CO INC.* 101 MONTGOMERY STREET SAN FRANCISCO, CO 94101	6.23%
ASIA FUND-CLASS A MIRAE ASSET GLOBAL INVESTMENTS HONG KONG LIMITED 1 QUEEN'S ROAD EAST LEVEL 15 THREE PACIFIC PLACE HONG KONG	37.06%
ASIA FUND-CLASS A NATIONAL FINANCIAL SERVICES LLC* NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	27.04%
ASIA FUND-CLASS A TD AMERITRADE CLEARING, INC.* 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	15.16%
ASIA FUND-CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	7.12%
ASIA FUND-CLASS A RAYMOND JAMES FINANCIAL SERVICES, INC.* 880 CARILLON PARKWAY SAINT PETERSBURG FL 337332749	5.20%
ASIA FUND-CLASS C MIRAE ASSET GLOBAL INVESTMENTS HONG KONG LIMITED 1 QUEEN'S ROAD EAST LEVEL 15 THREE PACIFIC PLACE HONG KONG	62.59%
ASIA FUND-CLASS C UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	11.69%
ASIA FUND-CLASS C UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	11.69%
EM GREAT CONSUMER FUND-CLASS I MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	49.25%
EM GREAT CONSUMER FUND-CLASS I CHARLES SCHWAB & CO INC.* 101 MONTGOMERY STREET SAN FRANCISCO, CO 94101	8.30%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
EM GREAT CONSUMER FUND-CLASS A MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	25.33%
EM GREAT CONSUMER FUND-CLASS A NATIONAL FINANCIAL SERVICES LLC* NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	17.27%
EM GREAT CONSUMER FUND-CLASS A AMERIPRISE FINANCIAL SERVICES, INC.* 570 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	7.80%
EM GREAT CONSUMER FUND-CLASS A PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	6.22%
EM GREAT CONSUMER FUND-CLASS A LPL FINANCIAL CORPORATION* 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	5.71%
EM GREAT CONSUMER FUND-CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	5.14%
EM GREAT CONSUMER FUND-CLASS C MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	65.02%
ASIA GREAT CONSUMER FUND-CLASS I MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	31.59%
ASIA GREAT CONSUMER FUND-CLASS I MIRAE ASSET SECURITIES CO LTD EAST TOWER 18F MIRAE ASSET CENTER 1 SEOUL REPUBLIC OF KOREA 100-210	16.28%
ASIA GREAT CONSUMER FUND-CLASS I PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	8.76%
ASIA GREAT CONSUMER FUND-CLASS I MIRAE ASSET SECURITIES HK LIMITED 1 QUEENS ROAD EAST SUITE 1502 LEVEL 15 THREE PACIFIC PLACE HONK KONG	8.44%
ASIA GREAT CONSUMER FUND-CLASS A MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	19.76%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
ASIA GREAT CONSUMER FUND-CLASS A AMERIPRISE FINANCIAL SERVICES, INC.* 570 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	14.43%
ASIA GREAT CONSUMER FUND-CLASS A UBS FINANCIAL SERVICES INC.* C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	12.24%
ASIA GREAT CONSUMER FUND-CLASS A PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	10.46%
ASIA GREAT CONSUMER FUND-CLASS A LPL FINANCIAL CORPORATION* 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	7.72%
ASIA GREAT CONSUMER FUND-CLASS A OPPENHEIMER & CO. INC.* 125 BROAD STREET 15TH FLOOR NEW YORK NY 10004	5.74%
ASIA GREAT CONSUMER FUND-CLASS C MORGAN STANLEY SMITH BARNEY LLC* 2000 WESTCHESTER AVE PURCHASE, NY 10577	54.33%
ASIA GREAT CONSUMER FUND-CLASS C PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	6.33%
GLOBAL GREAT CONSUMER FUND-CLASS I MIRAE ASSET SECURITIES BRASIL CCTVM LTDA 418 18TH FLOOR VILA OLIMPIA RUA FUNCHAL SAO PAULO BRASIL 04551-060	32.51%
GLOBAL GREAT CONSUMER FUND-CLASS I GERLACH NOMINEE AND CO LLC* 3800 CITIGROUP CENTER SUITE B3-14 TAMPA FL 33610	26.87%
GLOBAL GREAT CONSUMER FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS USA LLC 1350 AVENUE OF THE AMERICAS FL 33 NEW YORK NY 10019-4801	18.57%
GLOBAL GREAT CONSUMER FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS CO LTD 1 SUHA-DONG JUNG-GU EAST TOWER 26F MIRAE ASSET CENTER SEOUL SOUTH KOREA 100-210	12.33%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
GLOBAL GREAT CONSUMER FUND-CLASS I HSBC SEOUL BRANCH AS A TRUSTEE FOR MIRAE ASSET GLOBAL CONSUMPTION GROWTH FOFS EQUITY MASTER INVESTMENT TRS* HSBC BUILDING 37 CHILPAE-RO JUNG-GU SEOUL KOREA	9.22%
GLOBAL GREAT CONSUMER FUND-CLASS A MIRAE ASSET GLOBAL INVESTMENTS USA LLC 1350 AVENUE OF THE AMERICAS FL 33 NEW YORK NY 10019-4801	74.08%
GLOBAL GREAT CONSUMER FUND-CLASS A PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	7.70%
GLOBAL GREAT CONSUMER FUND-CLASS A RAYMOND JAMES FINANCIAL SERVICES, INC.* 880 CARILLON PARKWAY SAINT PETERSBURG FL 337332749	5.75%
GLOBAL GREAT CONSUMER FUND-CLASS A OPPENHEIMER & CO. INC.* 125 BROAD STREET 15TH FLOOR NEW YORK NY 10004	5.75%
GLOBAL GREAT CONSUMER FUND-CLASS C MIRAE ASSET GLOBAL INVESTMENTS USA LLC 1350 AVENUE OF THE AMERICAS FL 33 NEW YORK NY 10019-4801	83.52%
GLOBAL DYNAMIC BOND FUND-CLASS I MIRAE ASSET SECURITIES HK LIMITED 1 QUEENS ROAD EAST SUITE 1502 LEVEL 15 THREE PACIFIC PLACE HONK KONG	49.46%
GLOBAL DYNAMIC BOND FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS USA LLC 1350 AVENUE OF THE AMERICAS FL 33 NEW YORK NY 10019-4801	27.34%
GLOBAL DYNAMIC BOND FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS HONG KONG LIMITED 1 QUEEN'S ROAD EAST LEVEL 15 THREE PACIFIC PLACE HONG KONG	10.04%
GLOBAL DYNAMIC BOND FUND-CLASS I MIRAE ASSET GLOBAL INVESTMENTS CO LTD 1 SUHA-DONG JUNG-GU EAST TOWER 26F MIRAE ASSET CENTER SEOUL SOUTH KOREA 100-210	10.01%
GLOBAL DYNAMIC BOND FUND-CLASS A MIRAE ASSET GLOBAL INVESTMENTS USA LLC 1350 AVENUE OF THE AMERICAS FL 33 NEW YORK NY 10019-4801	97.02%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
GLOBAL DYNAMIC BOND FUND-CLASS C MIRAE ASSET GLOBAL INVESTMENTS USA LLC 1350 AVENUE OF THE AMERICAS FL 33 NEW YORK NY 10019-4801	87.95%
GLOBAL DYNAMIC BOND FUND-CLASS C PERSHING LLC* ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 07399	11.56%

*   Beneficial owner

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

As of August 7, 2015, all Trustees and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of any Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA”) is the investment manager for each Fund. Mirae Asset USA, a Delaware limited liability company with its office located at 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019, is an indirect, majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae Asset Korea”). Mirae Asset USA provides global investment advisory services.

Under its investment management agreement with the Trust on behalf of each Fund (collectively, the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to each Fund, subject to the oversight and supervision of the Board.  Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Mirae Asset USA, with respect to each Fund except Global Great Consumer Fund and Global Dynamic Bond Fund, has entered into a sub-management agreement (“Sub-Management Agreement”) with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”). Pursuant to the Sub-Management Agreement, Mirae Asset USA will compensate the sub-manager with a portion of the management fee it receives from the Fund, if any, for providing sub-advisory services to such Fund.

Mirae Asset Hong Kong, Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong, was established in December 2003 and engages in portfolio management activities primarily for individuals, institutional investors and investment trusts.

Pursuant to the Investment Management Agreement, each Fund pays Mirae Asset USA a monthly management fee at an annual rate of such Fund’s average daily net assets as set forth below:

Fund	Management Fee Rate
Emerging Markets Fund	1.05%
Asia Fund	1.00%
EM Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Great Consumer Fund	0.95%
Global Dynamic Bond Fund	0.65%

With respect to Class A, Class C and Class I Shares of each Fund, Mirae Asset USA has contractually agreed to waive its management fee and, if necessary, to reimburse fees and/or expenses to each Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses) of the Fund do not exceed the percentages specified below through August 31, 2016:

Fund	Share Class	Operating Expense Limit (as a percentage of average daily net assets)
Emerging Markets Fund	Class A Class C Class I	1.70% 2.45% 1.45%
Asia Fund	Class A Class C Class I	1.70% 2.45% 1.45%
EM Great Consumer Fund	Class A Class C Class I	1.70% 2.45% 1.45%
Asia Great Consumer Fund	Class A Class C Class I	1.70% 2.45% 1.45%
Global Great Consumer Fund	Class A Class C Class I	1.45% 2.20% 1.20%
Global Dynamic Bond Fund	Class A Class C Class I	1.15% 1.90% 0.90%

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by a Fund are less than the expense limit for such share class, the applicable share class may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period. In no event, however, will payment of such reimbursement cause such Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement.  To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the applicable Fund at the time of payment, and the Board of Trustees must approve the payment of such reimbursement. The expense limitation agreement may be terminated prior to August 31, 2016 upon 90 days’ prior written notice by a majority of the Independent Trustees of the Trust or by a majority of the outstanding voting securities of the applicable Fund.

For the periods set forth below, the aggregate amount of management fees due from each Fund pursuant to the Investment Management Agreement, and the amounts waived by Mirae Asset USA, were as follows:

	Fiscal Year Ended April 30, 2013		Fiscal Year Ended April 30, 2014		Fiscal Year Ended April 30, 2015
Fund	Fees Due (before expense caps and waivers)	Fees Waived by Mirae Asset USA	Fees Due (before expense caps and waivers)	Fees Waived by Mirae Asset USA	Fees Due (before expense caps and waivers)	Fees Waived by Mirae Asset USA
Emerging Markets Fund	$177,601	$177,601	$166,908	$166,908	$155,996	$155,996
Asia Fund	$126,811	$126,811	$121,682	$121,682	$154,168	$154,168
EM Great Consumer Fund	$266,966	$266,966	$763,390	$517,181	$1,580,152	$359,080
Asia Great Consumer Fund	$149,913	$149,913	$170,659	$170,659	$487,547	$245,334
Global Great Consumer Fund	$84,728	$84,728	$104,353	$104,353	$135,468	$135,468
Global Dynamic Bond Fund	$82,955	$82,955	$85,448	$85,448	$82,198	$82,198

In addition, for the periods set forth below, the total amount of non-management fees and expenses reimbursed to the Funds by Mirae Asset USA was:

	Total Non-Management Fees and Expenses Reimbursed
Fund	Fiscal Year Ended April 30, 2013	Fiscal Year Ended April 30, 2014	Fiscal Year Ended April 30, 2015
Emerging Markets Fund	$191,957	$111,712	$82,166
Asia Fund	$209,067	$150,273	$97,034
EM Great Consumer Fund	$196,146	$0	$0
Asia Great Consumer Fund	$183,181	$103,960	$0
Global Great Consumer Fund	$128,754	$107,231	$38,855
Global Dynamic Bond Fund	$187,306	$147,307	$90,024

Control of Mirae Asset USA and the Sub-Manager

Mirae Asset USA.  Mirae Asset USA is an indirect majority-owned subsidiary of Mirae Asset Korea and an indirect minority-owned subsidiary of Mirae Asset Hong Kong.  Mirae Asset Korea is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group, of which Mirae Asset USA is a member.

Mirae Asset Hong Kong. Mirae Asset Hong Kong is wholly owned by Mirae Asset Korea.  Mirae Asset Korea is a leading financial services company in Korea and is the headquarters for the Mirae Asset Global Investments Group, of which Mirae Asset Hong Kong is a member.

Portfolio Managers

As described in the Prospectus, the day-to-day management of each Fund's portfolio is the primary and/or joint responsibility of a team of one or more Mirae Asset portfolio managers. These individuals may also have responsibility for the day-to-day portfolio management of other funds and accounts that are not a part of the Trust.

Management of Other Funds and Accounts.  The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of April 30, 2015.

	Number of Other Accounts Managed and Assets by Account Type[1,2]
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Names of Portfolio Managers	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Emerging Markets Fund
José Gerardo Morales, CFA	3	$236,940,977	29	$1,876,970,464	1	$7,864,244
Rahul Chadha	2	$41,150,983	11	$1,018,814,781	0	$-

Asia Fund
Rahul Chadha	2	$41,150,983	11	$1,018,814,781	0	$-

EM Great Consumer Fund
José Gerardo Morales, CFA	3	$236,940,977	29	$1,876,970,464	1	$7,864,244
Joohee An	2	$329,351,512	4	$1,127,363,907	0	$-

Asia Great Consumer Fund
Joohee An	2	$329,351,512	4	$1,127,363,907	0	$-

Global Great Consumer Fund
José Gerardo Morales, CFA	3	$236,940,977	29	$1,876,970,464	1	$7,864,244

Global Dynamic Bond Fund
Joon Hyuk Heo, CFA	1	$12,057,089	8	$2,733,110,726	0	$-

1   If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2   None of the portfolio managers managed any accounts or assets that charge performance-based fees as of April 30, 2015.

Securities Ownership of Portfolio Managers. The table below shows the dollar range of securities of the Funds beneficially owned as of April 30, 2015 by the portfolio managers listed above:

Portfolio Manager	Emerging Markets Fund	EM Great Consumer Fund
José Gerardo Morales	$10,001-$50,000	$10,001-$50,000

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Each portfolio manager receives a fixed base salary that takes into account the portfolio manager’s experience and responsibilities.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. Bonuses are based on a number of factors, including the profitability of the Mirae Asset Global Investments Group, which includes Mirae Asset USA, Mirae Asset Hong Kong and its affiliates, and the employee’s contributions to the firm, such as the performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities.  Market conditions and performance relative to the benchmark or peer group of the Fund or other account may also be considered.

Potential Material Conflicts of Interest.  Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account.  These conflicts include the following:  (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where Mirae Asset USA and/or a sub-manager (if applicable) has an incentive fee arrangement, including a performance-based fee, or other interest with respect to one account that does not exist with respect to other accounts.

Administration Services

Citi Fund Services Ohio, Inc. (in its capacity as the administrator, the “Administrator”) serves as the Trust’s administrator pursuant to a services agreement (the “Services Agreement”).  The Administrator has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

The Trust and the Administrator have entered into the Services Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Funds, including maintaining the books and records of each Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Services Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees.  The Administrator’s liability is limited to an amount agreed upon between the Administrator and the Trust.

For its services, the Administrator receives fees from each Fund calculated daily and paid monthly equal to the greater of (i) $5,833.33 or (ii) the sum of 0.015% of the first $1 billion in net assets of such Fund and 0.010% of the net assets of the Fund in excess of $1 billion. The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

For the periods set forth below, the aggregate amount of administration fees paid directly from each Fund to the Administrator was:

	Fiscal Year Ended April 30, 2013		Fiscal Year Ended April 30, 2014	Fiscal Year Ended April 30, 2015
Fund	Fees Paid to the Administrator	Fees Waived by the Administrator	Fees Paid to the Administrator	Fees Paid to the Administrator
Emerging Markets Fund	$69,872	$1,680	$70,000	$70,000
Asia Fund	$69,872	$1,680	$70,000	$70,000
EM Great Consumer Fund	$69,872	$1,680	$70,000	$70,000
Asia Great Consumer Funds	$69,872	$1,680	$70,000	$70,000
Global Great Consumer Fund	$69,872	$1,680	$70,000	$70,000
Global Dynamic Bond Fund	$69,872	$1,680	$70,000	$70,000

Fund Accounting Agent

Citi Fund Services Ohio, Inc., with its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust’s fund accounting agent (in its capacity as the fund accounting agent, the “Fund Accounting Agent”) pursuant to the Services Agreement. Pursuant to the Services Agreement, the Fund Accounting Agent performs record maintenance, accounting, financial statement and regulatory filing services for each Fund.

For the periods set forth below, the aggregate amount of fund accounting fees paid directly from each Fund to the Fund Accounting Agent was:

Fund	Fiscal Year Ended April 30, 2013	Fiscal Year Ended April 30, 2014	Fiscal Year Ended April 30, 2015
Emerging Markets Fund	$65,996	$54,100	$56,337
Asia Fund	$64,483	$54,413	$64,046
EM Great Consumer Fund	$60,887	$59,129	$67,121
Asia Great Consumer Funds	$62,719	$54,233	$61,563
Global Great Consumer Fund	$47,483	$45,688	$45,837
Global Dynamic Bond Fund	$38,152	$37,050	$35,870

Distributor

Funds Distributor, LLC (the “Distributor”) serves as the distributor of the Trust and each Fund.  The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor and its affiliates also serve as the principal underwriter to other mutual funds.

The Trust and the Distributor are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for each Fund’s Class A, Class C and Class I Shares.  The Distributor distributes shares of each Fund through financial intermediaries who may be members of The Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have executed dealer or selling group agreements with the Distributor.  The Distributor distributes shares of each Fund on a continuous basis; a Fund or the Distributor reserves the right to suspend or discontinue distribution.  The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor and its officers have no role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Investment Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Distributor may receive compensation under the Distribution Agreement for distribution of Fund shares.  Pursuant to the Distribution Agreement, each Fund pays a Rule 12b-1 fee to the Distributor.  Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchaser of Class A Shares.  The Distributor may reallow a portion of the commissions and 12b-1 fees that are not paid to financial intermediaries, and may use such commissions and fees only, to pay distribution-related or shareholder service expenses.

Pursuant to an agreement between the Distributor and Mirae Asset USA, Mirae Asset USA has also agreed to compensate and reimburse the Distributor for its provision to the Funds of any distribution services for which the Funds are not authorized to compensate and reimburse the Distributor, including the registration of employees of Mirae Asset USA or its affiliates as registered representatives of the Distributor to facilitate distribution of Fund shares.

With respect to each Fund, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of such Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of such Fund, or by the Distributor, upon not more than 60 days’ written notice by either party.  The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Funds or their respective shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Transfer and Dividend Disbursing Agent

SunGard Investor Services, LLC., with its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust’s transfer and dividend-disbursing agent (in its capacity as the transfer and dividend-disbursing agent, the “Transfer Agent”) pursuant to a transfer agency services agreement (the “TA Services Agreement”).  Pursuant to the TA Services Agreement, the Transfer Agent performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Custodian

Citibank, N.A. (in its capacity as the custodian, the “Custodian”), with its principal offices at 111 Wall Street, New York, New York 10005, serves as the Trust’s custodian pursuant to a Global Custodial Services Agreement (the “Custodian Agreement”).  Pursuant to the Custodian Agreement, the Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Compliance Services

Under a Fund Compliance and AML Services Agreement (the “Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions (“Compliance Services”). The Compliance Agreement with respect to each Fund continues in effect until terminated.  The Compliance Agreement is terminable with or without cause and without penalty by the Board or by Foreside Compliance Services, LLC with respect to a Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Board will have the right to remove the CCO and/or the AMLCO at any time, with or without cause, without the payment of any penalty.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of each Fund and provides audit-related services and assistance and consults with respect to the preparation of filings with the SEC.

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel for the Trust.

Code of Ethics

Mirae Asset USA, Mirae Asset Hong Kong, Citi Fund Services Ohio, Inc. (the Administrator) and the Trust have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions.  Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, each Fund’s Investment Manager is primarily responsible for the execution of the Fund’s portfolio transactions.  In effecting such transactions, a Fund’s Investment Manager seeks to obtain best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities. The Investment Manager views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. Although the Investment Manager generally seeks reasonably competitive dealer spreads or commission rates, the Funds do not necessarily pay the lowest spread or commission available for any particular transaction.

In selecting brokers or dealers to execute portfolio transactions, a Fund’s Investment Manager considers factors it deems relevant in the context of a particular trade.  These factors may include, but are not limited to, (i) price, including commissions; (ii) risks taken in positioning a block of securities; (iii) broad market coverage resulting in a continuous flow of information regarding bids and offers; (iv) the full range of brokerage services provided by the broker; (v) the broker’s capital strength, creditworthiness, stability and reputation; (vi) the quality of the investment research and the investment strategies provided; (vii) special execution capabilities; and (viii) clearance, settlement, custody, recordkeeping and other services provided by such broker.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to pay higher commissions to a broker-dealer that provides certain research and brokerage services to such investment adviser in connection with the investment decision-making process.  Brokerage and research services include, but are not limited to, (i) furnishing advice on portfolio strategy; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).  A Fund’s Investment Manager may, and intends to, use such commissions or “soft dollars” to obtain certain research and brokerage services from one or more broker-dealers,which potentially could cause such Fund to pay a higher commission than other brokers would charge, but only if the Investment Manager determines in good faith that the commission is reasonable in relation to the value of the services provided. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Investment Manager assesses the reasonableness  of commissions in light of the total brokerage and investment research services provided by each such broker-dealer.

From time to time, a Fund may purchase new issues of securities in a fixed price offering.  In such circumstances, the broker may be a member of the selling group that will, in addition to selling securities, provide a Fund’s Investment Manager with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  These arrangements may not fall within the safe harbor of Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, each Fund will endeavor to achieve the best net results in effecting such transactions.

Transactions with Affiliates

Each Fund is prohibited from engaging in certain transactions involving brokers who are affiliated with the Funds absent an exemptive order under the 1940 Act.  Without such an order, the Funds are prohibited from engaging in portfolio transactions with an affiliated broker acting as principal.  In addition, each Fund is subject to limitations on purchasing securities in offerings in which an affiliated broker participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

Each Fund may execute brokerage transactions with affiliated brokers.  Payments of commissions to affiliated brokers will be made in accordance with Rule 17e-1 under the 1940 Act. The Trust has adopted procedures pursuant to which a Fund’s Investment Manager, Mirae Asset USA, and the sub-manager to a Fund, Mirae Asset Hong Kong, may direct orders to its affiliates to effect securities transactions on behalf of a Fund pursuant to Rule 17e-1 of the 1940 Act only if:

(1)  the commission, fee, or other remuneration received or to be received by the affiliated broker shall be reasonable and fair compared to the commission, fee, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time;

(2)  the Board, including a majority of the Independent Trustees, shall make and approve any changes to these procedures as they deem necessary and determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures; and

(3)  the Investment Manager promptly after the close of each quarter shall cause to be compiled a report of all commissions paid to any affiliated broker, including the terms of the transactions, during the preceding quarter. These reports shall be presented quarterly for review by the Board and, if required, for such action as the Board, including a majority of the Independent Trustees of the Trust shall deem best advised;

Notwithstanding (1) above, the fees, commissions or other remuneration paid by a Fund shall not exceed:

(a)   2% of the sales price of the securities if the sale is effected in connection with a secondary distribution of such securities; or

(b)   1% of the purchase or sale price of such securities if the sale is otherwise effected, unless the SEC shall by rule, regulation or order permit a larger commission.

Trade Allocation

Securities considered for investment by a Fund may also be appropriate for other investment accounts or clients managed by the Fund’s Investment Manager or its affiliates.  Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Fund’s Investment Manager will allocate the security transactions (including “new” issues) in a manner to ensure that no account or client is treated unfairly in relation to any other account or client.  As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts.  Allocations of securities will be made first by determining the clients and accounts for which a particular security is appropriate.  If the security is appropriate for more than one client or account, an allocation among such clients and accounts will be made on a pro rata basis.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  In certain cases, these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund.  It is also possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

Commissions Paid

Each Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions.  The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Each Fund’s Investment Manager effects portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions.  As a result of these investment policies, the Funds may engage in a substantial number of portfolio transactions.  Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in a Fund’s Investment Manager’s investment outlook.

For the periods set forth below, the aggregate amount of commissions paid directly from each Fund was:

Fund	Fiscal Year Ended April 30, 2013	Fiscal Year Ended April 30, 2014	Fiscal Year Ended April 30, 2015
Emerging Markets Fund	$96,848	$47,800	$56,819
Asia Fund	$103,627	$48,010	$64,680
EM Great Consumer Fund	$104,646	$195,486	$465,988
Asia Great Consumer Fund	$63,800	$36,499	$199,055
Global Great Consumer Fund	$22,291	$16,240	$23,498
Global Dynamic Bond Fund	$2,079	$1,402	$1,140

The following table reflects the aggregate dollar amount of brokerage commissions paid by each Fund to any broker/dealer with which such Fund may be deemed to be an affiliate during the periods set forth below.  Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Fund and as a percentage of the total value of all brokerage transactions effected on behalf of each Fund for the fiscal year ended April 30, 2015.

		Fiscal Year Ended April 30, 2013	Fiscal Year Ended April 30, 2014	Fiscal Year Ended April 30, 2015
Fund	Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliate	Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliate	Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliate	Percentage of Aggregate Brokerage Commissions Paid	Percentage of Aggregate Dollar Amount of Transactions Involving the Payout of Commissions
Emerging Markets Fund	Mirae Asset Securities C.T.V.M. Ltd.	$0	$0	$0	NA	NA
	Mirae Asset Securities (Hong Kong) Ltd.	$2,406	$202	$2,368	4.17%	3.43%
	Mirae Asset Securities Co., Ltd.	$340	$0	$0	NA	NA
	Mirae Asset Securities (Korea) Ltd.	$0	$106	$0	NA	NA
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	$3,363	$247	$2,869	4.44%	3.18%
	Mirae Asset Securities Co., Ltd.	$944	$0	$0	NA	NA
	Mirae Asset Securities (Korea) Ltd.	$0	$68	$0	NA	NA
EM Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	$840	$643	$11,992	2.57%	2.78%
	Mirae Asset Securities Co., Ltd.	$591	$0	$0	NA	NA
	Mirae Asset Securities (Korea) Ltd.	$0	$696	$0	NA	NA
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	$595	$160	$7,720	3.88%	4.11%
	Mirae Asset Securities Co., Ltd.	$458	$0	$0	NA	NA
	Mirae Asset Securities (Korea) Ltd.	$0	$25	$0	NA	NA
Global Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	$2,188	$0	$1,801	7.67%	6.17%
	Mirae Asset Securities (USA) Inc.	$159	$0	$35	0.15%	0.29%
	Mirae Asset Securities (Korea) Ltd.	$0	$0	$829	3.53%	1.97%
Global Dynamic Bond Fund	Mirae Asset Securities (USA) Inc.	$177	$189	$0	NA	NA

During the fiscal year ended April 30, 2015, certain Funds acquired securities issued by their regular brokers or dealers, or their parent companies, as reflected in the table below. The following shows the aggregate holdings of the securities of each such issuer as of April 30, 2015. (For these purposes, a regular broker or dealer is deemed one that derived or whose parent derived more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter or an investment adviser during its most recent fiscal year.)

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by Fund at the Close of its Fiscal Year Ended April 30, 2015	Broker or Dealer
Global Dynamic Bond Fund	$276,080	SPDR Barclays Capital High Yield Bond ETF
	$250,588	Goldman Sachs Group, Inc.
	$226,240	J.P. Morgan

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved policies and procedures with respect to the disclosure of information about each Fund’s portfolio holdings, as described below.  The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings.  The Board provides oversight of compliance with the policies and procedures adopted or approved by the Trust, Mirae Asset USA, the sub-manager, the Administrator, the Distributor, the Transfer Agent and Foreside Compliance Services, LLC (the Trust’s compliance services provider).

In accordance with the rules established by the SEC, each Fund sends semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Additionally, each Fund is required to disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q within 60 days of quarter-end.  Generally within five days of filing with the SEC, each Fund’s portfolio holdings, as reported in the semi-annual and annual reports and the Form N-Qs, will be available on the Trust’s website at http://investments.miraeasset.us and are available upon request at no cost by contacting the Trust at 1-888-335-3417.  Each Fund will also post a complete list of its month-end portfolio holdings on the Trust’s website 30 days or more after month-end and disclose its top ten holdings approximately 15 days or more after calendar quarter end.

Public portfolio holdings information may be provided to independent third-party fund reporting services, such as Lipper or Morningstar.  Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described above.  In order to deliver the information earlier, the applicable Fund must obtain the prior written approval of Mirae Asset USA and the sub-manager.  In addition, the fund reporting service must enter into an agreement to keep the information confidential and not to trade on such information.  Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the President or a Trustee of the Trust.  Such approval, if any, is reported to the full Board and the Trust’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

The Funds may distribute portfolio holdings information to due diligence departments of broker-dealers, wirehouses and other financial institutions (“Financial Intermediaries”) that regularly analyze the portfolio holdings of mutual funds before their public disclosure, provided that (i) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund’s shares, (ii) the recipient agrees not to use the information for investment or trading purposes and (iii) the recipient signs a written confidentiality agreement.  As of the date of this SAI, there are no arrangements with Financial Intermediaries pursuant to the above policy.

Pursuant to the Trust’s policies and procedures, except as provided above, each Fund’s portfolio holdings information may not be released prior to the information becoming public.  The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, the Distributor, intermediaries that distribute the applicable Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates.  Certain limited exceptions (noted above and below) have been approved by the Board.  In addition, the Trust has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise.  As part of its oversight, the Board receives reports from the Trust’s Chief Compliance Officer regarding the Funds’ and their service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Funds to certain entities on a confidential basis.  These entities must either have an explicit agreement to, or by virtue of their respective duties to the applicable Fund are required to, maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund.  Accordingly, each Fund, on an ongoing periodic basis, may, or cause the Investment Manager or sub-manager to, disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons:

•

The Trust’s Board of Trustees

•

The Trust’s Transfer Agent

•

The Trust’s Distributor

•

The Trust’s Administrator, Custodian and securities lending agent (if any)

•

The Trust’s independent registered public accounting firm, Ernst & Young LLP

•

The Trust’s legal counsel, Sidley Austin LLP

•

The Trust’s Compliance Services Provider

•

Independent Trustees’ counsel

Although the Trust, in many cases, will disclose current portfolio holdings on a daily basis to certan of these entities or persons, the Trust believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Funds.

When engaged in purchasing, selling or lending Fund securities, a Fund may disclose certain information about one or more of the security positions it owns.  Although the Funds do not have separate non-disclosure agreements with each of these trading entities or lending agents, they will cease doing business with any entity believed to be misusing the information.

None of the Funds, Mirae Asset USA, the sub-manager or their respective affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings.  If Mirae Asset USA or the sub-manager or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Trust’s SAI.

Although the Trust has adopted these policies and procedures with respect to the selective disclosure of Fund portfolio holdings information, there is no guarantee that individuals and firms who receive portfolio holdings information will not misuse of such information.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A and Class C Shares

The Trust, on behalf of each Fund, has adopted a plan pursuant to Rule 12b-1 (a “Plan”) under the 1940 Act for Class A Shares under which a Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of Class A Shares of the Fund.  The Trust, on behalf of each Fund, has also adopted a Plan for Class C Shares under which a Fund is authorized to pay payees compensation for the distribution-related and/or shareholder services provided by such entities.  Under the Plan for Class C Shares, a Fund may pay an aggregate fee up to 0.75% of the average daily net assets of Class C Shares of the Fund for distribution-related services and an aggregate fee up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder services.  The payee may pay any or all amounts received under the Plan to other persons for any distribution or service activity conducted on behalf of a Fund.  The distribution fee for Class C Shares may also be used to finance the cost of advancing brokerage commissions to investment representatives.  The Plans are core components of the ongoing distribution of Class A Shares and Class C Shares.

Each Plan is subject to the provisions of Rule 12b-1 under the 1940 Act.  In their consideration of a Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to each Fund and the related class of shareholders.  In approving each Plan in accordance with Rule 12b-1, the Independent Trustees of the Trust concluded that there is reasonable likelihood that the Plan will benefit each Fund and its related class of shareholders.

Among other things, each Plan provides that:  (i) the Board will receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) any material amendment thereto must be approved by the Board, including by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the Plan (“Plan Trustees”), cast in person at a meeting called for that purpose; (iii) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Plan Trustees; (iv) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board in accordance with Rule 12b-1 under the 1940 Act; and (v) so long as the Plan is in effect, the Independent Trustees then in office will select and nominate other independent trustees.  Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.  The Plan may be terminated as to any class of shares without penalty at any time by the vote of a majority of the Plan Trustees, or by the vote of the holders of a majority of the shares of such class.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred.  As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class.  Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly.

Distribution-related revenues consist of shareholder servicing fees, distribution fees and contingent deferred sales charges (“CDSCs”).  Distribution-related expenses consist of, among other things, financial adviser compensation, selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense.  The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class.  Sales personnel may receive different compensation for selling different classes of shares.

The Trust may enter into written agreements relating to the implementation of the Plans (“Related Agreements”), provided that such agreements have been approved by the Board.  The Trust and the Distributor have entered into a Distribution Agreement, which constitutes a Related Agreement under Plans relating to the Class A and Class C Shares.  Pursuant to this Agreement, the Distributor performs (directly or through third parties) distribution, promotional, marketing, and shareholder services for the Funds.

For the fiscal year ended April 30, 2015, the aggregate amount of distribution and shareholder servicing fees paid directly from each Fund was:

	2015
Fund	Class A	Class C
Emerging Markets Fund	$1,748	$7,279
Asia Fund	$2,342	$4,991
EM Great Consumer Fund	$67,700	$165,662
Asia Great Consumer Fund	$8,064	$27,888
Global Great Consumer Fund	$2,633	$8,469
Global Dynamic Bond Fund	$1,410	$6,179

Payments to Intermediaries

Mirae Asset USA and/or its affiliates may compensate intermediaries that distribute shares of a Fund or service investors in a Fund or may, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  Factors considered in determining whether to pay these additional amounts, include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors.  In addition to such payments, Mirae Asset USA and/or its affiliates may offer other incentives such as sponsorship of educational or client seminars relating to current issues and/or products, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals.  Mirae Asset USA and/or its affiliates anticipate that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant.  As permitted by SEC and FINRA rules and other applicable laws and regulations, Mirae Asset USA and/or its affiliates may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families.  “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to financial intermediaries through which investors may purchase shares of a Fund.  In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a Fund to you.  Please contact your financial intermediary for details about revenue sharing payments it may receive.  Payments for these purposes are made by Mirae Asset USA or an affiliate from their own resources and may vary.  Certain of the payments may be offset by 12b-1 fees.  It is expected that Mirae Asset USA or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

In addition to the sales charges, 12b-1 fees and shareholder service fees, Mirae Asset USA and its affiliates may out of their own resources pay additional cash or non-cash incentives to financial intermediaries to encourage the sale of the Funds’ shares.  These additional payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares; payments for shareholder servicing; CUSIP fees; NSCC Account fees; maintenance fees; set-up fees regarding establishment of new accounts; sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition; and occasional meals, entertainment, tickets to sporting or other events, nominal gifts and travel and lodging (subject to applicable rules and regulations).  These payments may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

The payments may be a fixed dollar amount and/or based on a percentage of the value of shares sold to or held by customers of the intermediary involved and may differ from intermediary to intermediary.  Although the individual components may be higher and the total payments made to each qualifying firm in any given year may vary, additional payments may but are not normally expected to exceed (a) 0.25% of the current year’s Fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Purchasing Shares

Due to the desire of the Funds to afford ease of redemption, certificates will not be issued to indicate ownership in any Fund.

Additional Information About Opening an Account/Minimum Balances

The Prospectus sets forth the minimum initial investment and account balance for each Fund.

Each Fund reserves the right, following 60 days’ written notice to applicable shareholders, to:

•

assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a systematic investment plan (“SIP”) in place and a balance of less than $1,000; and

•

redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account.  The applicable Fund will mail the proceeds of the redeemed account to the shareholder.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $500 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.  Reductions in value that result solely from market activity will not trigger an involuntary redemption.

Additional Information About the CDSC for Class A Shares

As discussed in the Prospectus, initial sales charges may be waived for shareholders investing $1 million or more, and Mirae Asset USA may pay, from its own resources, a sales commission to brokers that initiate and are responsible for purchases of $1 million or more at the following rates:

Amount of Purchase	Sales Commission as a Percentage of Dollar Amount Subject to Charge
$1 million up to but not exceeding $5 million	0.75%
In excess of $5 million up to but not exceeding $10 million	0.50%
In excess of $10 million	0.25%

A CDSC of 1.00% is imposed on certain redemptions of such investments of $1 million or more within twelve months after purchase.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for a minimum of $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans and $25,000 for Class I Shares) may be placed pursuant to the methods described in the Prospectus.  A confirmation of the purchase will be mailed out promptly following receipt of a request to purchase additional shares of a Fund.  Federal regulations require that payment be received within three (3) business days.  If payment is not received within that time, the order is subject to cancellation.  In the event of such cancellation or cancellation at the purchaser’s request, the purchaser will be responsible for any loss incurred by a Fund or the Distributor by reason of such cancellation.  If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the applicable Fund or the Distributor for the loss incurred.  Any net profit on the liquidation of unpaid shares will accrue to the applicable Fund.

Payment by Checks

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of a Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred.  Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Funds.

Share Price

Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order.  The net asset value normally will be computed for each class as of the close of regular trading on each day during which the New York Stock Exchange (the “NYSE”) is open for trading.  Orders received after the close of regular trading on the NYSE will be executed at the next day’s net asset value.  If the order has been placed by a member of FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Other Information

The Trust may authorize certain members of FINRA other than the Distributor to accept purchase and redemption orders for each Fund’s shares.  Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the applicable Fund when such brokers or their authorized designees accept the orders.  Subject to the terms of the contract between each Fund and the broker, ordinarily orders will be priced at such Fund’s net asset value next computed after acceptance by such brokers or their authorized designees.  Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service.  The Board has the right to limit the amount of purchases by, and to refuse to sell to, any person.  The Board and the Distributor may suspend or terminate the offering of shares of any Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account.  Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor.  Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number.  A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Each Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Suspension of Sales

The Trust may, in its sole discretion, suspend, discontinue or limit the offering of one or more of a Fund’s share classes at any time. In determining whether any such action should be taken, Fund management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the Distributor.  The Class A and Class C Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Redemption Information

Redemptions by Telephone

Shareholders currently have the right to redeem by telephone up to $100,000 to their address of record.  In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a)

NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b)

EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appears on the account.  A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).

If a request for redemption to a shareholder’s bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note:  Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank.  As this may delay receipt by the shareholder’s account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Funds employ procedures, including recording telephone calls, testing a caller’s identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud.  To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.  Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted for 15 business days following their purchase.

Redemptions by Mail

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Funds’ Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request.  When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign.  These procedures are for the protection of shareholders and should be followed to ensure prompt payment.  Redemption requests must not be conditional as to date or price of the redemption.  Proceeds of a redemption will be sent within seven business days after receipt of a request for redemption that complies with the above requirements.  Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts.  For more information, call 1-888-335-3417.

Redemptions in-Kind

In the event a Fund’s management determines that substantial distributions of cash would have an adverse effect on such Fund’s remaining shareholders, each Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing such Fund’s net asset value.  Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of the period.  The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his or her shares.

If redemption payment is made in portfolio securities, the redeeming shareholder may incur brokerage commissions and applicable taxes in converting those securities into cash.  In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (i) be delivered to their designated agent, or (ii) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions, fees and applicable taxes) remitted to them.

Other Information

All redemption requests must be directed to the Transfer Agent.  Redemption requests that are delivered to the Fund rather than to the Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the net asset value at the time of redemption or repurchase.  The Funds do not impose a redemption or repurchase charge.  Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding.  See “Taxes.”

Shareholders who wish to redeem shares from special plan accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the applicable Fund.  If no election is made, dividends and distributions will be invested in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date.  Shareholders may change their dividend option either by calling 1-888-335-3417 or by sending written instructions to the Transfer Agent.  Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date.  Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions.  Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.  See “Taxes.”

Investors may also have dividends automatically deposited to their predesignated bank account.  Investors choosing to participate in the Funds’ Systematic Withdrawal Plan must reinvest any dividends or capital gains.  For most retirement plan accounts, the reinvestment of dividends is required.

Reports to Shareholders

The Trust issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Funds’ registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders.  The summaries may be obtained by calling 1-888-335-3417.

Special Plan Accounts

Detailed information on the investor programs described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio  43218-3165, or by calling toll free, 1-888-335-3417.  The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan.  The state tax treatment may be different and may vary from state to state.  It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from their bank accounts by completing the appropriate form and providing the necessary documentation to establish this service.  The minimum investment is $50.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging.  Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals.  By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher.  Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased.  However, this investment approach does not assure a profit or protect against loss.  This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.  Shareholders may designate which day they want the automatic investment to be processed.  If no date is specified, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors.  The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through the Systematic Investment Plan.  In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder’s account in the event that regular investments to the account cease before the $1,000 minimum is reached.

PERFORMANCE DATA

Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

TAXES

The accompanying Prospectus contains information about the U.S. federal income tax consequences of ownership of shares.  Certain supplementary information is presented below.  References below to “Funds” apply to the Funds described in the accompanying Prospectus, as applicable.

United States Federal Income Taxation

The following is a general discussion of material U.S. federal income tax consequences relating to the status of the Funds and to the tax treatment of distributions by the Funds to shareholders.  This discussion is based on the Internal Revenue Code of 1986, as amended, (the “Code” for purposes of this section), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may change either retroactively or prospectively.  This discussion applies to shareholders who hold shares as capital assets within the meaning of Section 1221 of the Code.  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (for example, certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of a Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Each Fund intends to elect to qualify and intends to continue to qualify for the special tax treatment applicable to “regulated investment companies” under Sections 851 through 855 of the Code.  To qualify, each Fund must, among other conditions:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), in two or more issuers engaged in the same or similar trades or businesses or related trades or businesses that are controlled by the Fund, or in securities of one or more “qualified publicly traded partnerships.”  Foreign currency gains will qualify for the gross income test described above if such gains are derived with respect to the Fund’s business of investing in stock, securities or currencies.  Each Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

For purposes of the asset diversification tests described above, it is not always clear who will be treated as the issuer of a derivative security, and the IRS has only provided limited guidance. As a result, while each Fund generally intends to treat the issuers of the underlying reference securities as the issuers for purposes of the foregoing diversification tests, a Fund may adopt a different approach in certain circumstances, and the IRS may issue contrary guidance or reach a different conclusion with respect to a particular investment.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency.  As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes (or is treated as distributing, as described below) to its shareholders, provided that at least 90% of its “investment company taxable income” (determined without regard to the deduction for dividends paid) is distributed or deemed distributed in each of its taxable years.  Assuming a Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gain that is not distributed or deemed distributed.

Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain (which consists of the excess of net long-term capital gain in excess of net short-term capital loss) at least annually.  In addition, each Fund intends to make sufficient distributions in a timely manner to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.  In general, in order to avoid the 4% U.S. federal excise tax, a Fund must distribute for each calendar year at least 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31).  Despite each Fund’s intention to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations imposed by countries in which it invests that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund, or by other factors.

If any net capital gain is retained by a Fund for reinvestment, requiring U.S. federal income taxes to be paid thereon by the Fund, such Fund will elect to treat such capital gains as having been distributed to shareholders.  As a result, each shareholder will be required to include such capital gains in income as long-term capital gains, will be able to claim his or her share of U.S. federal income taxes paid by such Fund on such gains as a credit against his or her own U.S. federal income tax liability or as a refund and will be entitled to increase the adjusted tax basis of his or her Fund shares by the difference between his or her share of such gains and the related credit or refund.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% qualified income test described above), notwithstanding the availability of certain relief provisions, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, provided that a shareholder satisfies the applicable holding period and other requirements with respect to his or her shares, dividends received by a non-corporate shareholder would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and dividends received by a corporate shareholder would be eligible for the dividends-received deduction.

Each Fund may invest in shares of certain foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”).  In the absence of one of the elections described below, if a Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself may be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, each Fund generally intends to make an election to “mark to market” its shares of PFICs (that is, generally treat them as if they were sold and repurchased at the end of each taxable year).  At the end of each taxable year to which the election applies, each Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares.  If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not previously been offset by such deductions.  As a result of a mark-to-market election, a Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock.  Alternatively, each Fund may be able to elect to include annually, as income and gain, its share of the ordinary earnings and net capital gain of certain PFICs.

Certain investments made by a Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds.  In addition, a Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other consequences, may affect the character of gains and losses realized by the applicable Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also will require each Fund to mark-to-market certain types of positions in its portfolio.  A Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In that case, a Fund may have to dispose of securities and use the proceeds to make required distributions at a time when independent investment judgment might not dictate such action.  Each Fund intends to monitor these investments and transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of such Fund as a regulated investment company.

Distributions

Distributions to shareholders of a Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gain will be taxable as ordinary income to shareholders.  Distributions of each Fund’s net capital gain (reported as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder.  Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s adjusted basis in his or her shares of the

Fund, and as a capital gain thereafter. In the case of a Fund with a non-calendar taxable year, the Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Distributions of “qualified dividend income” made or deemed made by a Fund to a non-corporate shareholder will be treated as “qualified dividend income” received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains, provided the shareholder satisfies the applicable holding period and other requirements.  Dividends received by a Fund from foreign corporations in certain jurisdictions (including China, Indonesia, the Republic of Korea, Philippines, Thailand and India) generally will constitute “qualified dividend income” provided that the Fund satisfies applicable holding period and other requirements.  Dividends received from foreign corporations in other foreign jurisdictions may not constitute “qualified dividend income” and may be treated as ordinary income.  Capital gain dividends paid by a Fund are not eligible for the dividends-received deduction available to corporations.  Ordinary income dividends received by domestic-corporate shareholders will be eligible for the dividends-received deduction only to the extent such dividends are derived from dividends from domestic corporations for which the Fund could have claimed a dividends-received deduction if such a deduction were available to the Fund and only if the Fund reports such dividends as eligible for the dividends-received deductions.

All distributions of net investment income and net capital gain, whether received in cash or reinvested, must be reported by the shareholder on his or her U.S. federal income tax return.  Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.  Each Fund intends to distribute its net investment company taxable income and net capital gain, if any, in the manner set forth in the applicable Prospectus.  Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated for federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year declared. Because each Fund has a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may also elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

Distributions by a Fund result in a reduction in the net asset value of such Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should consider the tax implications of buying shares just prior to a distribution.  Although the price of shares purchased at that time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Exchange or Redemption of Shares

A shareholder may recognize a taxable gain or loss if the shareholder exchanges or redeems his or her shares.  An exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares.  A shareholder will generally be subject to taxation based on the difference between his or her adjusted tax basis in the shares exchanged or redeemed and the value of the cash or other property (including securities distributed by the applicable Fund or shares of another Fund for which the redeemed shares are exchanged) received by him or her in payment thereof.

A shareholder who receives securities upon redeeming his or her shares will have a tax basis in such securities equal to their fair market value on the redemption date.  A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his or her tax basis in such securities.

Any gain or loss arising from the exchange or redemption of shares will be treated as capital gain or loss and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Capital gains recognized by individuals and other non-corporate shareholders on an exchange or redemption of shares will generally be taxed at the rate of 20% if the shareholder’s holding period for the shares is more than 12 months. Any loss realized on an exchange or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares (including shares received pursuant to the shareholder’s election to reinvest distributions in additional shares).  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss arising from the exchange or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any capital gain dividends received or deemed received by the shareholder with respect to such shares.  For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a disposition of his or her shares will be required to report the disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount (generally $2 million for individuals).  Failure to comply with the reporting requirements gives rise to substantial penalties.  Certain states, including New York, may also have similar disclosure requirements.  Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a disposition of shares.

In addition, the Fund is required by law to report to the Internal Revenue Service ("IRS") and a shareholder certain cost basis information for shares of the Fund acquired on or after January 1, 2012, and exchanged or redeemed after that date.  Upon an exchange or redemption of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the exchange or redemption, and whether the related gain or loss is long-term or short-term.  The cost basis of the shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder selects a different IRS-accepted method offered by the Fund in a timely fashion.  This requirement will not apply to investments through an IRA or other tax-advantaged account.  Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation, and to obtain more information about how this new cost basis reporting requirement applies to them.  For shares of the Fund acquired before January 1, 2012, this new requirement will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.  To obtain the default cost basis reporting method or to elect a different method offered by the Fund, please contact the Fund at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

Medicare Tax

A 3.8% Medicare tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with incomes exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates.

Foreign Taxes

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest.  If a Fund is liable for foreign income taxes, including such withholding taxes, such Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that a Fund will be able to do so.  Under the Code, if more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes.  Shortly after any year for which a Fund makes such a pass through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.  Each Fund expects to be able to make this election, although no assurance can be given that they will be able to do so.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income.  For this purpose, the shareholder may treat as income from foreign sources both the portion of dividends and distributions received from a Fund that is derived from the Fund’s foreign source income (for example, dividends paid by foreign companies) and the shareholder’s proportionate share of foreign income taxes paid by the Fund.  Each Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from a Fund that qualifies as foreign source income.  Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by a Fund.  A shareholder’s ability to claim a credit for foreign taxes paid by a Fund may also be limited by holding period requirements applicable to both the Fund’s investment in foreign securities and to the shareholder’s investment in shares of the Fund.

If a Fund fails to qualify to make the election or does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income.  Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Backup Withholding

Each Fund will be required to impose backup withholding at the rates specified in the Code on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This discussion does not apply to a foreign shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during the taxable year, for example, dual citizens and U.S. “green card” holders. Other individuals who traveled to the United States over the past 3 years should consult with their tax advisors to determine if they may be treated as residents for U.S. tax purposes. This disclosure assumes that a foreign shareholder’s ownership of shares in a Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States.  Except as discussed below, a distribution of a Fund’s net investment income to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  In order to obtain a reduced rate of withholding, a foreign shareholder must provide an Internal Revenue Service Form W-8BEN or W-8BEN-E (or substitute form) certifying the shareholder’s entitlement to benefits under a treaty.  However, for taxable years beginning before January 1, 2014, certain “interest-related dividends” and “short-term capital gain dividends” paid to certain foreign shareholders were eligible for an exemption from the 30% U.S. federal withholding tax provided that certain requirements are satisfied and that the Fund elects to follow certain procedures. It is uncertain whether the U.S. Congress will pass legislation to extend this exemption and whether each Fund will follow the necessary procedures. Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to pass through amounts of foreign taxes paid by such Fund.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to distributions from a Fund of net capital gain (the excess of net long-term capital gain for the taxable year in excess of net short-term capital loss for that year) or amounts retained by a Fund that are reported as undistributed net capital gains.  In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain arising from the sale or redemption of shares of a Fund.

None of the Funds is or expects to become a “United States real property holding corporation” for U.S. federal income tax purposes. If any Fund were a “United States real property holding corporation,” a foreign shareholder’s receipt of certain distributions from the Fund and, under certain circumstances, gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares, might be subject to withholding tax and such foreign shareholder could be required to file a U.S. federal income tax return.

In addition, a 30% withholding tax may be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities.  To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation.  Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in a Fund.

Notices

Shareholders will be notified annually by each Fund in which they have invested of the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholders.  Furthermore, shareholders will also receive, if appropriate, various written statements furnished after the close of the applicable Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by such Fund to its shareholders during the preceding taxable year.

State and Local Taxes

In addition to federal income taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds (whether received in cash or reinvested) and on repurchases or redemptions of shares.  Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Funds and repurchases or redemptions of shares in their own states and localities.

Other Tax Information

As of April 30, 2015, the following Funds had net capital loss carryforwards ("CLCFs") for federal income tax purposes which are available to reduce future required capital gain distributions to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward for an unlimited period capital losses incurred in taxable years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As the result of the rule, pre-enactment CLCFs may have an increased likelihood of expiring unused. Additionally, post-enactment CLCFs will retain their character as short-term or long-term capital losses rather than being considered all short-term under previous law.

Capital loss carryforwards originating in current tax year and not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Global Dynamic Bond Fund	$84,284	$-	$84,284

Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

Fund	Post-October Loss Deferred	Post October Currency Loss Deferred and Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$701,938	$54,205	$756,143
Emerging Markets Great Consumer Fund	$5,688,617	$657,791	$6,346,408
Asia Great Consumer Fund	$-	$428,783	$428,783
Global Great Consumer Fund	$-	$7,583	$7,583

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading.  The NYSE is scheduled to be closed on the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.  Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.  The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

A security listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, is valued at its most recent sale price on the relevant exchange as of the close of regular trading on the NYSE on each day the NYSE is open for trading.  On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security.  In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board.

In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise “fair value” will be determined in accordance with fair value procedures approved by the Board.

Debt securities are valued as follows:  U.S. Government and agency securities are valued at the mean between the bid and asked prices.  Other debt securities, including corporate securities, municipal securities, asset-backed securities, derivatives, debt offerings, collateralized mortgage obligations and private placements are valued by using valuation methodologies from a pricing service. If such prices are not available from an independent, third-party pricing service, the quotations will be obtained from a Fund’s Investment Manager and the securities will be valued at the mean between the bid and the offer.  In the absence of available quotations, the security will be valued in accordance with fair valuation procedures approved by the Board.  Fixed income securities having a maturity of less than sixty days are valued at their amortized cost which approximates market value.

Options are valued at the last reported sales price at the close of the exchange on which the security is primarily traded.  If there is no such reported sale on the valuation date, the mean between the last reported bid and asked prices will be used.

Futures are valued at the daily quoted settlement price established each day by the board of exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.

Forward currency contracts are valued at the last bid price.  Quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis.  No quotations are offered for interim settlement dates.  Interpolated “fair values” are derived when the life of the contract is not the same as a life for which quotations are offered.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the investment company’s last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which a Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  These events may create arbitrage opportunities that may enable short-term traders to dilute the net asset value of long-term investors.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, each Fund’s Investment Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by Mirae Asset USA’s Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the applicable Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.  The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities.  A security’s valuation may differ depending on the method used for determining value.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short term traders.

ORGANIZATION OF THE TRUST

The Trust was formed as a statutory trust under the laws of the State of Delaware on April 7, 2010.  Currently, the Trust consists of seven series.

All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder.  Shares have no preemptive rights or conversion rights (except as described below).  Redemption and exchange rights are discussed elsewhere herein and in each Fund’s Prospectus.  Each share of each class of a Fund has equal rights with respect to each other share of the same class as to dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.  The Board may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another Fund or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion.  The Board may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert their shares into shares of one or more other funds or classes on terms established by the Board.

The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

Shareholders of each Fund are entitled to one vote for each share held in the election of Trustees and generally on other matters submitted to the vote of shareholders of the Fund or the Trust. All shares of all Funds or classes shall vote as a single Fund or class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund or class is required by the 1940 Act or by applicable law or is required by attributes applicable to any Fund or class, such requirement as to a separate vote by that Fund or class shall apply in lieu of the single Fund or class voting described above, (ii) unless the Trustees determine that this clause (ii) shall not apply in a case, to the extent that a matter referred to in clause (i) above affects more than one Fund or class and the interests of each such Fund or class in the matter are identical, then the shares of all such affected Funds or classes shall vote together as a single class and (iii) as to any matter which does not affect the interest of a particular Fund or class only the holders of shares of the one or more affected Fund or class shall be entitled to vote.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters:  (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Trust require that a special meeting of shareholders be held upon the written request of 25% of the outstanding shares entitled to vote at such meeting.

ADDITIONAL INFORMATION

Internet Access

Information regarding the Funds can be found on http://investments.miraeasset.us.  This site enables users to access or view new account forms, the applicable Fund’s Prospectus and related information.

Other Information

Many of the investment transactions in the Funds will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Funds.  These transactions will reflect investment decisions made by each Fund’s Investment Manager in light of the objectives and policies of such Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The Funds may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Funds’ Prospectus and this SAI omit certain information contained in the registration statement which the Trust has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby.  The Trust’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at http://www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by a Fund to the Fund’s Investment Manager.  A Fund’s Investment Manager will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Funds’ proxy voting records.

Each Fund is required to disclose annually its complete proxy voting records on Form N-PX.  For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-335-3417 and on the Funds’ website at http://investments.miraeasset.us.  The Funds’ Forms N-PX will also be available on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Funds and the related report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended April 30, 2015 are hereby incorporated by reference to the Trust’s annual report, as filed with the SEC on July 7, 2015.  No other part of the annual report is incorporated by reference herein.  The annual report is available upon request and without charge by calling 1-888-335-3417 or on the Trust’s website at http://investments.miraeasset.us.

APPENDIX A

MIRAE ASSET GLOBAL INVESTMENTS (USA) LLC

MIRAE ASSET GLOBAL INVESTMENTS (HONG KONG) LIMITED

PROXY VOTING POLICY AND PROCEDURES

1.0

INTRODUCTION

The rules under the Investment Advisers Act of 1940, as amended, require every registered investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.

These procedures apply to Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) with respect to all of Mirae Asset USA’s clients and to Mirae Asset Global Investments (Hong Kong) Limited (“Mirae Asset Hong Kong”) with respect to Mirae Asset Hong Kong’s clients that are domiciled in the United States.

Mirae Asset USA and Mirae Asset Hong Kong are collectively referred to herein as the “Mirae Asset Advisers.”  Clients domiciled in the United States are referred to herein as “U.S. Clients.”  The term “Clients” as used herein means all of Mirae Asset USA’s clients (both U.S. Clients and non-U.S. Clients) and Mirae Asset Hong Kong’s U.S. Clients for which the respective Mirae Asset Adviser has proxy voting responsibility.

Any questions about this document should be directed to the Chief Compliance Officer of Mirae Asset USA or the Chief Compliance Officer of Mirae Asset Hong Kong (each, a “CCO”), as pertinent.

The Mirae Asset USA CCO has general oversight responsibility for all proxy voting activities with respect to Client portfolio securities undertaken by the Mirae Asset Advisers and any third party service providers.

2.0

MIRAE ASSET DISCOVERY FUNDS

Mirae Asset USA serves as the investment adviser and Mirae Asset Hong Kong serves as a sub-adviser to the Mirae Asset Discovery Funds, an investment company registered under the Investment Company Act of 1940, as amended (the “Trust,” with separate series (each, a “Fund”)).

The Board of Trustees of the Trust has delegated responsibility for the voting of proxies relating to portfolio securities of the Funds to Mirae Asset USA.  Mirae Asset USA in turn has delegated responsibility for the voting of certain proxies for the Funds to Mirae Asset Hong Kong, as pertinent in its capacity as sub-adviser, under the general oversight of Mirae Asset USA.  As discussed further below, to help meet its proxy voting responsibilities, Mirae Asset USA has retained the services of a third party service provider, Broadridge, provided as a service through the custodian, Citi, to assist in the proxy voting process, including with respect to proxies for the Funds.

3.0

POLICY

It is the policy of each Mirae Asset Adviser to vote proxies on behalf of its Clients in the interest of maximizing investor value.  To that end, each Mirae Asset Adviser will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Decisions will not be made on social, ethical, moral or other non-economic grounds.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

The pertinent CCO or any Mirae Asset Adviser employee responsible for administering proxy voting under the supervision of the pertinent CCO (each a “Designee”) will bring any “regularly recurring” and non-“regularly recurring” matters to the attention of the pertinent Mirae Asset Adviser portfolio manager for the Client(s) involved.  After appropriate consideration, the portfolio manager will determine how the matter should be voted, consistent with the Mirae Asset Adviser’s fiduciary duty and in accordance with these Proxy Voting Policy and Procedures.

4.0

THIRD PARTY VENDOR

To help meet its proxy voting obligations, Mirae Asset USA has retained the services of a third party vendor, Broadridge, provided as a service through the custodian, Citi, to assist in the proxy voting process.  Broadridge will receive proxy materials and route such materials in a timely manner to the appropriate Mirae Asset Adviser Designee.  The Mirae Asset Adviser Designee will notify the pertinent portfolio manager so that the matter can be appropriately considered, as per the procedures in Section 5.0 Procedures for Identifying and Voting Proxies below.    Once a determination is made, the pertinent portfolio manager will notify the Mirae Asset Adviser Designee, who will relay the voting instructions to Broadridge.

The Mirae Asset USA CCO, in conjunction with input from the Mirae Asset Hong Kong CCO, manages the Mirae Asset Advisers’ relationship with Broadridge, including taking reasonable steps to confirm that Broadridge correctly routes all proxy material to the Mirae Asset Advisers, votes all proxies according to instructions from the pertinent Mirae Asset Adviser (and, if applicable, instructions from the Client) and retains all required documentation associated with proxy voting.

5.0

PROCEDURES FOR IDENTIFYING AND VOTING PROXIES

These Proxy Voting Policy and Procedures are designed to enable the Mirae Asset Advisers to resolve material conflicts of interest that may arise between a Mirae Asset Adviser and its Clients and their investors before voting Client proxies, which will be voted in the interest of shareholder value.

1.

Each Mirae Asset Adviser shall maintain a list of all the Clients for which it votes proxies.  The list will be maintained either in hard copy or electronically and updated by the pertinent CCO or Designee.

2.

The Mirae Asset Adviser Designee shall receive all proxy voting materials.  The CCO or the Designee shall review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy, with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to the Mirae Asset Adviser.

3.

The Designee shall evaluate the issues presented, including whether a matter is “regularly recurring” or non-“regularly recurring.”  As noted above, all matters will be brought to the attention of the pertinent portfolio manager.

4.

The pertinent CCO and/or the portfolio manager will reasonably try to determine whether any material conflicts exist between the interests of the applicable Mirae Asset Adviser (and, as pertinent, the interests of its affiliates), on the one hand, and those of its Clients, on the other hand, with respect to proxy voting.  See Section 6.0 Conflicts of Interest below.

5.

So long as there are no material conflicts of interest identified, the Mirae Asset Adviser Designee will instruct Broadridge to vote proxies according to the pertinent CCO and/or the portfolio manager’s instructions.  The Mirae Asset Adviser may also elect to abstain from voting if it deems such abstinence to be in the pertinent Client’s best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

6.

The Mirae Asset Advisers are not required to vote every Client proxy.  The Mirae Asset Advisers shall at no time ignore or neglect their proxy voting responsibilities.  However, there may be times when refraining from voting is in a client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.  (For example, casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person; or a matter may be deemed routine, such as the re-election of a nationally recognized accounting firm as a company’s auditor.)

7.

The pertinent portfolio manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which the Mirae Asset Adviser believes it may be in its Clients’ best interest for the Mirae Asset Adviser not to vote a particular proxy, and forward the analysis to the pertinent CCO.  The pertinent CCO shall maintain documentation of any cost/benefit analysis with respect to Client proxies that were not voted by the Mirae Asset Adviser.

8.

If the Mirae Asset Adviser determines that a material conflict of interest exists, the Mirae Asset Adviser (if not Mirae Asset USA, in consultation with and under the general supervision of Mirae Asset USA) will use one or more methods to resolve the conflict, which may include notifying outside counsel, who will recommend an appropriate course of action; disclosing the conflict to the Client and obtaining its consent before voting; engaging a proxy voting service or other third party to recommend a vote with respect to the proxy; or such other method as is deemed appropriate under the circumstances, given the nature of the conflict.  From time to time, the Mirae Asset Adviser may also abstain from voting in such circumstances when time and costs dictate.

9.

The pertinent Designee, under the supervision of the Mirae Asset Adviser CCO, shall be responsible for collecting and submitting proxy votes to Broadridge in a timely manner.

10.

Proxy votes will be recorded and the following information will be maintained:

a.

The name of the issuer of the portfolio security;

b.

The exchange ticker symbol of the portfolio security;

c.

The CUSIP number for the portfolio security;

d.

The shareholder meeting date;

e.

The number of shares that the Mirae Asset Adviser is voting on, and the number of shares that the Mirae Asset Advisers are voting on firm-wide;

f.

A brief identification of the matter voted on;

g.

Whether the matter was proposed by the issuer or by a security holder;

h.

Whether or not the Mirae Asset Adviser cast its vote on the matter;

i.

How the Mirae Asset Adviser cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.

Whether the Mirae Asset Adviser cast its vote with or against management; and

k.

Whether any investor requested an alternative vote of the Client’s proxy.

In the event that a Mirae Asset Adviser votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file.  (This may occur if a Client requires a Mirae Asset Adviser to vote a certain way on an issue, while the Mirae Asset Adviser deems it beneficial to vote in the opposite direction for other Clients.)

6.0

CONFLICTS OF INTEREST

Although Mirae Asset USA has not currently identified any material conflicts of interest that would affect its proxy voting decisions or the proxy voting decisions of the other Mirae Asset Advisers, it is aware of the following potential conflicts that could exist in the future:

●

Conflict:  A Mirae Asset Adviser retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in the Mirae Asset Adviser’s Clients’ portfolios.  For example, Mirae Asset USA may be retained to manage XYZ’s pension fund, where XYZ is a public company and Mirae Asset USA’s clients’ accounts hold shares of XYZ.  This type of relationship may influence Mirae Asset USA to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with Mirae Asset USA.

●

Conflict:  A Mirae Asset Adviser retains a Client or investor, or is in the process of retaining a Client or investor, that is an officer or director of an issuer that is held in the Mirae Asset Adviser’s Clients’ portfolios.  Similar conflicts of interest exist in this relationship as discussed above.

●

Conflict:  A Mirae Asset Adviser employee maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer.  For example, the spouse of a Mirae Asset USA employee may be a high-level executive of an issuer that is held in Mirae Asset USA’s Clients’ portfolios.  The spouse could attempt to influence Mirae Asset USA to vote in favor of management.

Resolution:  Upon the detection of a material conflict of interest, the procedures described above in Section 5.0 Procedures for Identifying and Voting Proxies will be followed.  The pertinent CCO shall maintain a written record of the method used to resolve a material conflict of interest.

Each Mirae Asset Adviser realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO of any material conflict that may impair the Mirae Asset Adviser’s ability to vote proxies in an objective manner.  The CCO shall maintain a written record of all materiality determinations.

In addition, any attempts by others within a Mirae Asset Adviser to influence the voting of Client proxies in a manner that is inconsistent with these Proxy Voting Policy and Procedures shall be reported to the pertinent CCO (and, if the Mirae Asset Adviser involved is not Mirae Asset USA, to the Mirae Asset USA CCO).  The CCO(s) should then report the attempt to outside counsel.

The Mirae Asset USA CCO should, as necessary  report to legal counsel all conflicts of interest that arise in connection with the performance of the Mirae Asset Advisers’ proxy-voting obligations (if any) and any conflicts of interest that have come to her attention (if any).  The Mirae Asset USA CCO will use the form set forth in the form attached hereto.  This information can lead to future amendments to these Proxy Voting Policy and Procedures.

7.0

RECORDKEEPING

The pertinent CCO shall generally maintain the documentation and follow the procedures described in the following section.

The Mirae Asset Adviser’s Proxy Voting Policy and Procedures.

•

Proxy materials received.  Upon receipt of a proxy, the pertinent CCO or Designee shall copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.  (The Mirae Asset Adviser is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.)

The Mirae Asset Adviser’s proxy voting records.

•

Documents prepared or created by a Mirae Asset Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from other industry analysts, third party service providers or other third parties that were material in the basis for the decision.

8.0

DISCLOSURE TO CLIENTS

Upon request from a Client, the Mirae Asset Adviser will provide to the Client the Mirae Asset Adviser’s proxy voting record for the period during which such Client was invested in the relevant security.

The Mirae Asset Advisers will never disclose such information to unrelated third parties unless doing so would be in the Client’s best interest.

9.0

DISCLOSURE REGARDING PROXY VOTING FOR THE TRUST

The Mirae Asset USA CCO shall ensure that records are maintained and made available to the appropriate service provider(s) so that the Trust is able to:

•

File its complete proxy voting record on an annual basis with the Securities and Exchange Commission on Form N-PX.

•

Make available to stockholders, either on its website or upon request, the record of how the Trust voted proxies relating to Fund portfolio securities.

10.0

PROXY SOLICITATION

The pertinent CCO must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of a Mirae Asset Adviser Client.  At no time may any employee accept any remuneration in the solicitation of proxies.  The pertinent CCO shall handle all responses to such solicitations.

11.0

CLASS ACTION LAWSUITS

Mirae Asset USA generally does not direct its Clients’ participation in class action lawsuits.  If any documentation is received by Mirae Asset USA in error regarding any Client’s participation in a class action lawsuit, the documentation should be given to the Head of Finance & Operations, who will either forward the documentation to the appropriate Client or return the documentation.

With respect to the Trust, the Mirae Asset USA CCO, in consultation with other appropriate Mirae Asset Adviser personnel, will consider on a case-by-case basis whether it is in the best interest of the Trust to opt out of a class action or to file a proof of claim or otherwise participate in a class action settlement.

REPORT OF PROXY VOTING CONFLICTS

To:  [Legal Counsel]

From:  (NAME), Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC

Date:  <DATE>

Re:  Proxy Voting Conflict of Interest

Mirae Asset Global Investments (USA) LLC and Mirae Asset Global Investments (Hong Kong) Limited (each, a “Mirae Asset Adviser”) adopted and implemented written Proxy Voting Policies and Procedures reasonably designed to ensure that each Mirae Asset Adviser votes proxies in the best interest of its Clients (as defined in the Proxy Voting Policy and Procedures).

Per that Proxy Voting Policy and Procedure, I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Signature:

Date:

App-1

APPENDIX B

Description of Credit Ratings

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”), Issue Credit Ratings

An S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation, the and promise we impute;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

‘BB’ ‘B’ ‘CCC’ ‘CC’ ‘C’

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments,  the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action  and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Description of Long-Term Obligation Ratings

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. 1,2

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

1   For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

2   Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.   Additionally, a “hyb” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*   By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairments.  Together with the hybrid indicator, the long-term obligations rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. 3,4

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and MBIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

3   For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

4   Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The primary credit rating scales may be used to provide a credit opinion of privately issued obligations or certain note issuance programs. The primary credit rating scales may also be used to provide a credit opinion of a more narrow scope, including interest strips and return of principal.

Description of Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

 Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Limitations of the Corporate Finance Obligation Rating Scale

Specific limitations relevant to the corporate finance obligation rating scale include:

The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer's securities or stock.

The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency's analysis which will influence actual recovery rates.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Description of Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Limitations of the Corporate Finance Obligation Rating Scale

Specific limitations relevant to the corporate finance obligation rating scale include:

The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer's securities or stock.

The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency's analysis which will influence actual recovery rates.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

MIRAE ASSET DISCOVERY FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits:
(a)(1)	Mirae Asset Discovery Funds (the “Registrant”) Certificate of Trust filed April 7, 2010. (b)
(a)(2)	Amendment to the Certificate of Trust. (g)
(a)(3)	Amendment to the Certificate of Trust.(j)
(a)(4)	Amendment to the Certificate of Trust.(k)
(a)(5)	Amendment to the Certificate of Trust.*
(a)(6)	Registrant’s Agreement and Declaration of Trust dated April 7, 2010. (b)
(b)	Registrant’s By-Laws dated April 7, 2010. (b)
(c)	Portions of the Agreement and Deed of Trust and By-Laws defining the rights of shareholders. (a)
(d)(1)	Investment Management Agreement between the Registrant and Mirae Asset Global Investments (USA) LLC. (f)
(d)(2)	Amendment to the Investment Management Agreement. (g)
(d)(3)	Amendment 3 to the Investment Management Agreement. (i)
(d)(4)	Sub-Management Agreement between Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) and Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”). (f)
(d)(5)	Expense Limitation Agreement. (f)
(d)(6)	Amendment No. 1 to the Expense Limitation Agreement. (f)
(d)(7)	Amendment No. 2 to the Expense Limitation Agreement. (g)
(d)(8)	Third Amendment to Schedule A of Expense Limitation Agreement. (i)
(d)(9)	Fourth Amendment to Schedule A of Expense Limitation Agreement. (i)
(d)(10)	Fifth Amendment to Schedule A of Expense Limitation Agreement.(j)
(d)(11)	Sixth Amendment to Schedule A of Expense Limitation Agreement.(k)
(d)(12)	Seventh Amendment to Schedule A of Expense Limitation Agreement.*
(e)(1)	Distribution Agreement between the Registrant and Funds Distributor, LLC. (f)
(e)(2)	Second Amendment to the Distribution Agreement. (g)
(e)(3)	Distribution Services Agreement between Mirae Asset USA and Funds Distributor, LLC. (f)
(e)(4)	First Amendment to the Distribution Services Agreement. (g)
(e)(5)	Form of Selling Group Member Agreement. (c)
(e)(6)	Form of Dealer Agreement. (c)
(f)	Not applicable.
(g)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (f)
(h)(1)	Services Agreement between Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(2)	Amendment dated 7/1/11 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(3)	Amendment to Services Agreement. (h)
(h)(4)	Amendment dated March 31, 2015 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.*
(h)(5)	Principal Financial Officer Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (f)
(h)(6)	Amendment to the Principal Financial Officer Services Agreement. (h)
(h)(7)	Transfer Agency Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. (assigned to SunGard Investor Services, LLL) *
(h)(8)	Fund Compliance and AML Services Agreement between the Registrant and Foreside Compliance Services, LLC dated April 19, 2010. (f)
(h)(9)	Uncommitted Demand Line of Credit Facility between the Registrant and Citibank, N.A. *
(i)	Opinion and Consent of Counsel. (h)
(j)	Consent of Independent Registered Public Accounting Firm.*
(k)	Not applicable.
(l)	Purchase Agreement between Registrant and Mirae Asset Global Investments (USA) LLC. (f)
(m)(1)	Amended Class A Shares Distribution Plan Pursuant to Rule 12b-1. (g)
(m)(2)	Amended Class C Shares Distribution Plan Pursuant to Rule 12b-1. (g)
(n)	Amended Plan pursuant to Rule 18f-3. (g)
(o)	Not applicable.
(p)(1)	Mirae Asset Global Investments (USA) LLC Code of Ethics. (d)
(p)(2)	Mirae Asset Global Investments (Hong Kong) Ltd. Code of Ethics. (d)
(p)(3)	Registrant’s Code of Ethics. (d)
(p)(4)	Funds Distributor, LLC Code of Ethics. (d)
(q)	Power of Attorney. *

*	Filed herewith.
(a)

Sections 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 2.15, 3.2, 3.7, 3.8, 3.9, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 7.1, 7.2, 8.3, 9.2, 9.4, 9.6 of the Registrant’s Agreement and Deed of Trust; Sections 11.1, 11.2 and 11.7 of the Registrant’s By-Laws

(b)	Filed on April 13, 2010 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-166018) (the “Registration Statement”)
(c)	Filed on August 19, 2010 as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(d)	Filed on September 15, 2010 as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.

(e)	Filed on January 26, 2011 as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(f)	Filed on August 29, 2011 as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement.
(g)	Filed on January 31, 2012 as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement.
(h)	Filed on February 29, 2012 as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement.
(i)	Filed on August 28, 2012 as an exhibit to Post-Effective Amendment No. 33 to the Registration Statement.
(j)	Filed on August 28, 2013 as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement.
(k)	Filed on August 28, 2014 as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement.

Item 29.        Persons Controlled By or Under Common Control with Registrant:

None.

Item 30.        Indemnification:

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, Section 7(A) of the Registrant’s Services Agreement and Section 7 of the Registrant’s Distribution Agreement.

Article VIII of Registrant’s Agreement and Declaration of Trust dated April 7, 2010 provides as follows:

The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct, gross negligence or reckless disregard of his duties involved in the conduct of such Indemnified Person’s office (such willful misconduct, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 7(A) of the Services Agreement provides that the Registrant will indemnify the Administrator, its affiliates and its and their respective officer, director, employees and representatives for, and will defend and hold each Indemnity harmless from, all losses, costs, damages and expenses (including reasonable legal fees) incurred by the Administrator or such person in any action or proceeding between the Administrator and any third party arising from or in connection with the performance of the Services Agreement imposed on, incurred by, or asserted against the Administrator in connection with or arising out of the following: (i) the Services Agreement, except any loss resulting from the bad faith, willful misfeasance, negligence or reckless disregard of the Administrator, in each case in connection with the services set forth in the Agreement; or (ii) any alleged untrue statement of a material fact contained in any registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant of the Registrant or arising out of or based upon any alleged omission to state a material fact required to be stated in any such document or necessary to make the statements in any such document not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Registrant by the Administrator specifically for use in the Offering Document.

Section 7 of the Distribution Agreement states that the Registrant shall indemnify, defend and hold harmless the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of the Securities Act of 1933 (the “Distributor Indemnitees”) free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant  (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.  However, the

Registrant is not obligated to indemnify any of the Distributor Indemnitees shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor in writing and acknowledging the purpose of its use. Additionally, the Registrant’s obligation to indemnify, defend and hold free and harmless the Distributor Indemnitees shall not apply to the extent that losses resulted from the Distributor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

Item 31.        Business and Other Connections of Investment Adviser:

(a)

Mirae Asset Global Investments (USA) LLC, an indirectly majority-owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2008 for the purpose of providing advisory services to investment companies and other clients. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (USA) LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name	Position with Mirae Asset Global Investments (USA) LLC	Other Substantial Business, Profession, Vocation or Employment
Peter Graham	Chief Executive Officer since 2013; Head of Product Development and Marketing since 2009	None
Thomas Calabria	Chief Compliance Officer since 2014

Chief Compliance Officer at Horizons ETFs Management (USA) LLC and Horizons ETFs Management (LATAM) LLC since 2014; Secretary of Horizons ETF Trust since 2014; Chief Compliance Officer at Burnham Asset Management and for Burnham Investors Trust from 2007 to 2014.

Robert Shea	Chief Operating Officer since 2013

President (since 2014) and Trustee (since 2015) of Horizons ETF Trust; Director and Executive Vice President of Horizons ETFs Management (USA) LLC and Horizons ETFs Management (LATAM) LLC since 2013; Head of Finance and Operations at Mirae Asset Global Investments (USA) LLC from 2009 to 2013.

José Morales	Chief Investment Officer since 2010	None

(b)

Mirae Asset Global Investments (Hong Kong) Limited, a wholly owned subsidiary of Mirae Asset Global Investments Co., Ltd., was organized in 2003 for the purpose of engaging in portfolio management activities primarily for institutional investors and investment trusts. Set forth below is a list of the principal officers and directors of Mirae Asset Global Investments (Hong Kong) Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years:

Name	Position with Mirae Asset Global Investments (Hong Kong) Limited	Other Substantial Business, Profession, Vocation or Employment
Jung Ho Rhee, CFA	Chief Executive Officer Since 2012

Head of Asset Allocation Team at Mirae Asset Global Investments (Hong Kong) Ltd. in 2011; Managing Director of Global Research and Chief Financial Officer of Mirae Asset Securities (Hong Kong) Ltd. from 2009 to 2011.

Wan Youn Cho	Chief Operating Officer since 2011	None
Josephine Wai Man Tang	Head of Compliance and Chief Compliance Officer since 2015	Head of Legal and Compliance at Enhanced Investment Products Limited (Hong Kong) from 2013-2015; Legal Counsel at CITIC Securities International Management (HK) Limited from 2010-2013.

Item 32.        Principal Underwriters:

(a)	Funds Distributor, LLC, the Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

GMO Series Trust

GMO Trust

Mirae Asset Discovery Funds

(b)

The following are the officers and managers of Funds Distributor, LLC, the Registrant’s underwriter. The main business address of Funds Distributor, LLC is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Paula R. Watson	Three Canal Plaza, Suite 100 Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

Item 33.        Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are maintained as follows:

(a)	Mirae Asset Global Investments (USA) LLC, 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019.
(b)

Mirae Asset Global Investments (Hong Kong) Ltd., Level 15, Three Pacific Place, 1 Queen’s Road East, Hong Kong (records relating to its role as sub-manager of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund).

(c)	Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its role as administrator and fund accounting service provider).
(d)	Citibank, 111 Wall Street, New York, New York 10005 (records relating to its role as custodian).
(e)	Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its role as principal underwriter).
(f)	SunGard Investor Services, LLC, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its role as transfer agent).

Item 34.        Management Services:

None.

Item 35.        Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 28th day of August, 2015.

MIRAE ASSET DISCOVERY FUNDS

By:  /s/ Peter Graham

Peter Graham, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Peter Graham	President	August 28, 2015
Peter Graham	(Principal Executive Officer)

/s/ Joel Engle	Treasurer	August 28, 2015
Joel Engle	(Principal Financial and Accounting Officer)

John F. McNamara*	Trustee
John F. McNamara

Keith M. Schappert*	Trustee
Keith M. Schappert

Enrique R. Arzac*	Trustee
Enrique R. Arzac

/s/ Peter Graham	Trustee	August 28, 2015
Peter Graham

* By:	/s/ Ioannis (John) Tzouganatos	August 28, 2015
Ioannis (John) Tzouganatos
as Attorney-In-Fact pursuant to Power of Attorney

Exhibit Index

Exhibit No.	Description
(a)(5)	Amendment to the Certificate of Trust
(d)(12)	Seventh Amendment to Schedule A of Expense Limitation Agreement
(h)(4)	Amendment dated March 31, 2015 to the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.
(h)(7)	Transfer Agency Services Agreement between the Registrant and Citi Fund Services Ohio, Inc.
(h)(9)	Uncommitted Demand Line of Credit Facility between the Registrant and Citibank, N.A.
(j)	Consent of Independent Registered Public Accounting Firm
(q)	Power of Attorney